Form 8-K - CURRENT REPORT

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 4, 2000

                      ANGELES INCOME PROPERTIES, LTD. 6
            (Exact name of registrant as specified in its charter)


            California                0-16210                 95-4106139
      (State or other jurisdiction  (Commission            (I.R.S. Employer
            incorporation)          File Number)        Identification Number)


                                55 Beattie Place

                              Post Office Box 1089

                       Greenville, South Carolina 29602
                   (Address of principal executive offices)


                         (Registrant's telephone number)

                                 (864) 239-1000

                                       N/A

        (Former name or former address, if changed since last report)


Item 2.    Acquisition or Disposition of Assets.

The Registrant sold one of its investment properties, Wakonda Shopping Center, located in Des Monies, Iowa on May 4, 2000. Wakonda Shopping Center was sold to The Cadle Company, an unrelated party, for $2,900,000.

The Registrant sold one of its investment properties, Casa Granada Apartments, located in Harlinge, Cameron County, Texas on September 21, 2000. Casa Granada was sold to The Cadle Company, an unrelated party, for $1,994,000.

The General Partner is currently evaluating the cash requirements of the Partnership to determine what portion of the net proceeds, if any, would be available to distribute to the partners in the near future.

Item 7.     Financial Statements and Exhibits

(b)   Pro forma financial information.

The  required  pro  forma  financial   information   will  be  provided  in  the
Registrant's quarterly report on Form 10-QSB for the quarter ended June 30, 2000.

(c)   Exhibits

      10.28 Purchase and Sale Contract for Wakonda Shopping Center between Registrant and The Cadle Company.

      10.29 Addendum  to  Purchase  and Sale  Contract  for  Wakonda  Shopping
            Center.

      10.30 Purchase and Sale Contract for Casa Granada Apartments between Registrant and The Cadle Company.

      10.31 First Amendment to Purchase and Sale Contract for Casa Granada Apartments.

      10.32 Second Amendment to Purchase and Sale Contract for Casa Granada Apartments.

      10.33 Third Amendment to Purchase and Sale Contract for Casa Granada Apartments.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ANGELES INCOME PROPERTIES, LTD. 6

                                 By: Angeles Realty Corporation II
                                     Its General Partner

                                 By: /s/Patrick J. Foye
                                     Patrick J. Foye
                                     Executive Vice President

                              Date:  November 13, 2000

                                                                   Exhibit 10.28


                             PURCHASE AND SALE CONTRACT

                                     BETWEEN

                        Angeles Income Properties, Ltd. 6

                                    AS SELLER

                                       AND

                                The Cadle Company

                                    AS PURCHASER

                                TABLE OF CONTENTS

                                                                           Page

ARTICLE 1 DEFINED TERMS......................................................1
ARTICLE 2 PURCHASE AND SALE OF PROPERTY......................................4
ARTICLE 3 PURCHASE PRICE & DEPOSIT...........................................4
ARTICLE 4 FINANCING..........................................................6
ARTICLE 5 FEASIBILITY PERIOD.................................................6
ARTICLE 6 TITLE..............................................................8
ARTICLE 7 CLOSING...........................................................11
ARTICLE 8 REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AND PURCHASER.16
ARTICLE 9  CONDITIONS PRECEDENT TO CLOSING..................................20
ARTICLE 10 BROKERAGE........................................................21
ARTICLE 11 POSSESSION.......................................................22
ARTICLE 12 DEFAULTS AND REMEDIES............................................22
ARTICLE 13 RISK OF LOSS OR CASUALTY.........................................23
ARTICLE 14 RATIFICATION.....................................................23
ARTICLE 15 EMINENT DOMAIN...................................................23
ARTICLE 16 MISCELLANEOUS....................................................23


                                    EXHIBITS

EXHIBIT A - LEGAL DESCRIPTION...............................................30
EXHIBIT B - ESCROW AGREEMENT................................................32
EXHIBIT 1.1.4 - SCHEDULE OF COMMERCIAL LEASES...............................38
EXHIBIT 1.1.7 - EXCLUDED PERMITS............................................39
EXHIBIT 1.1.9 - FIXTURES AND TANGIBLE PERSONAL PROPERTY.....................40
EXHIBIT 1.1.16 - SCHEDULE OF PROPERTY CONTRACTS.............................41
EXHIBIT 6.2.1 - EXCEPTIONS..................................................42
EXHIBIT 7.2.1.1 - FORM OF GENERAL WARRANTY DEED.............................43
EXHIBIT 7.2.1.2 - FORM OF BILL OF SALE......................................48
EXHIBIT 7.2.1.3 - FORM OF GENERAL ASSIGNMENT................................55
EXHIBIT 7.2.1.6 - SELLER'S CERTIFICATE OF NON-FOREIGN STATUS................64
EXHIBIT 8.1.1.3 - PARTIES IN POSSESSION OF PROPERTY.........................65
EXHIBIT 9.1.4 - FORM OF ESTOPPEL CERTIFICATE................................66

                           PURCHASE AND SALE CONTRACT

THIS PURCHASE AND SALE CONTRACT ("Purchase Contract") is entered into as of the _______ day of ________, 2000 (the "Effective Date") by and between ANGELES INCOME PROPERTIES, LTD. 6, a California limited partnership, having a principal address at c/o AIMCO, 1873 South Bellaire Street, Suite 1700, Denver, Colorado 80222 ("Seller") and THE CADLE COMPANY, an Ohio corporation, having a principal address at 100 North Center Street, Newton Falls, Ohio 44444 ("Purchaser").

     NOW, THEREFORE WITNESSETH: That for and in consideration of mutual covenants and agreements herein after set forth, Seller and Purchaser hereby agree as follows:

                                      RECITALS

R-1...Iowa Seller holds legal title to the following real estate located in Polk County, Iowa, as more particularly described in Exhibit A-1 (the "Wakonda on Fleur Shopping Center"), and Linn County, Iowa, as more particularly described in Exhibit A-2 as Parcel 1 (the "Town and County Shopping Center"). Seller will control the legal title to the real estate described in Exhibit A-2 as Parcel 2 by Closing Date by exercising an option to purchase said property, and having it conveyed to Purchaser by General Warranty Deed or equivalent Deed. Said exhibits are attached hereto and made a part hereof. Improvements have been constructed on the parcels described in this Recital.

R-2...Purchaser desires to purchase and Seller has agreed to sell such land, improvements and certain associated property, defined below as the "Property" on the terms and conditions set forth below (which terms and conditions shall control in the event of any conflict with these Recitals), such that on the Closing Date as defined in this Purchase Contract the Property will be conveyed to Purchaser or its designee by general warranty or equivalent R-3. Purchaser has agreed to pay to Seller the Purchase Price for the Property, and Seller has agreed to sell the Property to Purchaser on the terms and conditions set forth below.

R-4...Purchaser has made such investigations regarding the Property, and Purchaser's intended uses of each of the Property as Purchaser has deemed necessary and desirable, has approved the same in all respects, subject only to the representations, warranties and covenants set forth in this Purchase Contract and does hereby agree to consummate the transactions contemplated by this Purchase Contract as set forth below.

                                    ARTICLE 1

                                  DEFINED TERMS

1.1 Terms with initial capital letters in this Purchase Contract shall have the meanings set forth in this Article 1 below.

      1.1.1 "Business Day" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the State of Iowa.

      1.1.2 "Closing" means the consummation of the purchase and sale and related transactions contemplated by this Purchase Contract in accordance with the terms and conditions of this Purchase Contract.

      1.1.3 "Closing Date" means the date on which date the Closing of the conveyance of the Property is required to be held under the terms and conditions of this Purchase Contract and on which date full payment of the Purchase Price for the Property shall have been paid to and received by Seller in immediately available U.S. funds, which Closing Date shall be on or before thirty (30) days after the expiration of the Purchaser's Feasibility Period, as defined in
            ARTICLE 5 or such  other  date or  extension  date  provided  for by
            ARTICLE 7 or by the written mutual consent of the parties hereto, given or withheld in their respective sole discretion.

      1.1.4 "Commercial Lease(s)" means the interest of Seller in and to all leases, subleases and other occupancy agreements, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property scheduled on EXHIBITS 1.1.4-1 and 11.4-2 attached hereto.

      1.1.5 This subsection is intentionally left blank.


      1.1.6 This subsection is intentionally left blank.


      1.1.7 "Excluded Permits" means those Permits which, under applicable law, are nontransferable and such other Permits as may be designated as Excluded Permits on EXHIBIT 1.1.7, if any, attached hereto.

      1.1.8 "Financing Commitments" means the commitment(s) to finance the purchase and operation of the Property from TRANSAMERICA BUSINESS CREDIT COMPANY.

      1.1.9 "Fixtures and Tangible Personal Property" means all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of personal property now located on the Land or in the Improvements as of the date of this Purchase Contract and as of the date of the end of the Feasibility Period described below and used or usable in connection with any present or future occupation or operation of all or any part of the Property. The term "Fixtures and Tangible Personal Property" does not include
            (i) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased by Seller, or (ii) property owned or leased by Tenants and guests, employees or other persons furnishing goods or services to the Property or (iii) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property or (iv) the property and equipment, if any, expressly identified in EXHIBITS 1.1.9-1 and 1.1.9-2.

      1.1.10"Improvements" means all buildings and improvements,  located on the
            Land taken "as is." 1.1.11 "Land" means all of those certain tracts of land located in the State of Iowa, commonly known as Wakonda on Fleur Shopping Center, Fleur Drive at Stanton Avenue, Des Moines, Iowa 50309 (described on Exhibit "A-1" attached hereto); and Town and Country Shopping Center, 3600-3800 First Avenue, N.E., Cedar Rapids, Iowa 52402 (described on Exhibit "A-2", as Parcel 1 and
            Parcel 2, attached hereto), and all rights, privileges and appurtenances pertaining thereto.

       1.1.12 "Miscellaneous Property Assets" means all contract rights, leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, excluding, however, (i) receivables which includes past due rent, (ii) Property Contracts,
            (iii) Commercial Leases, (iv) Permits, (v) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (vi) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (vii) utility and similar deposits,
            (viii) insurance or other prepaid Items, or (ix) books and records, except to the extent that Seller receives a credit on the closing statement for any such item.

      1.1.13"Permits" means all licenses and permits granted by governmental authorities having jurisdiction over the Property in respect of the matter to which the applicable license or permit applies and owned by Seller or used in or relating to the ownership, occupancy or operation of the Property or any part thereof not subject to a Commercial Lease.

      1.1.14"Permitted   Exceptions"   means  those   exceptions  or  conditions
            permitted to encumber the title to the Property in accordance with the provisions of Section 6.2.

      1.1.15"Property"  means  the  Land  and  Improvements   described  in  the
            Recitals and all rights of Seller relating to the Land and the Improvements, including without limitation, any rights, title and interest of Seller, if any, in and to (i) any strips and gores adjacent to the Land and any land lying in the bed of any street, road, or avenue opened or proposed, in front of or adjoining the Land, to the center line thereof; (ii) any unpaid award for any taking by condemnation or any damage to the Property by reason of a change of grade of any street or highway; (iii) all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Property; together with all Fixtures and Tangible Personal Property, the right, if any and only to the extent transferable, of Seller issued to Property Contracts (other than those contracts, if any, which are identified for termination by Purchaser during the Feasibility Period) and Commercial Leases, Permits other than Excluded Permits and the Miscellaneous Property Assets owned by Seller which are located on the Property and used in its operation.

      1.1.16"Property   Contracts"  means  all  purchase  orders,   maintenance,
            service or utility contracts and similar contracts, which relate to the ownership, maintenance, construction or repair and/or operation of the Property and which are not cancelable on ninety (90) days' or shorter Notice, except Commercial Leases, identified on EXHIBITS 1.1.16-1 and 1.1.16-2.

     1.1.17 "Purchase Contract" means this Purchase and Sale Contract by and between Seller and Purchaser.

      1.1.18 "Purchase Price" means the total consideration to be paid by Purchaser to Seller for the purchase of the Property.

     1.1.19 "Survey" shall have the meaning ascribed thereto in Section 6.11.

      1.1.20 "Tenant" means any person or entity entitled to occupy any portion of the Property under a Commercial Lease.

     1.1.21 "Title Commitment" or "Title Commitments" shall have the meaning ascribed thereto in Section 6.1.

     1.1.22 "Title Insurer" shall have the meaning set forth in Section 6.1.


                                    ARTICLE 2

                          PURCHASE AND SALE OF PROPERTY

2.1 Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, in accordance with the terms and conditions set forth in this Purchase Contract.

                                    ARTICLE 3
                            PURCHASE PRICE & DEPOSIT

3.1 The total purchase price ("Purchase Price") for the Property shall be Five Million Eight Hundred Thousand Dollars ($5,800,000.00), subject to payment in accordance with Section 3.1.2 hereinbelow. The Purchase Price shall be paid by Purchaser, subject to credit and adjustment hereinafter provided subject to all the terms and conditions herein contained.

3.1.1 Deposit

            3.1.1.1 On the date  hereof,  Purchaser  shall  deliver to  Fidelity
                  National Title Insurance Company ("Escrow Agent" or the "Title Company") a deposit in the sum of One Hundred Thousand Dollars ($100,000.00) in cash (such sum being hereinafter referred to as the "Deposit"). Purchaser and Seller each approve the form of Escrow Agreement attached as EXHIBIT B.

            3.1.1.2 The Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms hereof. Escrow Agent shall invest the Deposit in such short-term, high-grade securities, interest-bearing bank accounts, money market funds or accounts, bank certificates of deposit or bank repurchase agreements as Escrow Agent, in its discretion, deems suitable, (provided that Escrow Agent shall invest the Deposit as jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent), and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit, as set forth below.

            3.1.1.3 If the sale of the  Property  is  closed  by the date  fixed therefor (or any extension date provided for by the mutual written consent of the parties hereto, given or withheld in their respective sole discretion), monies held as the Deposit shall be applied (and paid over to the Seller) on the Date of Closing. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations, the Deposit shall be returned and refunded to Purchaser, and neither party shall have any further liability hereunder, subject to and except for Purchaser's liability under Section 5.3.

            3.1.1.3 If the sale of the  Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller, Purchaser shall be entitled to the remedies set forth in ARTICLE 12 hereof. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, the Deposit shall be forfeited by Purchaser and the sum thereof shall go to Seller forthwith as liquidated damages for the lost opportunity costs and transaction expenses incurred by Seller, as more fully set forth in ARTICLE 12 below.

      3.1.2 Purchaser shall, on the Date of Closing, pay Seller the purchase price subject to credit and adjustment as provided herein, jointly in cash or by wire transfer of current funds.

                                    ARTICLE 4

                                    FINANCING

4.1 Purchaser assumes full responsibility to expeditiously and diligently initiate and pursue all steps necessary to obtain the funds required for settlement. Purchaser will use its best efforts to obtain the necessary financing.

                                    ARTICLE 5

                               FEASIBILITY PERIOD

5.1 Subject to the terms of Section 5.3 below, following the Effective Date, Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees ("Consultants") shall have, until March 15, 2000, the right from time to time to enter onto the Property (the "Feasibility Period"):

      5.1.1 To conduct and make any and all customary studies, tests, examinations and inspections, or investigations of or concerning the Property (including without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys). Notwithstanding the foregoing, in no event shall Purchaser conduct any invasive environmental assessment, test or other inspection of the Property without the prior written consent of Seller, which consent may be withheld in Seller's sole discretion.

      5.1.2 To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property.

      5.1.3 To ascertain and confirm the suitability of the property for Purchaser's intended use of the Property.

5.2 Should the results of any of the matters referred to in Section 5.1 above appear unsatisfactory to Purchaser for any reason Purchaser shall provide Seller with written Notice during the Feasibility Period of each basis for such determination by Purchaser (including, without limitation, title and survey objections other than the permitted exceptions) or such objections shall be deemed waived by Purchaser in which case Purchaser and Seller shall proceed to consummate the Closing on the Closing Date. If Purchaser gives Seller such Notice, Seller at its sole discretion and option within
      (10) business days following receipt of such Notice may elect to cure such objection or satisfy such condition. Should Seller so elect to cure such objection or satisfy such condition, or should Purchaser subsequently waive such objection or condition, then the Closing shall take place conditioned on such cure or based on such waiver on terms agreed upon by the Parties. Should Seller not elect to cure such objection or satisfy such condition, this agreement shall automatically terminate, in which event the Title Company shall return the Deposit to Purchaser and Purchaser shall release and quitclaim all of Purchaser's rights and interest in the property to Seller, and the parties hereto shall have no further obligation to each other, subject to and except for Purchaser's liability under Section 5.3.

5.3 Purchaser shall indemnify and hold Seller harmless for any actions taken by Purchaser and its Consultants on the Property. Purchaser shall indemnify, defend (with attorneys selected by Seller) and hold Seller harmless from any and all claims, damages, costs and liability which may arise due to such entries, surveys, tests, investigations and the like. Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests, investigations and the like that in their reasonable judgment could result in any injury to the Property or breach of any agreement, or expose Seller to any liability, costs, liens or violations of applicable law, or otherwise adversely affect the Property or Seller's interest therein. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this ARTICLE 5 at Purchaser's sole cost and expense. Purchaser shall maintain casualty insurance and comprehensive public liability insurance with broad form contractual and personal injury liability endorsements with respect to the Property and Purchaser's activities carried on therein, in amounts (including deductible amounts) and with such insurance carriers as shall be approved by Seller and naming Seller and its affiliates as Loss Payees or Additional Insureds (at the option of Seller), with endorsements acceptable to Seller, including a waiver of defenses of the insurer based on the actions or inaction of Purchaser. Such liability insurance shall provide coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $500,000.00 with respect to property damage, by water or otherwise). The provisions of this Section shall survive the Closing or termination of this Purchase Contract.

5.4 Purchaser shall not permit any mechanic's or materialman's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any studies or tests conducted by or for Purchaser. Purchaser shall give notice to Seller a reasonable time prior to entry onto the Property and shall permit Seller to have a representative present during all investigations and inspections conducted with respect to the Property. Purchaser shall take all reasonable actions and implement all protections necessary to ensure that all actions taken in connection with the investigations and inspections of the Property, and all equipment, materials and substances generated, used or brought onto the Property pose no material threat to the safety of persons or the environment and cause no damage to the Property or other property of Seller or other persons. All information made available by Seller to Purchaser in accordance with this Purchase Contract or obtained by Purchaser in the course of its investigations shall be treated as confidential information by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its agents and employees from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Purchase Contract, including Purchaser's attorneys and representatives, prospective lenders and engineers.

                                    ARTICLE 6

                                      TITLE

6.1 Seller shall provide to Purchaser a Preliminary Title Report for the Property within ten (10) days after the Effective Date. Purchaser shall promptly secure a commitment for title insurance for the Property in an amount equal to the Purchase Price ("Title Commitment,") issued by Fidelity National Title Insurance Company ("Title Insurer") for an owner's title insurance policy on the most recent standard American Land Title Association ("ALTA") Policy form, together with legible copies of all instruments identified as exceptions therein. Purchaser agrees that it shall be solely responsible for payment of all costs relating to procurement of the Title Commitment and any Owner's or Lender's title policies.

6.2 Purchaser agrees to accept title to the Land and Improvements, so long as the same is insurable at ordinary rates. Any conveyance by general warranty or equivalent deed pursuant to this Purchase Contract shall be subject to the following, all of which shall be deemed "Permitted Exceptions" and Purchaser agrees to accept the deed and title subject thereto:

      6.2.1 All exceptions shown in the Preliminary Title Report (other than mechanics' liens and taxes due and payable in respect of the period preceding Closing) and all exceptions noted in EXHIBITS 6.2.1-1 and 6.2.1-2 attached hereto; and

      6.2.2 Such exceptions and matters as the Title Company shall be willing to omit as exceptions to coverage; and

      6.2.3 All Commercial Leases and any other occupancy, residency, lease, tenancy and similar agreements entered into in the ordinary course of business; and

      6.2.4 All Property Contracts and any other existing contracts created in the ordinary course of business by Seller, which are not identified for termination by Purchaser during the Feasibility Period; and

     6.2.5Non-delinquent real estate and property taxes to the extent not due and payable; and

     6.2.6Defects and exceptions which do not materially and adversely affect the condition of title to the Property and its use as of the Effective Date; and

      6.2.7 This subsection is intentionally left blank.

      6.2.8 This subsection is intentionally left blank.

6.3 Unpaid liens for taxes, charges, and assessments shall not be objections to title, but the amount thereof plus interest and penalties thereon shall be deducted from the Purchase Price to be paid for the applicable Property hereunder and allowed to Purchaser, subject to the provisions for apportionment of taxes and charges contained herein. Provided said amounts do not exceed the total cash amount being paid into escrow.

6.4 Unpaid franchise or business corporation taxes of any corporations in the chain of title shall not be an objection to title, provided that the Title Insurer agrees to insure against collection out of the Property or otherwise against Purchaser or its affiliates, and provided further that the Title Insurer agrees to omit such taxes as exceptions to coverage with respect to any lender's mortgagee insurance policy.

6.5 If on the Closing Date there shall be conditional bills of sale or Uniform Commercial Code financing statements filed with respect to any tenant's property, such financing statements shall not be deemed to be an objection to title.

6.6 If on the Closing Date, the state of title is other than in accordance with the requirements set forth in this Purchase Contract or if any condition to be fulfilled by Seller shall not be satisfied, Purchaser shall provide Seller with written Notice thereof at such time, or such title objection or unfulfilled condition shall be deemed waived by Purchaser in which case Purchaser and Seller shall proceed to consummate the Closing on the Closing Date. If Purchaser timely gives Seller such Notice, Seller at its sole option and within Seven (7) calendar days following receipt of such Notice may elect in writing to cure such objection or unfulfilled condition for up to Ninety (90) calendar days after date of Seller's notice. Should Seller be able to cure such title objection or condition, or should Seller be able to cause title insurance company to insure over same by the Closing Date or any postponed Closing Date, or should Purchaser waive such objection or condition within such period for cure, then the Closing shall take place on or before thirty
      (30) calendar days after Notice of such cure or waiver.

6.7 If during the period of cure Seller is unable or unwilling, in its sole discretion or opinion, to eliminate such title objection or cause a title insurance company to insure over such matter or satisfy such unfulfilled condition, Seller shall give Purchaser written Notice thereof, and if Purchaser does not waive such objection by written Notice delivered to Seller and the title company issuing the Preliminary Title Report on or before Seven (7) calendar days following the date Seller gives such Notice, then this Purchase Contract shall automatically terminate, in which event Purchaser shall release and quitclaim all of Purchaser's right and interest in such Property to Seller, and the parties hereto shall have no further obligations to each other.

6.8 Seller covenants that it will not voluntarily create or cause any lien or encumbrance (other than Commercial Leases and Property Contracts in the ordinary course of business) to attach to the Property between the date of this Purchase Contract and the Closing Date; any such monetary lien or encumbrance so attaching by voluntary act of Seller shall be discharged by the Seller at or prior to Closing on the Closing Date or any postponed Closing Date. Except as expressly provided above, Seller shall not be required to undertake efforts to remove any other lien, encumbrance, security interest, exception, objection or other matter, to make any expenditure of money or institute litigation or any other judicial or administrative proceeding and Seller may elect not to discharge the same.

      Seller may enter into new Commercial Leases and new Property Contracts in the ordinary course of business during the Feasibility Period. Seller may terminate or agree to terminate Commercial Leases and Property Contracts in the ordinary course of business during the Feasibility Period. Unless this Purchase And Sale Contract is terminated as provided herein, then upon the expiration of the Feasibility Period, Seller shall not, without the consent of Purchaser, (which consent will not be unreasonably withheld) enter into any new Commercial Leases or Property Contracts affecting the Property, or terminate or agree to terminate any Commercial Leases. For purposes of this Section 6.8 Purchaser's failure to respond in writing to Seller's written request for consent within five (5) business days shall be deemed consent on the part of the Purchaser. All new leases or contracts entered into in accordance with the provisions of this
      Section 6.8 shall be deemed "Commercial Leases" and "Property Contracts" respectively as defined herein.

6.9 Anything to the contrary notwithstanding, Purchaser shall not have any right to terminate this Purchase Contract or object to any lien, encumbrance, exception or other matter that is a Permitted Exception, that has been waived or deemed to have been waived by Purchaser.

6.10 After the Feasibility Period, Purchaser shall not have any right to terminate this Purchase Contract or object to any lien, encumbrance, exception or other matter that is a Permitted Exception or that has been waived or deemed to have been waived by Purchaser.

6.11 Seller will obtain a survey of the Property ("Survey"), Seller shall obtain such Survey at Seller's sole cost and expense, and shall cause such Survey to be promptly delivered to Purchaser within the Feasibility Period. The Survey (i) shall be prepared in accordance with and shall comply with the minimum requirements of the ALTA; (ii) shall be in a form, and shall be certified as of a date satisfactory to Title Insurer to enable Title Insurer to delete standard survey exceptions from the title insurance policy to be issued pursuant to the Title Commitments, except for any Permitted Exceptions; (iii) shall specifically show all improvements, recorded easements to the extent locatable, set back lines, and such other matters shown as exceptions by the Title Commitments; (iv) shall specifically show the right of way for all adjacent public streets;
      (v) shall specifically disclose whether (and, if so, what part of) any of the Property is in an area designated as requiring flood insurance under applicable federal laws regulating lenders; (vi) shall contain a perimeter legal description of the Property which may be used in the special warranty deed; (vii) shall be certified to Purchaser, Purchaser's lender, Seller and Title Insurer as being true and correct; and (viii) shall certify that the legal description set forth therein describes the same, and comprises all of, the real estate comprising the Property to be purchased by Purchaser pursuant to the terms of this Purchase Contract. In the event the perimeter legal description of the Property contained in the Survey differs from that contained in the deed or deeds by which Seller took title to the Property, the description to be used in the General Warranty Deed delivered by Seller to Purchaser must be agreed upon by the parties and insured by the title insurance company.

      6.11.1Should such Survey disclose conditions that give rise to a title exception other than a Permitted Exception, Purchaser shall have the right to object thereto within the Feasibility Period in accordance with the procedures set forth in ARTICLE 5 above.

      6.11.2Seller agrees to make payment in full of all costs of obtaining the Survey required by this Purchase Contract on or before Closing or termination of this Purchase Contract.

                                    ARTICLE 7

                                     CLOSING

7.1   Dates, Places Of Closing, Prorations, and Delinquent Rent.

      7.1.1 The Closing shall take place on or before March 31, 2000 in the offices of the Title Company, in the jurisdiction of the Land at Fidelity National Title Insurance Co., NationsBank Center, 700 Louisiana, Suite 2600, Houston, Texas, 77002, or at such other place as the parties shall mutually agree upon at a time mutually agreed upon on the Closing Date. If requested by Seller, Purchaser shall agree to conduct closing through a pre-closing, an escrow or other arrangement reasonably requested by Seller, whereby the Seller and its attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.

      7.1.2 The Closing Date may be extended without penalty at the option of Seller to a date not later than Ninety (90) Days following the Closing Date specified above to satisfy a condition to be satisfied by Seller, or such later date as is mutually acceptable to Seller and Buyer. The Closing Date may be further extended without penalty at the option of the Seller, to allow Seller the time necessary to be in position to insure that the Title to the Property described in Exhibit A-2, as Parcel 2, is simultaneously transferred from the current owners of said Property to Purchaser on Closing Date.

      7.1.3.All normal and customarily proratable items, including, without limitation, Rents (as defined below), operating expenses, real property taxes, personal property taxes and other operating expenses and fees shall be prorated as of the Closing Date, Seller being charged and credited for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. All unapplied deposits under Tenant leases, if any, shall be transferred by Seller to Purchaser at the Closing. Purchaser shall assume at Closing the obligation to pay any accrued but unpaid tenant improvement allowances and leasing commissions, together with any payments due parties to other agreements affecting the Property which survive Closing. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year. The proration shall be final and unadjustable except as provided in the following paragraph. For purposes of this Section
            7.1.3. and Section 7.1.4. and 7.1.5. the terms "Rent" and "Rents" shall include, without limitation, base rents, additional rents, tenants' proportionate share of operating expenses, percentage rents and common area maintenance charges. The provisions of this Section
            7.1.3. shall apply during the Proration Period (as defined below).

      7.1.4.If any  of the  items  subject  to  proration  hereunder  cannot  be prorated at the Closing because the information necessary to compute such proration is unavailable, or if any errors or omissions in computing prorations at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing for a period (the "Proration Period") from the Closing Date until one (1) year after the Closing Date. Neither party hereto shall have the right to require a recomputation of a Closing proration  or a  correction  of an error or  omission  in a  Closing proration unless within the Proration Period one of the parties hereto (i) has obtained the previously unavailable information or has discovered the error or omission, and (ii) has given Notice thereof to the other party together with a copy of its good faith recomputation of the proration and copies of all substantiating information used in such recomputation. The failure of a party to obtain any previously unavailable information or discover an error or omission with respect to an item subject to proration hereunder and to give Notice thereof as provided above within the Proration Period shall be deemed a waiver of its right to cause a recomputation or a correction of an error or omission with respect to such item after the Closing Date. Any Rents that have accrued, but have not yet been paid shall be prorated in accordance with estimates based upon the prior years' information (or reasonable estimates of Seller if no such prior years' information is available), and shall be subsequently readjusted and reapportioned upon receipt. Purchaser shall pay Seller for Rents that have accrued, but are not yet due and payable, at Closing.

      7.1.5.If on the Closing  Date any Tenant is in arrears in any Rent payment under any Tenant lease (the "Delinquent Rent"), any Delinquent Rent received by Purchaser and Seller from such Tenant after the Closing shall be applied to amounts due and payable by such Tenant during the following periods in the following order of priority: (i) first, to the period of time before the Closing Date, and (ii) second, to the period of time after the Closing Date. If Delinquent Rent or any portion thereof received by Seller or Purchaser after the Closing are due and payable to the other party by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fees and costs and expenses expended in connection with the collection thereof, shall be promptly paid to the other party. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Delinquent Rent owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant (provided, that Seller shall not commence any legal actions or proceedings against any Tenant which continues as a Tenant at the Property after Closing without the prior consent of Purchaser, which will not be unreasonably withheld or delayed), and the delivery of the Assignment as defined in Section 7.2.1.3 shall not constitute a waiver by Seller of such right. Purchaser agrees to cooperate with Seller at no cost or liability to Purchaser in connection with all efforts by Seller to collect such Delinquent Rent and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, upon demand, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Delinquent Rent by Seller; provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to terminate any Tenant lease with an existing Tenant or evict any existing Tenant from the Property. The provisions of this Section 7.1.5. shall apply during the Proration Period.

      7.1.6.Seller and Purchaser shall each pay one-half of the Escrow Agent's fee. Purchaser shall pay all costs associated with recording the general warranty deed at Closing, including, but not limited to, recording fees, but with the exception that Seller shall pay the documentary transfer tax, if any. With respect to the payment of other closing expenses not otherwise addressed by this Purchase Contract, Purchaser and Seller shall each pay their own respective closing expenses.

7.2   Items To Be Delivered Prior To Or At Closing.

      7.2.1 Seller. At Closing, Seller shall deliver to Purchaser, each of the following items, as applicable:

            7.2.1.1 General warranty or equivalent deed in the form attached as EXHIBITS 7.2.1.1-1 and 7.2.1.1-2 to Purchaser, and a General Warranty Deed or equivalant Deed with respect to the Property which is described as Exhibit A-2, as Parcel 2, said Deed shall convey the Property from the current owners to Purchaser and will be in a form which is substantially similar to Exhibits 7.2.1.1-1 and 7.2.1.1-2. The acceptance of the deed at Closing, shall be deemed to be full performance of, and discharge of, every agreement and obligation on Seller's part to be performed under this Purchase Contract, except for those that this Purchase Contract specifically provides shall survive Closing. Seller's obligation to deliver a General Warranty Deed with regard to the property described in Exhibit A-2, Parcel 2, is expressly contingent upon Seller obtaining a proper Assignment of the leasehold interest thereof, and subsequently obtaining Title to the property described in Exhibit A-2, Parcel 2.

            7.2.1.2 A Bill of Sale without recourse or warranty except as provided in this Purchase And Sale Contract in the form attached as EXHIBITS 7.2.1.2-1 and 7.2.1.2-2 covering all Property Contracts, Commercial Leases, Permits (other than Excluded Permits) and Fixtures and Tangible Personal Property required to be transferred to Purchaser with respect to such Property. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of Seller's obligations thereunder.

            7.2.1.3 An Assignment (to the extent assignable and in force and effect) without recourse or warranty except as provided in this Purchase And Sale Contract in the form attached as EXHIBITS 7.2.1.3-1 and 7.2.1.3-2 of all of Seller's right, title and interest in and to the Miscellaneous Property Assets, subject to any required consents. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of Seller's obligations thereunder.

            7.2.1.4  A closing statement executed by Seller.

            7.2.1.5 A vendor's affidavit or at Seller's option an indemnity, as applicable, in the customary form reasonably acceptable to Seller to enable Title Insurer to delete the standard exceptions (other than matters constituting any Permitted Exceptions to the title insurance policy set forth in this Purchase Contract and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject Seller to any greater liability, or impose any additional obligations, other than as set forth in this Purchase Contract; and

            7.2.1.6  A certification of Seller's  non-foreign status pursuant to
                     Section 1445 of the Internal Revenue Code of 1986, as amended, in the form attached as EXHIBITS 7.2.1.6-1 and 7.2.1.6-2.

            7.2.1.7  This subsection is intentionally left blank.



            7.2.1.8 Any documentation required of Seller by Escrow Agent or Title Company in order to complete the sale of the property pursuant to the terms of the within Purchase And Sale Contract.

            7.2.1.9  This subsection intentionally left blank.

            7.2.1.10 Except for the items expressly listed above to be delivered at Closing, delivery of any other required items shall be deemed made by Seller to Purchaser, if Seller leaves such documents at the Property in their customary place of storage or in the custody of Purchaser's representatives.

      7.2.2 Purchaser. At Closing, Purchaser shall deliver to Seller the following items with respect to each Property being conveyed or transferred by merger at such Closing:

            7.2.2.1 The full Purchase Price as required by ARTICLE 3 hereof plus or minus the adjustments or prorations required by this Purchase Contract. If at Closing there are any liens or encumbrances on the Property , Seller shall use the Purchase Price for the Property to satisfy the same, and Seller shall deliver to Purchaser, or to Purchaser's designee, on such Closing instruments in recordable form sufficient to satisfy such liens and encumbrances of record (or, as to any mortgages or deeds of trust, appropriate payoff letters, acceptable to the Title Insurer), together with the cost of recording or filing such instruments. The existence of any such liens or encumbrances shall not be deemed objections to title if Seller shall comply with the foregoing requirements.

            7.2.2.2  A closing statement executed by Purchaser.

            7.2.2.3 A countersigned counterpart of the Bill of Sale in the form attached as EXHIBITS 7.2.1.2-1 and 7.2.1.2-2.

            7.2.2.4 A countersigned counterpart of the Assignment in the form attached as EXHIBITS 7.2.1.3-1 and 7.2.1.3-2.

            7.2.2.5  This subsection is intentionally left blank.

            7.2.2.6 Any documentation required of Purchaser by Escrow Agent or Title Company in order to complete the sale of the Property pursuant to the terms of the within Purchase And Sale Contract.

            7.2.2.7 Executed Environmental Indemnity Agreement and such other documents required by Indemnitee to be provided by Seller in sub-paragraph 7.2.1.9 above.

            7.2.2.8 Such other instruments, documents or certificates as are required to be delivered by Purchaser to Seller in accordance with any of the other provisions of this Purchase Contract.

                                    ARTICLE 8

         REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AND PURCHASER

8.1   Representations And Warranties Of Seller.

      8.1.1 For the purpose of inducing Purchaser to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Seller represents and warrants to Purchaser the following as of the Effective Date and as of the Closing Date:

            8.1.1.1 Seller identified in the Recitals is lawfully and duly organized, and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Purchase Contract and in the state where the property is located if required by local law; and has or at Closing shall have the power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Purchase Contract, and the consummation of the transactions contemplated by this Purchase Contract. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any Purchase Contract to which Seller is a party or by which Seller or any Subsidiary Owner is otherwise bound. Seller has not made any other Purchase Contract for the sale of, or given any other person the right to purchase or acquire, all or any part of any of the Property applicable to the foregoing representation;

            8.1.1.2 Seller owns insurable, fee title to the Property described in Exhibit A-1 and Exhibit A-2 Parcel 1, including all real property contained therein, and that the Deed from the current owners of the Property described in Exhibit A-2, as Parcel 2, which shall transfer the property to Purchaser, will be in escrow and that the Title being transferred is an insurable, fee title to the Property, required to be sold to Purchaser, subject only to the Permitted Exceptions;

            8.1.1.3 There are no adverse or other parties in possession of the Property, except for occupants, guests and tenants under the Commercial Leases or otherwise as set forth in EXHIBITS 8.1.1.3-1 and 8.1.1.3-2;

            8.1.1.4 The joinder of no person or entity other than Seller is necessary to convey the Property, fully and completely to Purchaser at Closing, or to fulfill Seller's obligations and Seller has all necessary right and authority to convey and assign to Purchaser all contract rights and warranties required to be conveyed and assigned to Purchaser hereunder;

            8.1.1.5 Purchaser has no duty to collect withholding taxes for Seller pursuant to the Foreign Investors Real Property Tax Act of 1980, as amended;

            8.1.1.6 To Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property, as applicable, or against Seller, so as to prevent Seller from conveying Title to the Property to Purchaser;

            8.1.1.7 No claims for labor performed, materials furnished or services rendered in connection with constructing, improving or repairing any of the Property remain unpaid beyond the date for which payment was due and in respect of which liens may or could be filed against any of the Property.

      8.1.2 Except for the representations and warranties expressly set forth above in Subsection 8.1.1, the Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is relying upon, no information provided by Seller and no statements, representations or warranties, express or implied, made by or enforceable directly against Seller, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, the state, federal, county or local law, ordinance, order, permit or suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants of title contained in the deeds conveying the Property and the representations set forth above). Purchaser represents and warrants that as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies, reports, investigations and inspections as it deems appropriate in connection with the Property. If Seller provides or has provided any documents, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, opinions or work product shall not create or give rise to any liability of or against Seller, any Subsidiary Owner, Seller's partners or affiliates or any of their respective partners, officers, directors, participants, employees, contractors, attorneys, consultants, representatives, agents, successors, assigns or predecessors-in-interest. Purchaser shall rely only upon any title insurance obtained by Purchaser with respect to title to the Property. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Commercial Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants. Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Purchase Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the deed with or without such tenants in possession and without any allowance or reduction in the Purchase Price under this Purchase Contract. Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters, except as provided in Section 8.1.3 below.

      8.1.3 Seller and Purchaser agree that those  representations  contained in
            Section 8.1 shall survive Closing for a period of One (1) year (that is, any proceeding based on the breach of a representation contained in Section 8.1 that survives Closing must be commenced within One
            (1) year subsequent to the date of such representation). In the event that Seller breaches any representation contained in Section
            8.1 and Purchaser had knowledge of such breach, Purchaser shall be deemed to have waived any right of recovery and Seller shall not have any liability in connection therewith.

      8.1.4 Any statement contained in the representations and warranties of this Section 8.1 and made to the "knowledge" of Seller shall mean ONLY the actual knowledge of Seller based upon the information communicated to Seller by Joanne Mauck, a representative of the management company managing the Property as of the Effective Date, in a certification addressed to Seller and dated as of the Effective Date; and otherwise any reference to the "knowledge" of Seller shall not be deemed to imply any duty of investigation or inquiry by Seller and shall not be construed to include the knowledge of any member, partner, officer, director, agent, employee or representative of Seller or any affiliate of Seller, imputed to Seller or constructively attributed to Seller.

8.2   Representations And Warranties Of Purchaser

      8.2.1 For the purpose of inducing Seller to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date:

      8.2.2 With respect to Purchaser and its business, Purchaser represents and warrants, in particular, that:

            8.2.2.1 Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Ohio.

            8.2.2.2 Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Purchase Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's officers or members is required to so empower or authorize Purchaser.

            8.2.2.3 No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Purchase Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller.

            8.2.2.4 Purchaser is duly authorized to execute and deliver, acting through its duly empowered and authorized officers and members, respectively, and perform this Purchase Contract and all documents and instruments and transactions contemplated hereby or incidental hereto, and such execution, delivery and performance by Purchaser does not
                     (i) violate any of the provisions of their respective certificates of incorporation or bylaws, (ii) violate any provision of any law, governmental rule or regulation currently in effect, (iii) violate any judgment, decree, writ, injunction, award, determination or order currently in effect that names or is specifically directed at Purchaser or its property, and (iv) require the consent, approval, order or authorization of, or any filing with or notice to, any court or other governmental authority.

            8.2.2.5 The joinder of no person or entity other than Purchaser is necessary to consummate the transactions to be performed by Purchaser and Purchaser has all necessary right and authority to perform such acts as are required and contemplated by this Purchase Contract.

      8.2.3 Purchaser has not dealt with any broker, finder or any other person, in connection with the purchase of or the negotiation of the purchase of the Property that might give rise to any claim for commission against Seller or lien or claim against the Property.. Purchaser will indemnify Seller against any such person making any claim for commission with respect to this transaction claiming said commissions by or through acts of Purchaser.

                                  ARTICLE 9

                         CONDITIONS PRECEDENT TO CLOSING

9.1 Purchaser's obligation to close under this Purchase Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

      9.1.1 All of the documents required to be delivered by Seller to Purchaser at Closing pursuant to the terms and conditions hereof shall have been delivered and shall be in form and substance reasonably satisfactory to Purchaser;

     9.1.2Each of the representations and warranties of Seller contained herein shall be true in all material respects as of the Closing Date;

      9.1.3 Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder;

      9.1.4 Seller shall have delivered to Purchaser estoppel certificates required below. On or before five (5) days prior to Closing, Seller shall deliver to Purchaser estoppel certificates, dated within thirty-five (35) days of Closing on a form attached hereto as Exhibits 9.1.4-1 and 9.1.4-2 (the "Tenant Estoppels"), from at least 70% of the tenants on each Property. To the extent that less than 100% of the tenants have delivered estoppels, Seller shall provide a Seller estoppel of equivalent form to its best knowledge. In addition, if requested by Purchaser, Seller shall, upon the Closing, deliver to each of the tenants on the Property, a notification in form reasonably acceptable to Purchaser, that the Property has been sold to Purchaser.

      9.1.5 Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth in this Purchase Contract.

9.2 Without limiting any of the rights of Seller elsewhere provided for in this Purchase Contract, Seller's obligation to close with respect to conveyance of a particular Property under this Purchase Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

      9.2.1 Purchaser's representations and warranties set forth in this Purchase Contract shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date and as of the Effective Date as though such representations and warranties were made at and as of such date and time.

      9.2.2 Purchaser   shall  have  fully   performed  and  complied  with  all
            covenants, conditions, and other obligations in this Purchase Contract to be performed or complied with by it at or prior to Closing including, without limitation, payment in full of the Purchase Price.

      9.2.3 There shall not be pending or, to the knowledge of either Purchaser or Seller, any litigation or threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions contemplated by this Purchase Contract or declare illegal, invalid or nonbinding any of the covenants or obligations of the Purchaser.

      9.2.4 Seller shall be able to obtain a proper Assignment of the leasehold interest to the Property described in Exhibit A-2, Parcel 2, and be able to obtain a General Warranty Deed or equivalent Deed from the current owners of said Property, to be placed in escrow, which conveys an insurable, fee title to Purchaser.

                                   ARTICLE 10

                                    BROKERAGE

10.1 Seller represents and warrants to the Purchaser that other than Pinnacle Realty ("Broker"), it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Purchase Contract, and Seller agrees to indemnify the Purchaser from and against all claims for brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party.

10.2 Seller agrees to pay Broker a commission according to the terms of a separate agreement. Broker shall not be deemed a party or third party beneficiary of this Purchase Contract.

10.3 Broker assumes no responsibility for the condition of the Property or representation for the performance of this Purchase Contract by the Seller or Purchaser.

                                   ARTICLE 11

                                   POSSESSION

11.1 Possession of the Property subject to the Permitted Exceptions shall be delivered to Purchaser at the Closing, subject to Purchaser's right of entry for inspection as set forth in ARTICLE 5.

                                   ARTICLE 12

                              DEFAULTS AND REMEDIES

12.1 In the Event Purchaser terminates this Purchase Contract following the Feasibility Period for any reason other than Seller's inability to convey title as required by this Purchase Contract, or defaults hereunder prior to the Closing Date and consummation of the Closing does not occur by reason of such termination or default by Purchaser, Seller and Purchaser agree that it would be impractical and extremely difficult to estimate the damages which Seller may suffer. Therefore, Seller and Purchaser hereby agree that, except for the Purchaser's obligations to Seller under Section 5.3, the reasonable estimate of the total net detriment that Seller would suffer in the event that Purchaser terminates this Purchase Contract or defaults hereunder prior to the Closing Date is and shall be, as Seller's sole remedy (whether at law or in equity), the right to receive from the Escrow Agent and retain the full amount of the Deposit. The payment and performance of the above as liquidated damages are not intended as a forfeiture or penalty within the meaning of applicable law and are intended to settle all issues and questions about the amount of damages suffered by Seller in the applicable event, except only for damages under
      Section 5.3 above, irrespective of the time when the inquiry about such damages may take place. Upon any such failure by Purchaser hereunder, this Purchase Contract shall be terminated, and neither party shall have any further rights or obligations hereunder, each to the other, except for the Purchaser's obligations to Seller under Section 5.3 above, and the right of Seller to collect such liquidated damages to the extent not theretofore paid by Purchaser.

12.2 Provided that Purchaser has not terminated this Purchase Contract and is not otherwise in default hereunder, if the Closing does not occur as a result of Seller's default hereunder, Purchaser's sole remedy shall be to elect to terminate this Purchase Contract and receive reimbursement of the Deposit (or so much thereof as has been received by Escrow Agent) or to seek specific performance of this Purchase Contract.

                                   ARTICLE 13

                            RISK OF LOSS OR CASUALTY

13.1 The risk of loss or damage to the Property by fire or other casualty until the deed of conveyance is recorded is assumed by the Seller, provided that the Seller's responsibility shall be only to the extent of any recovery from insurance now carried on the Property. Upon assignment to Purchaser of any insurance proceeds in respect of fire or other casualty occurring between the date of ratification of this contract and the time of settlement, Purchaser shall have no right to terminate this Purchase
      Contract on account thereof, but Seller shall assign to Purchaser its interest in and to any insurance policies and proceeds thereof payable as a result of such damage or destruction. Seller shall not, in any event, be obligated to effect any repair, replacement, and/or restoration, but may do so at its option in which case Seller may apply the insurance proceeds to the costs of restoration.

                                   ARTICLE 14

                                  RATIFICATION

14.1 This Purchase Contract shall be null and void unless fully ratified by Purchaser and Seller on or before [OFFER DEADLINE DATE].

                                   ARTICLE 15

                                 EMINENT DOMAIN

15.1 In the event that at the time of Closing all or any part of the Property is (or has previously been) acquired, or is about to be acquired, by authority of any governmental agency in purchase in lieu thereof (or in the event that at such time there is any notice of any such acquisition by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Purchase Contract by giving written Notice within Fifteen (15) days of the occurrence of such event and recover the Deposit hereunder, or to settle in accordance with the terms of this Purchase Contract for the full Purchase Price and receive the full benefit or any condemnation award. It is expressly agreed between the parties hereto that this paragraph shall in no way apply to customary dedications for public purposes which may be necessary for the development of the Property.

                                   ARTICLE 16

                                  MISCELLANEOUS

16.1  Exhibits And Schedules

            All Exhibits and Schedules annexed hereto are a part of this Purchase Contract for all purposes.

16.2  Assignability

            This Purchase Contract is assignable with the prior written approval of the non-assigning party. Any assignment by Purchaser shall only be to an affiliate or subsidiary under the control or management of Purchaser, but Purchaser will remain liable for its obligations and its performance of the terms and conditions of this Purchase Contract.

16.3  Binding Effect

            This Purchase Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.

16.4  Captions

            The captions, headings and arrangements used in this Purchase Contract are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

16.5  Number And Gender Of Words

            Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

16.6  Notices

            All Notices, demands, requests and other communications required pursuant to the provisions of this Purchase Contract ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or the nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery or (iii) if sent by certified mail, return receipt requested postage prepaid and received by the Fifth (5th) business day following the date of mailing addressed as follows:

                 If to Seller:                   If to Purchaser:
                 Angeles Income Properties,
                 Ltd. 6                          The Cadle Company
                 c/o AIMCO                       100 North Center Street
                 1873 South Bellaire Street      Newton Falls, Ohio  44444
                 Suite 1700                      Attn:  Daniel C. Cadle,
                 Denver, CO  80222               President
                 Attn: Tim Works                 Phone:  330-872-0918, Ext. 3101
                       Harry Alcock,             Fax:  330-872-5367
                       Martha Carlin
                 Phone:  303-691-4357

                 and

                 with a copy to:

                 David Marquette
                 Argent Real Estate
                 1401 Brickell Avenue, Suite 520
                 Miami, Florida  33131
                 Phone:  305-371-9299
                 FAX:  305-371-6898

                 Alan H. Weinberg, Esq.
                 WELTMAN, WEINBERG & REIS
                 CO., L.P.A.
                 323 W.Lakeside Avenue/Suite 200
                 Cleveland, OH  44113-1099
                 Phone:  215-363-4001, Ext. 201
                 Fax:  216-363-6913

            Any of the parties may designate a change of address by Notice in writing to the other parties. Whenever in this Purchase Contract the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice.

16.7  Governing Law And Venue

            The laws of the State of Iowa shall govern the validity, construction, enforcement, and interpretation of this Purchase Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. All claims, disputes and other matters in question arising out of or relating to this Purchase Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in the United States District Court for the District in which the property is located and the parties hereto expressly consent to the venue and jurisdiction of such court.

16.8  Entirety And Amendments

            This Purchase Contract embodies the entire Purchase Contract between the parties and supersedes all prior Purchase Contracts and understandings, if any, relating to the Property, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

16.9  Severability

            If any of the provisions of this Purchase Contract is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. The Purchase Contract shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Purchase Contract; and the remaining provisions of this Purchase Contract shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Purchase Contract. In lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Purchase Contract a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible to make such provision legal, valid, and enforceable.

16.10 Multiple Counterparts

            This Purchase Contract may be executed in a number of identical counterparts. If so executed, each of such counterparts shall be deemed an original for all purposes and all such counterparts shall, collectively, constitute one Purchase Contract. In making proof of this Purchase Contract, it shall not be necessary to produce or account for more than one of such counterparts.

16.11 Further Acts

            In addition to the acts and deeds recited herein and contemplated and performed, executed and/or delivered by Seller and Purchaser, Seller and Purchaser agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts, deeds and assurances as may be necessary to consummate the transactions contemplated hereby.

16.12 Construction

            No provision of this Purchase Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Purchase Contract; both parties, being represented by counsel, have fully participated in the negotiation of this instrument.

16.13 Confidentiality

            Purchaser shall not disclose the terms and conditions contained in this Purchase Contract, and shall keep the same confidential, provided that Purchaser may disclose the terms and conditions of this Purchase Contract (i) as required by law, (ii) to consummate the terms of this Purchase Contract, or any financing relating thereto, or (iii) to Purchaser's or Seller's lenders, attorneys and accountants. Any information provided by Seller to Purchaser under the terms of this Purchase Contract is for informational purposes only. In providing such information to Purchaser, Seller makes no representation or warranty, express, written, oral, statutory or implied, and all such representations and warranties are hereby expressly excluded. Purchaser shall not in any way be entitled to rely upon the accuracy of such information. Such information is also confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion.

16.14 Time Of The Essence

            It is expressly agreed by the parties hereto that time is of the essence with respect to this Purchase Contract.

16.15 Cumulative Remedies And Waiver

            Except as otherwise provided herein, no remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Purchase Contract or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release or modification of this Purchase Contract shall be established by conduct, custom or course of dealing.

16.16 Litigation Expenses

            In the event either party hereto commences litigation against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation.

16.17 Time Periods

            Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

16.18 Exchange

            At Seller's sole cost and expense, Seller may structure the sale of the Property to Purchaser as a Like Kind Exchange under Internal Revenue Code Section 1031 whereby Seller will acquire certain property (the "Like Kind Exchange Property") in conjunction with the sale of the Property (the "Like Kind Exchange"). Purchaser shall cooperate fully and promptly with Seller's conduct of the Like Kind Exchange, provided that all costs and expenses generated in connection with the Like Kind Exchange shall be borne solely by Seller, and Purchaser shall not be required to take title to or contract for the purchase of any other property. If Seller uses a qualified intermediary to effectuate the exchange, any assignment of the rights or obligations of Seller hereunder shall not relieve, release or absolve Seller of its obligations to Purchaser. In no event shall the Closing Date be delayed by the Like Kind Exchange. Seller shall indemnify and hold harmless Purchaser from and against any and all liability arising from and out of the Like Kind Exchange.

NOW THEREFORE, the parties hereto have executed this Purchase Contract as of the date first set forth above.

                        Seller: ANGELES INCOME PROPERTIES, LTD. 6, A California limited partnership

                                          By:  Angeles Realty Corporation II, a
                                          California Corporation
                                          Its: General Partner

                                          By:________________________
                                          Name:_____________________
                                          Its:________________________


                        Purchaser:  The Cadle Company, an Ohio corporation

                                          By:________________________
                                          Name:_____________________
                                          Its:________________________


STATE OF OHIO           )
                        )
COUNTY OF  TRUMBULL     )

Before me DANIEL C. CADLE on this day personally appeared _________________________________ known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the __________________ of ANGELES REALTY CORPORATION II, a California corporation as General Partner of ANGELES INCOME PROPERTIES, LTD. 6, a California Limited Partnership , and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

            Given   under  my  hand  and  seal  of  office   this  ____  day  of
_______________, 2000.

                                          -----------------------------------
                                          Notary Public

                                          My Commission expires:_______________



STATE OF ____________________ )
                              )
COUNTY OF __________________  )


            Before  me  ______________________________  on this  day  personally appeared _________________________________ known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the __________________ of THE CADLE COMPANY, an Ohio corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

            Given   under  my  hand  and  seal  of  office   this  ____  day  of
_______________, 2000.

                              -----------------------------------
                              Notary Public

                              My Commission expires: ________________

                                    EXHIBIT A-1

               LEGAL DESCRIPTION FOR WAKONDA ON FLEUR SHOPPING CENTER

      Part of the NW 1/4 of the SE 1/4 of Section 20, Township 78 North, Range 24 West of the 5th P.M., all in and forming a part of the City of Des Moines, Polk County, Iowa, that is more particularly described as follows:
      Beginning at a point that is 50.00 feet East and 343.00 feet South of the Center of said Section 20; thence N 89 degrees 50 minutes 21 seconds E (the West line of the NW 1/4 SE 1/4 is assumed to bear N 00 degrees 00 minutes 00 seconds E for the purpose of this description only), 490.00 feet; thence S 00 degrees 00 minutes 00 seconds W, 590.00 feet to a point that is 540.00 feet east of the West line of said NW 1/4 of the SE 1/4 and
      933.00 feet South of the North line of said NW 1/4 of the SE 1/4; thence N 89 degrees 57 minutes 12 seconds E, 136.90 feet, to a point that is 640.00 feet West of the East line of said NW 1/4 SE 1/4; thence S 00 degrees 02 minutes 06 seconds E 388.77 feet to a point on the South line of said NW 1/4 of the SE 1/4, said point being 640.00 feet West of the SE corner of said NW 1/4 of the SE 1/4; thence S 89 degrees 26 minutes 21 seconds W along the South line of said NW 1/4 of the SE 1/4, 628.00 feet to a point on the present East Right of Way line of Fleur Drive; thence N 00 degrees 00 minutes 00 seconds E along said East Right of Way line, 983.00 feet to the point of beginning.

                                    EXHIBIT A-2

               LEGAL DESCRIPTION FOR TOWN AND COUNTRY SHOPPING CENTER


PARCEL 1:

A part of Lot 14 Irregular Survey in the Northwest Quarter, Section 11, Township 83 North, Range 7 West of the 5th P.M., Cedar Rapids, Iowa, Linn County, Iowa, described as follows:

Commencing as a point of reference at the Southeast corner of said Lot 14; thence North 1(degree)03'43" West 11.40 feet along the East line of said Lot 14 to a point (for purposes of this legal description, the South line of said Lot 14 is assumed to bear North 90(degree)00'00" West); thence North 90(degree)00'00" West 418.89 feet along a line parallel with the South line of said Lot 14 to a point of intersection with a line of a party wall (party wall agreement recorded in Volume 964, Page 411 at the Linn County, Iowa Recorder's Office) extended Southerly; thence North 0(degree)48'19" East 78.60 feet along the line of said party wall to the point of beginning; thence North 90(degree)00'00" West 140.00 feet along a line parallel with the South line of said Lot 14 to a point on the Westerly line of said Lot 14, said point being
90.00 feet Northerly from the Southwest corner of said Lot 14; thence Northeasterly 210.00 feet along the arc of a 1,849.85 foot radius curve concave Southeasterly (chord bearing North 5(degree)20'57" East 209.88 feet) to a point
300.00 feet from the South line of said Lot 14; thence North 90(degree)00'00" East 140.00 feet parallel with the South line of said Lot 14 to a point;

thence Southwesterly 210.00 feet along a line parallel with the Westerly line of said Lot 14 to the point of beginning.

PARCEL 2:

A Part of Lot 14 Irregular Survey in the Northwest Quarter, Section 11, township 83 North, Range 7 West of the 5th P.M., Cedar Rapids, Iowa, Linn County, Iowa, described as follows:

Commencing as a point of reference at the Southeast corner of said Lot 14; thence North 1(degree)03'43" West 11.40 feet along the East line of said Lot 14 to the point of beginning (for purposes of this legal description the South line of said Lot 14 is assumed to bear North 90(degree)00'00" West); thence North 90(degree)00'00" West 418.89 feet along a line parallel with the South Line of said Lot 14 to a point of intersection with a line of a party wall (party wall agreement recorded in volume 964, Page 411 at the Linn County, Iowa Recorder's Office) extended Southerly; thence North 0(degree)48'19" East 78.60 feet along the line of said party wall to a point; thence Northeasterly 210.00 feet along the are of a curve parallel with the Westerly line of said Lot 14 (chord bearing North 5(degree)20'57" East 209.88 feet) to a point; thence North 90(degree)00'00" West 140.00 feet along a line parallel with the South line of said Lot 14 to s point on the Westerly line of said Lot 14, said point being
300.00 feet Northerly from the southwest corner of said Lot 14; thence Northeasterly 378.50 feet along the arc of a 1,849.85 foot radius curve concave Southeasterly (chord bearing North 14(degree)27'47" East 377.86 feet) to a point
74.50 feet from the Southerly right-of-way line of 38th Street Drive S.E., said Southerly right-of-way line being 60 feet Southerly from the Northerly line of said Lot 14; thence South 89(degree)59'43" East 100.00 feet to a point, 70.00 feet South of said Southerly right-of-way line of 38th Street Drive S.E.; thence North 0(degree)19'02" East 70.00 feet to a point on said Southerly right-of-way line of 38th Street Drive S.E., said point being 73.00 feet East of the Westerly line of said Lot 14; thence North 89(degree)41'19" East 14.79 feet along said Southerly right-of-way line parallel with the Northerly line of said Lot 14 to a point; thence South 89(degree)03'26" East 247.51 feet along said Southerly right-of-way line parallel with the Northerly line of said Lot 14, to a point on the Easterly line of said Lot 14; thence Southwesterly 432.86 feet along the arc of a 1,482.39 foot radius curve concave Southeasterly (chord bearing South 7(degree)13'17" West 431.33 feet) and along the Easterly line of said Lot 14 to a point of tangency; thence South 1(degree)03'43" East 292.30 feet along the Easterly line of said Lot 14 to the point of beginning.

                                    EXHIBIT B

                            FORM OF ESCROW AGREEMENT

THIS ESCROW AGREEMENT ("Escrow Agreement") made this ____ day of ________, 2000, by and among ANGELES INCOME PROPERTIES, LTD. 6, a California limited partnership, ("Seller");THE CADLE COMPANY, an Ohio corporation ("Purchaser"); and FIDELITY NATIONAL TITLE INSURANCE CO. ("Escrow Agent");

                                   WITNESSETH:

      Whereas Purchaser and Seller are parties to a certain Purchase and Sale Contract (the "Purchase Contract") made and dated as of the ______ day of _________, 2000; and

      Whereas, the Purchase Contract requires that Purchaser provide a Deposit in the amount of One Hundred Thousand Dollars ($100,000.00) in cash to be held pursuant to an escrow agreement approved by Purchaser and Seller.

      Now, therefore, the parties agree to the following:

1.  Establishment  of Escrow.  Escrow Agent hereby  acknowledges  receipt of One
Hundred Thousand Dollars ($100,000.00) in cash (the "Escrow Fund"), to be deposited, held, invested, and disbursed for the benefit of Seller and Purchaser and their respective successors and assigns, as provided herein and as provided in the Purchase Contract.

2. Investment of Escrow Fund. All funds received by Escrow Agent shall be held in insured accounts and invested in such short-term, high-grade securities, money market funds or accounts, interest bearing bank accounts, bank certificates of deposit or bank repurchase agreements as Escrow Agent, in its discretion, deems suitable (provided that Escrow Agent shall invest the Escrow Fund as jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent) and all interest and income thereon shall become part of the Escrow Fund and shall be remitted to the party entitled to the Escrow Fund, as set forth below.

3. Application of Escrow Fund. Escrow Agent shall hold the Escrow Fund as provided above. If the sale and assignment of the Property is closed by the closing date as defined in the Purchase Contract fixed therefore (or any extension date provided for by mutual written consent of the parties hereto, given or withheld in their respective sole discretion), Escrow Agent shall deliver the Escrow Fund to Seller in immediately available funds by wire transfer in accordance with the instructions of Seller on the Closing Date as set forth in the Purchase Contract. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations, the Escrow Agent shall return and refund the Escrow Fund to Purchaser. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller, Purchaser shall give Notice to the Escrow Agent and Seller and in such Notice shall state whether it elects as its remedy return of the Escrow Fund or specific performance of the Purchase Contract, if Purchaser elects return of the Escrow Fund, Escrow Agent shall return and refund the Escrow Fund to Purchaser. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, Escrow Agent shall forthwith deliver to Seller the Escrow Fund in immediately available funds by wire transfer in accordance with the instructions of Seller. If Purchaser shall have canceled the Purchase Contract on or before the expiration of the Feasibility Period (as defined in the Purchase Contract), the Escrow Agent shall return and refund the Escrow Fund to Purchaser.
      If on or prior to the termination of the Escrow Agreement, a party claims to be entitled to payment of the Escrow Fund under the provisions referred to, such party shall give Notice to the Escrow Agent and the other party of the claim in writing, describing in such Notice the nature of the claim, and the provisions of the Purchase Contract on which the claim is based. Unless the other party sends the Escrow Agent a written objection to the claim, with a copy concurrently to the claiming party, within Ten (10) days after delivery of the Notice of claim, the claim shall be conclusively presumed to have been approved. In such case, or in the event of mutual written consent of the parties hereto, given or withheld in their respective sole discretion, Escrow Agent shall, within Two (2) business days thereafter, pay the claim as demanded. Notwithstanding the foregoing, Escrow Agent shall deliver the Escrow Fund to Seller forthwith upon Closing in accordance with the terms of subpart (a) of the immediately preceding paragraph.

      When all monies held by Escrow Agent have been finally distributed in accordance herewith, this Escrow Agreement shall terminate.

4. Liability. Escrow Agent will be obligated to perform only the duties that are expressly set forth herein. In case of conflicting demands upon Escrow Agent, it may (i) refuse to comply therewith as long as such disagreement continues and make no delivery or other disposition of any funds or property then held (and Escrow Agent shall not be or become liable in any way for such failure or refusal to comply with such conflicting or adverse claims or demands, except for its failure to exercise due care, willful breach and willful misconduct); and
(ii) continue to so refrain and so refuse to act until all differences have been adjusted by agreement and Escrow Agent has been notified thereof in writing signed jointly by Seller and Purchaser or (iii) interplead the portion of Escrow Fund in dispute.

5. No Obligation to Take Legal Action. Escrow Agent shall not be under any obligation to take any legal action in connection with this Escrow Agreement or for its enforcement, or to appear in, prosecute, or defend any action or legal proceeding which, in its opinion, would or might involve it in any costs, expense, loss or liability, unless and as often as required by it, it is furnished with satisfactory security and indemnity against all such costs, expenses, losses or liabilities.

6. Status of Escrow Agent. Escrow Agent is to be considered and regarded as a depository only, and shall not be responsible or liable (except for its failure to exercise due care, willful breach or willful misconduct) for the sufficiency or correctness as to form, manner of execution, or validity of any instrument deposited pursuant to this Escrow Agreement, nor as to the identity, authority, or rights of any person executing the same. Escrow Agent's duties hereunder shall be limited to the safekeeping and investment of money, instruments, and securities received by it as Escrow Agent and for their disbursement in accordance with the written escrow instructions given it in accordance with this Escrow Agreement.

7. Written Instructions of Parties. Notwithstanding any contrary provision contained herein, Escrow Agent shall, at all times, have full right and authority and the duty and obligation to pay over and disburse the principal and interest of the Escrow Fund in accordance with the joint written instructions signed by Seller and Purchaser.

8. Notices. Any required or permitted Notice or other communication under this Escrow Agreement ("Notice") shall be given as follows. All Notices, requests, demands and other communications hereunder shall be deemed to have been duly given if the same shall be in writing and shall be delivered personally or sent by federal express or other recognized national overnight courier service maintaining records of delivery, or sent by registered or certified mail, postage pre-paid, and addressed as set forth below:

            (a)   If to Seller:
                  Angeles Income Properties, Ltd. 6
                  c/o AIMCO
                  1873 South Bellaire Street
                  Suite 1700
                  Denver, CO  80222
                  Attention: Tim Works, Harry Alcock, Martha Carlin
                  Phone: 303-691-4357

                  With a copy to:
                  Argent Real Estate
                  1401 Brickell Avenue, Suite 520
                  Miami, FL  33131
                  Attention:  David Marquette
                  Fax: 305-371-6898

                  And with a copy to:
                  Alan H. Weinberg, Esq.
                  WELTMAN, WEINBERG & REIS CO., L.P.A.
                  323 W.Lakeside Avenue/Suite 200
                  Cleveland, OH  44113-1099
                  Phone:  216-363-4001, Ext. 201
                  Fax:  216-363-6913

            (b)   If to Purchaser:
                  The Cadle Company
                  100 North Center Street
                  Newton Falls, Ohio  44444
                  Attention:  Daniel C. Cadle, President
                  Phone:  330-872-0918, Ext. 3101
                  Fax:  330-872-5367

            (c)   If to Escrow Agent:
                  Fidelity National Title Insurance Co.
                  Bank of America Center
                  700 Louisiana, Suite 2600
                  Houston, TX  77002
                  Attention: Lolly Avant
                  Phone: 713-228-3009

      Any party may change the address to which Notices are to be addressed by giving the other parties Notice in the manner herein set forth. All such Notices, requests, demands and other communications shall be deemed to have been delivered (i) as of the day of receipt, in the case of personal delivery, or
(ii) as of the day of receipt or attempted delivery date in the case of delivery by air courier, or (iii) as of the date of receipt or first attempted delivery, as evidenced by the return receipt card, in the case of mailing by certified or registered United States mail.

9. Fee. Escrow Agent shall receive a fee of Three Hundred Dollars ($300.00) for its services hereunder, and be paid or reimbursed for all expenses, disbursements and advances, including reasonable attorney's fees, incurred or paid in connection with carrying out its duties hereunder, all amounts to be payable in accordance with Section 7.1.5. Non-payment of such fee shall not entitle Escrow Agent to refuse or fail to act as required by this Escrow Agreement.

10. Titles and Section Headings. Titles of sections and subsections contained in this Escrow Agreement are inserted for convenience of reference only, and neither form a part of this Escrow Agreement or are to be used in its construction or interpretation.

11. Counterparts. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

12. Non-Waiver. No waiver by either party of any breach of any term or condition of this Escrow Agreement shall operate as a waiver of any other breach of such term or condition or of any other term or condition. No failure to enforce such provision shall operate as a waiver of such provision or of any other provision hereof, or constitute or be deemed a waiver or release of any other party for anything arising out of, connected with, or based upon this Escrow Agreement.

13. Binding Effect. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns. The parties recognize and acknowledge that the powers and authority granted Escrow Agent herein are each irrevocable and coupled with an interest. Escrow Agent shall have no liability to any Seller for any mistakes in judgment in the performance of any function hereunder, except for failure to exercise due care, willful breach and willful misconduct.

14. Nonlimitation of Liability. Nothing contained herein shall in any way limit the liabilities, obligations and remedies of Seller and Purchaser as set forth in the Purchase Contract.

15. Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Iowa.

16.   Time of Essence.  Time is of the essence of this Escrow Agreement.

17. Entire Agreement; Modification. This Escrow Agreement supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may be altered or modified only with the written consent of all parties.

      In witness whereof each of the parties hereto has caused this Escrow Agreement to be executed on its behalf by duly authorized persons, all as of the day and year first above written.

                                    THE CADLE COMPANY, an Ohio corporation


                                          By:
                                          Name:
                                          Title:


                                    ANGELES INCOME PROPERTIES, LTD. 6., a
                                    California limited partnership

                                          By:  Angeles Realty Corporation II, a
                                          California Corporation
                                          Its: General Partner

                                          By:________________________
                                          Name:_____________________
                                          Its:________________________


                                    FIDELITY NATIONAL TITLE INSURANCE CO.

                                    By:
                                    Name:
                                    Its:

                                 EXHIBIT 1.1.4-1

                          SCHEDULE OF COMMERCIAL LEASES

                    SEE COMMERCIAL RENT ROLL ATTACHED HERETO

                                 EXHIBIT 1.1.4-2

                          SCHEDULE OF COMMERCIAL LEASES

                    SEE COMMERCIAL RENT ROLL ATTACHED HERETO

                                 EXHIBIT 1.1.7-1

                                EXCLUDED PERMITS

                                 THERE ARE NONE

                                 EXHIBIT 1.1.7-2

                                EXCLUDED PERMITS

                                 THERE ARE NONE

                                 EXHIBIT 1.1.9-1

                     FIXTURES AND TANGIBLE PERSONAL PROPERTY

THERE ARE NO FIXTURES OR TANGIBLE PERSONAL PROPERTY EXCLUDED UNDER SECTION 1.1.9

                                 EXHIBIT 1.1.9-2

                     FIXTURES AND TANGIBLE PERSONAL PROPERTY

THERE ARE NO FIXTURES OR TANGIBLE PERSONAL PROPERTY EXCLUDED UNDER SECTION 1.1.9

                                EXHIBIT 1.1.16-1

                         SCHEDULE OF PROPERTY CONTRACTS

       VENDOR NAME / ADDRESS         SERVICE             EXPIRATION DATE



                 SEE SCHEDULE OF SERVICE CONTRACTS ATTACHED HERETO

                                EXHIBIT 1.1.16-2

                         SCHEDULE OF PROPERTY CONTRACTS

         VENDOR NAME / ADDRESS         SERVICE             EXPIRATION DATE



                 SEE SCHEDULE OF SERVICE CONTRACTS ATTACHED HERETO

                                 EXHIBIT 6.2.1-1

                                   EXCEPTIONS

 TO BE COMPLETED AFTER RECEIPT OF PRELIMINARY TITLE REPORT AND TITLE COMMITMENT

                                 EXHIBIT 6.2.1-2

                                   EXCEPTIONS

 TO BE COMPLETED AFTER RECEIPT OF PRELIMINARY TITLE REPORT AND TITLE COMMITMENT

                                EXHIBIT 7.2.1.1-1

                              GENERAL WARRANTY DEED

In     Consideration     of     __________________________________      Dollars,
___________________, a corporation of ___________ County, Iowa, does hereby SELL AND CONVEY unto _________________________________________ of the County of
_____________ and State of Iowa, the following described property in the County of _________________ and State of Iowa, to-wit:

to have and to hold the said premises unto the said ____________________________, heirs and assigns, forever, with all said singular the appurtenances therein belonging, and the said grantor for itself, its successors and assigns, does hereby covenant with the aforesaid grantee ________________________________, its successors and assigns forever; that the same are free from encumbrance and that it will make such other and further assurance of said premises as may be lawfully and reasonably advised, devised or required, and that it will forever WARRANT AND DEFEND the same against the lawful claims and demands of all persons.

IN WITNESS WHEREOF, the said grantor has caused to be set its Corporate Seal and caused these presents to be signed by its President and by its Secretary on this __________ day of ___________, 2000.

                                    --------------------------------------
                                    By __________________________________
                                    President

                                    By __________________________________
                                    Secretary

STATE OF IOWA          ss.

_______________ County ss.

On    this    ___    day   of    ____________,    A.D.,    2000,    before    me
_____________________________,  a  Notary  Public  in  and  for  the  County  of
___________,  State of Iowa, personally appeared  __________________________ and
_________________________ each of whom to me are personally known, and each of whom by me severally sworn and each for himself did say, that the said _____________________ is President, and the said ______________ is Secretary, of
the      said      _________________________,      a      ______________      of
_________________________ County, Iowa, and that the Seal affixed to the above said instrument is the Corporate Seal of the said Corporation, and that the foregoing instrument was Signed and Sealed in behalf of the said Corporation by authority of its Board of Directors and the said __________________________ as President, and ______________________________ as Secretary, did severally acknowledge the execution of said instrument as the voluntary act and deed of the said Corporation by its voluntary execution of
_____________________________.

In Witness Whereof, I have hereunto signed my name and affixed my Notarial Seal the day and year last above written.

                          -----------------------------------------
                          Notary Public in and for ___________ County, State of Iowa

AFTER RECORDING RETURN TO:

The Cadle Company
100 North Center Street
Newton Falls, Ohio  44444

PREPARED IN THE LAW OFFICE OF:

Alan H. Weinberg, Esq.
WELTMAN, WEINBERG & REIS CO., L.P.A.
323 W.Lakeside Avenue/Suite 200
Cleveland, OH  44113-1099

                       EXHIBIT A TO GENERAL WARRANTY DEED

                                    EXHIBIT A

               LEGAL DESCRIPTION FOR WAKONDA ON FLEUR SHOPPING CENTER


      Part of the NW 1/4 of the SE 1/4 of Section 20, Township 78 North, Range 24 West of the 5th P.M., all in and forming a part of the City of Des Moines, Polk County, Iowa, that is more particularly described as follows:
      Beginning at a point that is 50.00 feet East and 343.00 feet South of the Center of said Section 20; thence N 89 degrees 50 minutes 21 seconds E (the West line of the NW 1/4 SE 1/4 is assumed to bear N 00 degrees 00 minutes 00 seconds E for the purpose of this description only), 490.00 feet; thence S 00 degrees 00 minutes 00 seconds W, 590.00 feet to a point that is 540.00 feet east of the West line of said NW 1/4 of the SE 1/4 and
      933.00 feet South of the North line of said NW 1/4 of the SE 1/4; thence N 89 degrees 57 minutes 12 seconds E, 136.90 feet, to a point that is 640.00 feet West of the East line of said NW 1/4 SE 1/4; thence S 00 degrees 02 minutes 06 seconds E 388.77 feet to a point on the South line of said NW 1/4 of the SE 1/4, said point being 640.00 feet West of the SE corner of said NW 1/4 of the SE 1/4; thence S 89 degrees 26 minutes 21 seconds W along the South line of said NW 1/4 of the SE 1/4, 628.00 feet to a point on the present East Right of Way line of Fleur Drive; thence N 00 degrees 00 minutes 00 seconds E along said East Right of Way line, 983.00 feet to the point of beginning.

                       EXHIBIT B TO GENERAL WARRANTY DEED

                                   Exceptions

1. General and personal property taxes for the year 2000 and all subsequent years.

2. Special taxes or assessments becoming a lien or payable after the date of this Deed.

3. Unrecorded easements, discrepancies or conflicts in boundary lines, shortage in area and encroachments which an accurate and complete survey would disclose.

4. Rights of eminent domain, governmental rights of police power and other governmental or quasi-governmental rights.

5. Rights of tenants in possession of the Property pursuant to unrecorded leases, as tenants only.

6. Visible and apparent easements and all underground easements, if any, the existence of which may arise by unrecorded grant or by use.

7. Present and future laws, ordinances, restrictions, resolutions, orders and regulations and all present and future ordinances, laws, regulations and orders of all federal, state, county, municipal or other governments, agencies, boards, bureaus, commissions, authorities and bodies now or hereafter having or acquiring jurisdiction of the Property and the use and improvement thereof, including any restricting or regulating or prohibiting the occupancy, use or enjoyment of the Property, or regulating the character, dimensions or location of any improvement now or hereafter erected on the Property, or prohibiting a separation in ownership or a reduction in the dimensions or area of the Property, and the effect of any violation of such law, ordinance or governmental regulation.

8. Any easements not disclosed by those public records which impart constructive notice as to matters affecting title to real property and which are not visible and apparent from an inspection of the surface of the Property.

9. Water rights, claims or title to water, whether or not disclosed by the public records.

10.Other   covenants,    conditions,    limitations,    restrictions,    rights,
   rights-of-way, liens, encumbrances, encroachments, defects, reservations, easements, agreements and other matters of record, if any.

      [INSERT ANY OTHER EXCEPTIONS TO TITLE]

                                EXHIBIT 7.2.1.1-2

                              GENERAL WARRANTY DEED

In     Consideration     of     __________________________________      Dollars,
___________________, a corporation of ___________ County, Iowa, does hereby SELL AND CONVEY unto _________________________________________ of the County of
_____________ and State of Iowa, the following described property in the County of _________________ and State of Iowa, to-wit:

to have and to hold the said premises unto the said ____________________________, heirs and assigns, forever, with all said singular the appurtenances therein belonging, and the said grantor for itself, its successors and assigns, does hereby covenant with the aforesaid grantee ________________________________, its successors and assigns forever; that the same are free from encumbrance and that it will make such other and further assurance of said premises as may be lawfully and reasonably advised, devised or required, and that it will forever WARRANT AND DEFEND the same against the lawful claims and demands of all persons.

IN WITNESS WHEREOF, the said grantor has caused to be set its Corporate Seal and caused these presents to be signed by its President and by its Secretary on this __________ day of ___________, 2000.

                                    --------------------------------------
                                    By __________________________________
                                    President

                                    By __________________________________
                                    Secretary

STATE OF IOWA          ss.

_______________ County ss.

On    this    ___    day   of    ____________,    A.D.,    2000,    before    me
_____________________________,  a  Notary  Public  in  and  for  the  County  of
___________,  State of Iowa, personally appeared  __________________________ and
_________________________ each of whom to me are personally known, and each of whom by me severally sworn and each for himself did say, that the said _____________________ is President, and the said ______________ is Secretary, of
the      said      _________________________,      a      ______________      of
_________________________ County, Iowa, and that the Seal affixed to the above said instrument is the Corporate Seal of the said Corporation, and that the foregoing instrument was Signed and Sealed in behalf of the said Corporation by authority of its Board of Directors and the said __________________________ as President, and ______________________________ as Secretary, did severally acknowledge the execution of said instrument as the voluntary act and deed of the said Corporation by its voluntary execution of
_____________________________.

In Witness Whereof, I have hereunto signed my name and affixed my Notarial Seal the day and year last above written.

                         -----------------------------------------
                         Notary Public in and for ___________ County, State of Iowa

                       EXHIBIT A TO GENERAL WARRANTY DEED

               LEGAL DESCRIPTION FOR TOWN AND COUNTRY SHOPPING CENTER

PARCEL 1:

A part of Lot 14 Irregular Survey in the Northwest Quarter, Section 11, Township 83 North, Range 7 West of the 5th P.M., Cedar Rapids, Iowa, Linn County, Iowa, described as follows:

Commencing as a point of reference at the Southeast corner of said Lot 14; thence North 1(degree)03'43" West 11.40 feet along the East line of said Lot 14 to a point (for purposes of this legal description, the South line of said Lot 14 is assumed to bear North 90(degree)00'00" West); thence North 90(degree)00'00" West 418.89 feet along a line parallel with the South line of said Lot 14 to a point of intersection with a line of a party wall (party wall agreement recorded in Volume 964, Page 411 at the Linn County, Iowa Recorder's Office) extended Southerly; thence North 0(degree)48'19" East 78.60 feet along the line of said party wall to the point of beginning; thence North 90(degree)00'00" West 140.00 feet along a line parallel with the South line of said Lot 14 to a point on the Westerly line of said Lot 14, said point being
90.00 feet Northerly from the Southwest corner of said Lot 14; thence Northeasterly 210.00 feet along the arc of a 1,849.85 foot radius curve concave Southeasterly (chord bearing North 5(degree)20'57" East 209.88 feet) to a point
300.00 feet from the South line of said Lot 14; thence North 90(degree)00'00" East 140.00 feet parallel with the South line of said Lot 14 to a point;

thence Southwesterly 210.00 feet along a line parallel with the Westerly line of said Lot 14 to the point of beginning.

PARCEL 2:

A Part of Lot 14 Irregular Survey in the Northwest Quarter, Section 11, township 83 North, Range 7 West of the 5th P.M., Cedar Rapids, Iowa, Linn County, Iowa, described as follows:

Commencing as a point of reference at the Southeast corner of said Lot 14; thence North 1(degree)03'43" West 11.40 feet along the East line of said Lot 14 to the point of beginning (for purposes of this legal description the South line of said Lot 14 is assumed to bear North 90(degree)00'00" West); thence North 90(degree)00'00" West 418.89 feet along a line parallel with the South Line of said Lot 14 to a point of intersection with a line of a party wall (party wall agreement recorded in volume 964, Page 411 at the Linn County, Iowa Recorder's Office) extended Southerly; thence North 0(degree)48'19" East 78.60 feet along the line of said party wall to a point; thence Northeasterly 210.00 feet along the are of a curve parallel with the Westerly line of said Lot 14 (chord bearing North 5(degree)20'57" East 209.88 feet) to a point; thence North 90(degree)00'00" West 140.00 feet along a line parallel with the South line of said Lot 14 to s point on the Westerly line of said Lot 14, said point being
300.00 feet Northerly from the southwest corner of said Lot 14; thence Northeasterly 378.50 feet along the arc of a 1,849.85 foot radius curve concave Southeasterly (chord bearing North 14(degree)27'47" East 377.86 feet) to a point
74.50 feet from the Southerly right-of-way line of 38th Street Drive S.E., said Southerly right-of-way line being 60 feet Southerly from the Northerly line of said Lot 14; thence South 89(degree)59'43" East 100.00 feet to a point, 70.00 feet South of said Southerly right-of-way line of 38th Street Drive S.E.; thence North 0(degree)19'02" East 70.00 feet to a point on said Southerly right-of-way line of 38th Street Drive S.E., said point being 73.00 feet East of the Westerly line of said Lot 14; thence North 89(degree)41'19" East 14.79 feet along said Southerly right-of-way line parallel with the Northerly line of said Lot 14 to a point; thence South 89(degree)03'26" East 247.51 feet along said Southerly right-of-way line parallel with the Northerly line of said Lot 14, to a point on the Easterly line of said Lot 14; thence Southwesterly 432.86 feet along the arc of a 1,482.39 foot radius curve concave Southeasterly (chord bearing South 7(degree)13'17" West 431.33 feet) and along the Easterly line of said Lot 14 to a point of tangency; thence South 1(degree)03'43" East 292.30 feet along the Easterly line of said Lot 14 to the point of beginning.

                       EXHIBIT B TO GENERAL WARRANTY DEED

                                   Exceptions

1.General and personal property taxes for the year 2000 and all subsequent years.

2.Special taxes or assessments becoming a lien or payable after the date of this Deed.

3.Unrecorded easements, discrepancies or conflicts in boundary lines, shortage in area and encroachments which an accurate and complete survey would disclose

4.Rights of eminent domain, governmental rights of police power and other governmental or quasi-governmental rights.

5.Rights of tenants in possession of the Property pursuant to unrecorded leases, as tenants only.

6.Visible and apparent easements and all underground easements, if any, the existence of which may arise by unrecorded grant or by use.

7. Present and future laws, ordinances, restrictions, resolutions, orders and regulations and all present and future ordinances, laws, regulations and orders of all federal, state, county, municipal or other governments, agencies, boards, bureaus, commissions, authorities and bodies now or hereafter having or acquiring jurisdiction of the Property and the use and improvement thereof, including any restricting or regulating or prohibiting the occupancy, use or enjoyment of the Property, or regulating the character, dimensions or location of any improvement now or hereafter erected on the Property, or prohibiting a separation in ownership or a reduction in the dimensions or area of the Property, and the effect of any violation of such law, ordinance or governmental regulation.

8.Any easements not disclosed by those public records which impart constructive notice as to matters affecting title to real property and which are not visible and apparent from an inspection of the surface of the Property.

9.Water rights, claims or title to water, whether or not disclosed by the public records.

10.Other   covenants,    conditions,    limitations,    restrictions,    rights,
rights-of-way,  liens,  encumbrances,   encroachments,   defects,  reservations,
easements, agreements and other matters of record, if any.

      [INSERT ANY OTHER EXCEPTIONS TO TITLE]

                                EXHIBIT 7.2.1.2-1

                              FORM OF BILL OF SALE

Dated:  _______,          , 2000.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ANGELES INCOME PROPERTIES, LTD. 6("Seller"), in connection with the sale of certain real property ("Property") located in the County of Polk, State of Iowa, and particularly described on EXHIBIT "A" attached hereto and by this reference incorporated herein, hereby quitclaims to THE CADLE COMPANY, an Ohio corporation ("Purchaser") or its designee, without recourse or warranty to Seller except as provided in the Purchase And Sale Contract to which this Bill of Sale is related, all of Seller's right, title and interest in and to the personal property more particularly described on EXHIBIT "B" attached hereto and ("Personal Property") used in, held for use in connection with, or necessary for the operation of the Property as of the date hereof.

            WITH  RESPECT  TO ALL  PROPERTY  TRANSFERRED,  WHETHER  TANGIBLE  OR
INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE OF IOWA.

            Purchaser hereby accepts the Personal Property on and subject to the conditions and disclaimers above, and assumes all responsibility and liability for the Personal Property as of the date hereof.

                                          SELLER:

                                          ANGELES INCOME PROPERTIES, LTD. 6,
                                          a California limited partnership

                                          By:  Angeles Realty Corporation II, a
                                          California Corporation
                                          Its: General Partner

                                          By:________________________
                                          Name:_____________________
                                          Its:________________________




                  PURCHASER:

                  THE CADLE COMPANY, an Ohio corporation


                        By:                             [SEAL]
                        Name:
                        Title:


STATE OF ____________________ )
                              )
COUNTY OF __________________  )


      Before me ______________________________ on this day personally appeared _________________________________ known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the __________________ of ANGELES REALTY CORPORATION II, a California Corporation as General Partner of ANGELES INCOME PROPERTIES, LTD. 6, a California Limited Partnership, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

Given under my hand and seal of office this ____ day of _______________, 2000.

                                          -----------------------------------
                                          Notary Public

My Commission expires: ________________

STATE OF ____________________ )
                              )
COUNTY OF __________________  )


            Before  me  ______________________________  on this  day  personally appeared _________________________________ known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the __________________ of THE CADLE COMPANY, an Ohio corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

            Given   under  my  hand  and  seal  of  office   this  ____  day  of
_______________, 2000.

                                          -----------------------------------
                                          Notary Public

My Commission expires: ________________

                            EXHIBIT A TO BILL OF SALE

                                    EXHIBIT A-1

               LEGAL DESCRIPTION FOR WAKONDA ON FLEUR SHOPPING CENTER


      Part of the NW 1/4 of the SE 1/4 of Section 20, Township 78 North, Range 24 West of the 5th P.M., all in and forming a part of the City of Des Moines, Polk County, Iowa, that is more particularly described as follows:
      Beginning at a point that is 50.00 feet East and 343.00 feet South of the Center of said Section 20; thence N 89 degrees 50 minutes 21 seconds E (the West line of the NW 1/4 SE 1/4 is assumed to bear N 00 degrees 00 minutes 00 seconds E for the purpose of this description only), 490.00 feet; thence S 00 degrees 00 minutes 00 seconds W, 590.00 feet to a point that is 540.00 feet east of the West line of said NW 1/4 of the SE 1/4 and
      933.00 feet South of the North line of said NW 1/4 of the SE 1/4; thence N 89 degrees 57 minutes 12 seconds E, 136.90 feet, to a point that is 640.00 feet West of the East line of said NW 1/4 SE 1/4; thence S 00 degrees 02 minutes 06 seconds E 388.77 feet to a point on the South line of said NW 1/4 of the SE 1/4, said point being 640.00 feet West of the SE corner of said NW 1/4 of the SE 1/4; thence S 89 degrees 26 minutes 21 seconds W along the South line of said NW 1/4 of the SE 1/4, 628.00 feet to a point on the present East Right of Way line of Fleur Drive; thence N 00 degrees 00 minutes 00 seconds E along said East Right of Way line, 983.00 feet to the point of beginning.

                           EXHIBIT B TO BILL OF SALE

                        Description of Personal Property

                          THERE IS NO PERSONAL PROPERTY

                                EXHIBIT 7.2.1.2-2

                              FORM OF BILL OF SALE

Dated:  _______,          , 2000.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ANGELES INCOME PROPERTIES, LTD. 6("Seller"), in connection with the sale of certain real property ("Property") located in the County of Linn, State of Iowa, and particularly described on EXHIBIT "A" attached hereto and by this reference incorporated herein, hereby quitclaims to THE CADLE COMPANY, an Ohio corporation ("Purchaser") or its designee, without recourse or warranty to Seller except as provided in the Purchase And Sale Contract to which this Bill of Sale is related, all of Seller's right, title and interest in and to the personal property more particularly described on EXHIBIT "B" attached hereto and ("Personal Property") used in, held for use in connection with, or necessary for the operation of the Property as of the date hereof.

            WITH  RESPECT  TO ALL  PROPERTY  TRANSFERRED,  WHETHER  TANGIBLE  OR
INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE OF IOWA.

            Purchaser hereby accepts the Personal Property on and subject to the conditions and disclaimers above, and assumes all responsibility and liability for the Personal Property as of the date hereof.

                                          SELLER:

                                          ANGELES INCOME PROPERTIES, LTD. 6,
                                          a California limited partnership

                                          By:  Angeles Realty Corporation II, a
                                          California Corporation
                                          Its: General Partner

                                          By:________________________
                                          Name:_____________________
                                          Its:________________________


                  PURCHASER:

                  THE CADLE COMPANY, an Ohio corporation


                        By:                             [SEAL]
                        Name:
                        Title:


STATE OF ____________________ )
                              )
COUNTY OF __________________  )


      Before me ______________________________ on this day personally appeared _________________________________ known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the __________________ of ANGELES REALTY CORPORATION II, a California Corporation as General Partner of ANGELES INCOME PROPERTIES, LTD. 6, a California Limited Partnership, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

Given under my hand and seal of office this ____ day of _______________, 2000.

                                          -----------------------------------
                                          Notary Public

My Commission expires: ________________

STATE OF ____________________ )
                              )
COUNTY OF __________________  )


            Before  me  ______________________________  on this  day  personally appeared _________________________________ known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the __________________ of THE CADLE COMPANY, an Ohio corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

            Given   under  my  hand  and  seal  of  office   this  ____  day  of
_______________, 2000.

                                          -----------------------------------
                                          Notary Public

My Commission expires: ________________

                            EXHIBIT A TO BILL OF SALE

                                    EXHIBIT A-2

               LEGAL DESCRIPTION FOR TOWN AND COUNTRY SHOPPING CENTER

PARCEL 1:

A part of Lot 14 Irregular Survey in the Northwest Quarter, Section 11, Township 83 North, Range 7 West of the 5th P.M., Cedar Rapids, Iowa, Linn County, Iowa, described as follows:
Commencing as a point of reference at the Southeast corner of said Lot 14; thence North 1 03 43 West 11.40 feet along the East line of said Lot 14 to a point (for purposes of this legal description, the South line of said Lot 14 is assumed to bear North 90 00 00 West); thence North 90 00 00 West 418.89 feet along a line parallel with the South line of said Lot 14 to a point of intersection with a line of a party wall (party wall agreement recorded in Volume 964, Page 411 at the Linn County, Iowa Recorder's Office) extended Southerly; thence North 0 48 19 East 78.60 feet along the line of said party wall to the point of beginning; thence North 90 00 00 West 140.00 feet along a line parallel with the South line of said Lot 14 to a point on the Westerly line of said Lot 14, said point being 90.00 feet Northerly from the Southwest corner of said Lot 14; thence Northeasterly 210.00 feet along the arc of a 1,849.85 foot radius curve concave Southeasterly (chord bearing North 5 20 57 East 209.88 feet) to a point 300.00 feet from the South line of said Lot 14; thence North 90 00 00 East 140.00 feet parallel with the South line of said Lot 14 to a point; thence Southwesterly 210.00 feet along a line parallel with the Westerly line of said Lot 14 to the point of beginning.
PARCEL 2:

A Part of Lot Irregular Survey in the Northwest Quarter, Section 11, township 83 North, Range 7 West of the 5th P.M., Cedar Rapids, Iowa, Linn County, Iowa, described as follows:

Commencing as a point of reference at the Southeast corner of said Lot 14;thence North 1 03 43 West 11.40 feet along the East line of said Lot 14 to the point of beginning (for purposes of this legal description of South Line of said Lot 14 is assumed to bear North 90 00 00 West); thence North 90 00 00 West 418.89 feet along a line parallel with the South Line of said Lot 14 to a pont of intersection with a line of a party wall (party wall agreement recorded in volume 964, Page 411 at the Linn County, Iowa Recorder's Office) extended Southerly; thence North 0 48 19 East 78.60 feet along the line of said party wall to a point; thence Northeasterly 210.00 feet along the are of a curve parallel with the Westerly line of said Lot 14 (chord bearing North 5 20 57 east
209.88 feet) to a point; thence North 90 00 00 West 140.00 feet along a line parallel with the South line of said Lot 14 to s point on the Westerly line of said Lot 14, said point being 300.00 feet Northerly from the southwest corner of said Lot 14; thence Northeasterly 378.50 feet along the arc of a 1,849.85 foot radius curve concave Southeasterly (chord bearing North 14 27 47 East 377.86 feet) to a point 74.50 feet from the Southerly right-of-way line of 38th Street Drive S.E., said Southerly right-of-way line being 60 feet Southerly from the Northerly line of said Lot 14; thence South 89 59 43 East 100.00 feet to a point, 70.00 feet South of said Southerly right-of-way line of 38th Street Drive S.E.; thence North 0 19 02 East 70.00 feet to a point on said Southerly right-of-way line of 38th Street Drive S.E., said point being 73.00 feet East of the Westerly line of said Lot 14; thence North 89 41 19 East 14.79 feet long said Southerly right-of-way line parallel with the Northerly line of said Lot 14 to a point; thence South 89 03 26 East 247.51 feet along said Southerly right-of-way line parallel with the Northerly line of said Lot 14, to a point on the Easterly line of said Lot 14; thence Southwesterly 432.86 feet along the arc of a 1,482.39 foot radius curve concave Southeasterly (chord bearing South 7 13 17 West 431.33 feet) and along the Easterly line of said Lot 14 to a point of tangency; thence South 1 03 43 East 292.30 feet along the Easterly line of said Lot 14 to the point of beginning.


                            EXHIBIT B TO BILL OF SALE

                        Description of Personal Property

                          THERE IS NO PERSONAL PROPERTY

                                EXHIBIT 7.2.1.3-1

                           FORM OF GENERAL ASSIGNMENT

This General Assignment ("Assignment") is executed by ANGELES INCOME PROPERTIES, LTD. 6, a California limited partnership ("Seller"), in favor of THE CADLE COMPANY, an Ohio corporation ("Purchaser") or its designee.

      Seller and Purchaser have entered into that certain Purchase and Sale Contract dated as of the ___ day of _______, 2000 ("Purchase Contract"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in EXHIBIT A attached thereto and the improvements located thereon (collectively, the "Project").

      Pursuant to the Purchase Contract, Seller has agreed to assign, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Property (as hereinafter defined).

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

      1. As used herein, the term "Property" shall mean the following property to the extent said property is owned by Seller and used in, held for use in connection with, or necessary for the operation of the Project:

a. Books and Records. All of Seller's rights, IF ANY, in and to files, records, and books of account of the Project.

b. Licenses and Permits. All of Seller's rights and interests, IF ANY, in and to plans, specifications, reports, rights, privileges, licenses, permits, surveys, entitlements, maps, agreements, and authorizations utilized with respect to the Project, excluding any "Excluded Permits" identified as such in the Purchase Contract.

c. Property Contracts. All of Seller's rights and interests in and to maintenance, service or utility contracts which relate to the maintenance, repair or operation of the Project scheduled on EXHIBIT B attached hereto.

d. Commercial Leases. All of Seller's rights and interests in and to leases, subleases, and other occupancy agreements, whether or not of record, which provide for use or occupancy of space or facilities on or relating to the Project scheduled on EXHIBIT C attached hereto.

e.   Warranties and Claims.  All of Seller's  rights and interests in warranties
     of  and  claims  against  contractors,   subcontractors   and/or  suppliers
     providing any work or improvement on the Project.

            The term "Property" shall not include any of the foregoing: (i) to the extent the same are reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and (ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.

      2. Assignment. Seller hereby assigns, sells and transfers, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Property Contracts and the Commercial Leases, subject to any rights of consent as provided therein. Seller agrees to indemnify, defend and hold Purchaser harmless from and against any and all cost, loss or harm which may arise with respect to the Property Contracts and the Commercial Leases and which accrued prior to the date hereof.

      3. Assumption. Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Property and agrees to perform all of the covenants and obligations of Seller thereunder including without limitation, all liabilities and obligations of landlord under the Commercial Leases and all liabilities and obligations of the contracting parties under the Property Contracts, including responsibility for refunding security deposits. Purchaser further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise, from and after the Closing Date, in connection with the Property, including the Commercial Leases and Property Contracts, which accrue on or after the date hereof.

4. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

5. Disclaimer. This Assignment and Purchaser's acceptance of the Property shall be without warranty by Seller or recourse to Seller, except only as expressly stated herein to the contrary.

      6. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

      7. Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of Iowa.

      8. Titles and Section Headings. Titles of sections and subsections contained in this Assignment are inserted for convenience of reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.

9. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

10. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may be altered or modified only with the written consent of all parties.

            WITH  RESPECT  TO ALL  PROPERTY  TRANSFERRED,  WHETHER  TANGIBLE  OR
INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE OF IOWA.

Dated: __________, ___, 2000

                                 ANGELES INCOME PROPERTIES, LTD. 6, a California limited partnership

                                          By:  Angeles Realty Corporation II, a
                                          California Corporation
                                          Its: General Partner

                                          By:________________________
                                          Name:_____________________
                                          Its:________________________



Accepted and Agreed:

                  PURCHASER:

                  THE CADLE COMPANY, an Ohio corporation


                        By:
                        Name:
                        Title:

STATE OF ____________________ )
                              )
COUNTY OF __________________  )


      Before me ______________________________ on this day personally appeared _________________________________ known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the __________________ of ANGELES REALTY CORPORATION II, a California Corporation as General Partner of ANGELES INCOME PROPERTIES, LTD. 6, a California Limited Partnership, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

                        Given under my hand and seal of office this ____ day of _______________, 2000.

                                          -----------------------------------
                                          Notary Public

My Commission expires: ________________



STATE OF ____________________ )
                              )
COUNTY OF __________________  )


            Before  me  ______________________________  on this  day  personally appeared _________________________________ known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the __________________ of THE CADLE COMPANY, an Ohio corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

            Given   under  my  hand  and  seal  of  office   this  ____  day  of
_______________, 2000.

                                          -----------------------------------
                                          Notary Public


                         EXHIBIT A TO GENERAL ASSIGNMENT

                                Legal Description

                                    EXHIBIT A-1

               LEGAL DESCRIPTION FOR WAKONDA ON FLEUR SHOPPING CENTER


      Part of the NW 1/4 of the SE 1/4 of Section 20, Township 78 North, Range 24 West of the 5th P.M., all in and forming a part of the City of Des Moines, Polk County, Iowa, that is more particularly described as follows:
      Beginning at a point that is 50.00 feet East and 343.00 feet South of the Center of said Section 20; thence N 89 degrees 50 minutes 21 seconds E (the West line of the NW 1/4 SE 1/4 is assumed to bear N 00 degrees 00 minutes 00 seconds E for the purpose of this description only), 490.00 feet; thence S 00 degrees 00 minutes 00 seconds W, 590.00 feet to a point that is 540.00 feet east of the West line of said NW 1/4 of the SE 1/4 and
      933.00 feet South of the North line of said NW 1/4 of the SE 1/4; thence N 89 degrees 57 minutes 12 seconds E, 136.90 feet, to a point that is 640.00 feet West of the East line of said NW 1/4 SE 1/4; thence S 00 degrees 02 minutes 06 seconds E 388.77 feet to a point on the South line of said NW 1/4 of the SE 1/4, said point being 640.00 feet West of the SE corner of said NW 1/4 of the SE 1/4; thence S 89 degrees 26 minutes 21 seconds W along the South line of said NW 1/4 of the SE 1/4, 628.00 feet to a point on the present East Right of Way line of Fleur Drive; thence N 00 degrees 00 minutes 00 seconds E along said East Right of Way line, 983.00 feet to the point of beginning.

                         EXHIBIT B TO GENERAL ASSIGNMENT

                     Property Contracts (Assigned to Purchaser)

 [LIST PROPERTY CONTRACTS FROM EXHIBIT 1.1.16, EXCEPT THOSE EXCLUDED PURSUANT TO
                                   SECTION 6.2.4]


                            SEE LIST ATTACHED HERETO

                         EXHIBIT C TO GENERAL ASSIGNMENT

                                Commercial Leases

                            SEE LIST ATTACHED HERETO

                                EXHIBIT 7.2.1.3-2

                           FORM OF GENERAL ASSIGNMENT

This General Assignment ("Assignment") is executed by ANGELES INCOME PROPERTIES, LTD. 6, a California limited partnership ("Seller"), in favor of THE CADLE COMPANY, an Ohio corporation ("Purchaser") or its designee.

      Seller and Purchaser have entered into that certain Purchase and Sale Contract dated as of the ___ day of _______, 2000 ("Purchase Contract"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in EXHIBIT A attached thereto and the improvements located thereon (collectively, the "Project").

      Pursuant to the Purchase Contract, Seller has agreed to assign, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Property (as hereinafter defined).

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

      1. As used herein, the term "Property" shall mean the following property to the extent said property is owned by Seller and used in, held for use in connection with, or necessary for the operation of the Project:

f. Books and Records. All of Seller's rights, IF ANY, in and to files, records, and books of account of the Project.

g. Licenses and Permits. All of Seller's rights and interests, IF ANY, in and to plans, specifications, reports, rights, privileges, licenses, permits, surveys, entitlements, maps, agreements, and authorizations utilized with respect to the Project, excluding any "Excluded Permits" identified as such in the Purchase Contract.

h. Property Contracts. All of Seller's rights and interests in and to maintenance, service or utility contracts which relate to the maintenance, repair or operation of the Project scheduled on EXHIBIT B attached hereto.

i. Commercial Leases. All of Seller's rights and interests in and to leases, subleases, and other occupancy agreements, whether or not of record, which provide for use or occupancy of space or facilities on or relating to the Project scheduled on EXHIBIT C attached hereto.

j. Warranties and Claims. All of Seller's rights and interests in warranties of and claims against contractors, subcontractors and/or suppliers providing any work or improvement on the Project. The term "Property" shall not include any of the foregoing: (i) to the extent the same are reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and (ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.

      2. Assignment. Seller hereby assigns, sells and transfers, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Property Contracts and the Commercial Leases, subject to any rights of consent as provided therein. Seller agrees to indemnify, defend and hold Purchaser harmless from and against any and all cost, loss or harm which may arise with respect to the Property Contracts and the Commercial Leases and which accrued prior to the date hereof.

      3. Assumption. Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Property and agrees to perform all of the covenants and obligations of Seller thereunder including without limitation, all liabilities and obligations of landlord under the Commercial Leases and all liabilities and obligations of the contracting parties under the Property Contracts, including responsibility for refunding security deposits. Purchaser further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise, from and after the Closing Date, in connection with the Property, including the Commercial Leases and Property Contracts, which accrue on or after the date hereof.

     4. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

     5. Disclaimer. This Assignment and Purchaser's acceptance of the Property shall be without warranty by Seller or recourse to Seller, except only as expressly stated herein to the contrary.

      6. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

     7. Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of Iowa.

     8. Titles and Section Headings. Titles of sections and subsections contained in this Assignment are inserted for convenience of reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.

     9. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

     10. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may be altered or modified only with the written consent of all parties.

            WITH  RESPECT  TO ALL  PROPERTY  TRANSFERRED,  WHETHER  TANGIBLE  OR
INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE OF IOWA.

Dated: __________, ___, 2000

                                 ANGELES INCOME PROPERTIES, LTD. 6, a California limited partnership

                                          By:  Angeles Realty Corporation II, a
                                          California Corporation
                                          Its: General Partner

                                          By:________________________
                                          Name:_____________________
                                          Its:________________________



Accepted and Agreed:

                  PURCHASER:

                  THE CADLE COMPANY, an Ohio corporation


                        By:
                        Name:
                        Title:

STATE OF ____________________ )
                              )
COUNTY OF __________________  )


      Before me ______________________________ on this day personally appeared _________________________________ known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the __________________ of ANGELES REALTY CORPORATION II, a California Corporation as General Partner of ANGELES INCOME PROPERTIES, LTD. 6, a California Limited Partnership, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

                        Given under my hand and seal of office this ____ day of _______________, 2000.

                                          -----------------------------------
                                          Notary Public

My Commission expires: ________________



STATE OF ____________________ )
                              )
COUNTY OF __________________  )


            Before  me  ______________________________  on this  day  personally appeared _________________________________ known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the __________________ of THE CADLE COMPANY, an Ohio corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

            Given   under  my  hand  and  seal  of  office   this  ____  day  of
_______________, 2000.

                                          -----------------------------------
                                          Notary Public


                                    EXHIBIT A-2

               LEGAL DESCRIPTION FOR TOWN AND COUNTRY SHOPPING CENTER


PARCEL 1:

A part of Lot 14 Irregular Survey in the Northwest Quarter, Section 11, Township 83 North, Range 7 West of the 5th P.M., Cedar Rapids, Iowa, Linn County, Iowa, described as follows:

Commencing as a point of reference at the Southeast corner of said Lot 14; thence North 1(degree)03'43" West 11.40 feet along the East line of said Lot 14 to a point (for purposes of this legal description, the South line of said Lot 14 is assumed to bear North 90(degree)00'00" West); thence North 90(degree)00'00" West 418.89 feet along a line parallel with the South line of said Lot 14 to a point of intersection with a line of a party wall (party wall agreement recorded in Volume 964, Page 411 at the Linn County, Iowa Recorder's Office) extended Southerly; thence North 0(degree)48'19" East 78.60 feet along the line of said party wall to the point of beginning; thence North 90(degree)00'00" West 140.00 feet along a line parallel with the South line of said Lot 14 to a point on the Westerly line of said Lot 14, said point being
90.00 feet Northerly from the Southwest corner of said Lot 14; thence Northeasterly 210.00 feet along the arc of a 1,849.85 foot radius curve concave Southeasterly (chord bearing North 5(degree)20'57" East 209.88 feet) to a point
300.00 feet from the South line of said Lot 14; thence North 90(degree)00'00" East 140.00 feet parallel with the South line of said Lot 14 to a point;

thence Southwesterly 210.00 feet along a line parallel with the Westerly line of said Lot 14 to the point of beginning.

PARCEL 2:

A Part of Lot 14 Irregular Survey in the Northwest Quarter, Section 11, township 83 North, Range 7 West of the 5th P.M., Cedar Rapids, Iowa, Linn County, Iowa, described as follows:

Commencing as a point of reference at the Southeast corner of said Lot 14; thence North 1(degree)03'43" West 11.40 feet along the East line of said Lot 14 to the point of beginning (for purposes of this legal description the South line of said Lot 14 is assumed to bear North 90(degree)00'00" West); thence North 90(degree)00'00" West 418.89 feet along a line parallel with the South Line of said Lot 14 to a point of intersection with a line of a party wall (party wall agreement recorded in volume 964, Page 411 at the Linn County, Iowa Recorder's Office) extended Southerly; thence North 0(degree)48'19" East 78.60 feet along the line of said party wall to a point; thence Northeasterly 210.00 feet along the are of a curve parallel with the Westerly line of said Lot 14 (chord bearing North 5(degree)20'57" East 209.88 feet) to a point; thence North 90(degree)00'00" West 140.00 feet along a line parallel with the South line of said Lot 14 to s point on the Westerly line of said Lot 14, said point being
300.00 feet Northerly from the southwest corner of said Lot 14; thence Northeasterly 378.50 feet along the arc of a 1,849.85 foot radius curve concave Southeasterly (chord bearing North 14(degree)27'47" East 377.86 feet) to a point
74.50 feet from the Southerly right-of-way line of 38th Street Drive S.E., said Southerly right-of-way line being 60 feet Southerly from the Northerly line of said Lot 14; thence South 89(degree)59'43" East 100.00 feet to a point, 70.00 feet South of said Southerly right-of-way line of 38th Street Drive S.E.; thence North 0(degree)19'02" East 70.00 feet to a point on said Southerly right-of-way line of 38th Street Drive S.E., said point being 73.00 feet East of the Westerly line of said Lot 14; thence North 89(degree)41'19" East 14.79 feet along said Southerly right-of-way line parallel with the Northerly line of said Lot 14 to a point; thence South 89(degree)03'26" East 247.51 feet along said Southerly right-of-way line parallel with the Northerly line of said Lot 14, to a point on the Easterly line of said Lot 14; thence Southwesterly 432.86 feet along the arc of a 1,482.39 foot radius curve concave Southeasterly (chord bearing South 7(degree)13'17" West 431.33 feet) and along the Easterly line of said Lot 14 to a point of tangency; thence South 1(degree)03'43" East 292.30 feet along the Easterly line of said Lot 14 to the point of beginning.

                         EXHIBIT B TO GENERAL ASSIGNMENT

                     Property Contracts (Assigned to Purchaser)

 [LIST PROPERTY CONTRACTS FROM EXHIBIT 1.1.16, EXCEPT THOSE EXCLUDED PURSUANT TO
                                   SECTION 6.2.4]

                            SEE LIST ATTACHED HERETO

                         EXHIBIT C TO GENERAL ASSIGNMENT

                                Commercial Leases

                            SEE LIST ATTACHED HERETO

                                EXHIBIT 7.2.1.6-1

                    SELLER'S CERTIFICATION OF NON-FOREIGN STATUS

A.    Federal FIRST Certificate

To inform THE CADLE COMPANY, an Ohio corporation ("Transferee"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), will not be required upon the transfer of certain rights relating to real property, located in the County of Polk, State of Iowa, to Transferee, by ANGELES INCOME PROPERTIES, LTD. 6, a California limited partnership ("Transferor"), Transferor hereby certifies to Transferee:

     1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

     2. Transferor's U.S. tax identification number is [ ]; and

     3. Transferor's office address is Angeles Income Properties, Ltd. 6, c/o AIMCO, 1873 South Bellaire Street, Suite 1700, Denver, CO 80222.

      Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      Transferor understands that Transferee is relying on this Certification in determining whether withholding is required upon said transfer.

      Under penalty of perjury the undersigned declare that they have examined this Certification and to the best of their knowledge and belief it is true, correct and complete, and they further declare that they have authority to sign this Certification on behalf of Transferor.

                        ANGELES INCOME PROPERTIES, LTD. 6, a California limited partnership

                                          By:  Angeles Realty Corporation II, a
                                          California Corporation
                                          Its: General Partner

                                          By:________________________
                                          Name:_____________________
                                          Its:________________________

                                EXHIBIT 7.2.1.6-2

                    SELLER'S CERTIFICATION OF NON-FOREIGN STATUS

A.    Federal FIRST Certificate

To inform THE CADLE COMPANY, an Ohio corporation ("Transferee"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), will not be required upon the transfer of certain rights relating to real property, located in the County of Linn, State of Iowa, to Transferee, by ANGELES INCOME PROPERTIES, LTD. 6, a California limited partnership ("Transferor"), Transferor hereby certifies to Transferee:

     1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

     2. Transferor's U.S. tax identification number is [ ]; and

     3. Transferor's office address is Angeles Income Properties, Ltd. 6, c/o AIMCO, 1873 South Bellaire Street, Suite 1700, Denver, CO 80222.

      Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      Transferor understands that Transferee is relying on this Certification in determining whether withholding is required upon said transfer.

      Under penalty of perjury the undersigned declare that they have examined this Certification and to the best of their knowledge and belief it is true, correct and complete, and they further declare that they have authority to sign this Certification on behalf of Transferor.

                        ANGELES INCOME PROPERTIES, LTD. 6, a California limited partnership

                                          By:  Angeles Realty Corporation II, a
                                          California Corporation
                                          Its: General Partner

                                          By:________________________
                                          Name:_____________________
                                          Its:________________________

                                EXHIBIT 8.1.1.3-1

                        PARTIES IN POSSESSION OF PROPERTY

NONE OTHER THAN PARTIES PREVIOUSLY IDENTIFIED AS TENANTS UNDER COMMERCIAL LEASES

                                EXHIBIT 8.1.1.3-2

                        PARTIES IN POSSESSION OF PROPERTY

NONE OTHER THAN PARTIES PREVIOUSLY IDENTIFIED AS TENANTS UNDER COMMERCIAL LEASES

                                 EXHIBIT 9.1.4-1

                            FORM OF ESTOPPEL CERTIFICATE


TO:   The Cadle Company

      Attention:


            Re: Lease Agreement (the "Lease") dated ______________, by and between ____________________________ ("Landlord") and
                  _____________________("Tenant")


            The undersigned is the tenant under the Lease, whereby Tenant leases from Landlord certain space in the building located at Wakonda at Fleur , Fleur Drive at Stanton Avenue, Des Moines, Iowa, 50309, Polk County, Iowa,on the real property described in EXHIBIT A attached hereto (the "Property"). Tenant understands that The Cadle Company ("Prospective Purchaser") may be purchasing the Property from Landlord and Tenant certifies to Landlord and Prospective Purchaser as follows:

1.    The Lease is in full force and effect on the date hereof.

2. The term of the Lease began on _____________________. The termination date of the present term of the Lease, excluding unexercised renewals, is
      -------------------.

3.    Tenant has paid rent for the Property for the period up to and including
      ----------------.

4. As of the date hereof, Tenant is occupying the Property and is open for business.

5. To Tenant's knowledge, Landlord is not in default under the Lease beyond applicable cure periods in the performance of any covenant, agreement, term, provision or condition contained in the Lease.

6. The undersigned is authorized to execute this Estoppel Certificate on behalf of Tenant.

7. Tenant confirms that it has posted a security deposit in the amount of $----------.

Dated this _____ day of _____________, 2000.

                              TENANT:

                              -----------------------------------,
                              a ______________ ___________________


                              By:________________________________
                              Name:______________________________
                              Title:_______________________________

                      EXHIBIT A TO TENANT ESTOPPEL CERTIFICATE


               LEGAL DESCRIPTION FOR WAKONDA ON FLEUR SHOPPING CENTER


      Part of the NW 1/4 of the SE 1/4 of Section 20, Township 78 North, Range 24 West of the 5th P.M., all in and forming a part of the City of Des Moines, Polk County, Iowa, that is more particularly described as follows:
      Beginning at a point that is 50.00 feet East and 343.00 feet South of the Center of said Section 20; thence N 89 degrees 50 minutes 21 seconds E (the West line of the NW 1/4 SE 1/4 is assumed to bear N 00 degrees 00 minutes 00 seconds E for the purpose of this description only), 490.00 feet; thence S 00 degrees 00 minutes 00 seconds W, 590.00 feet to a point that is 540.00 feet east of the West line of said NW 1/4 of the SE 1/4 and
      933.00 feet South of the North line of said NW 1/4 of the SE 1/4; thence N 89 degrees 57 minutes 12 seconds E, 136.90 feet, to a point that is 640.00 feet West of the East line of said NW 1/4 SE 1/4; thence S 00 degrees 02 minutes 06 seconds E 388.77 feet to a point on the South line of said NW 1/4 of the SE 1/4, said point being 640.00 feet West of the SE corner of said NW 1/4 of the SE 1/4; thence S 89 degrees 26 minutes 21 seconds W along the South line of said NW 1/4 of the SE 1/4, 628.00 feet to a point on the present East Right of Way line of Fleur Drive; thence N 00 degrees 00 minutes 00 seconds E along said East Right of Way line, 983.00 feet to the point of beginning.

                                 EXHIBIT 9.1.4-2

                            FORM OF ESTOPPEL CERTIFICATE


TO:   The Cadle Company

      Attention:


            Re: Lease Agreement (the "Lease") dated ______________, by and between ____________________________ ("Landlord") and
                  _____________________("Tenant")


            The undersigned is the tenant under the Lease, whereby Tenant leases from Landlord certain space in the building located at Town and Country Shopping Center, 3600-3800 First Avenue, N.E., Cedar Rapids, Iowa, 52402, Linn County,
Iowa,on the real property described in EXHIBIT A attached hereto (the "Property"). Tenant understands that The Cadle Company ("Prospective Purchaser") may be purchasing the Property from Landlord and Tenant certifies to Landlord and Prospective Purchaser as follows:

1.    The Lease is in full force and effect on the date hereof.

2. The term of the Lease began on _____________________. The termination date of the present term of the Lease, excluding unexercised renewals, is
-------------------.

3.    Tenant has paid rent for the Property for the period up to and including
----------------.

4. As of the date hereof, Tenant is occupying the Property and is open for business.

5. To Tenant's knowledge, Landlord is not in default under the Lease beyond applicable cure periods in the performance of any covenant, agreement, term, provision or condition contained in the Lease.

6. The undersigned is authorized to execute this Estoppel Certificate on behalf of Tenant.

7. Tenant confirms that it has posted a security deposit in the amount of $----------.



Dated this _____ day of _____________, 2000.

                              TENANT:

                              -----------------------------------,
                              a ______________ ___________________


                              By:________________________________
                              Name:______________________________
                              Title:_______________________________

                    EXHIBIT A TO TENANT ESTOPPEL CERTIFICATE

               LEGAL DESCRIPTION FOR TOWN AND COUNTRY SHOPPING CENTER

PARCEL 1:

A part of Lot 14 Irregular Survey in the Northwest Quarter, Section 11, Township 83 North, Range 7 West of the 5th P.M., Cedar Rapids, Iowa, Linn County, Iowa, described as follows:

Commencing as a point of reference at the Southeast corner of said Lot 14; thence North 1(degree)03'43" West 11.40 feet along the East line of said Lot 14 to a point (for purposes of this legal description, the South line of said Lot 14 is assumed to bear North 90(degree)00'00" West); thence North 90(degree)00'00" West 418.89 feet along a line parallel with the South line of said Lot 14 to a point of intersection with a line of a party wall (party wall agreement recorded in Volume 964, Page 411 at the Linn County, Iowa Recorder's Office) extended Southerly; thence North 0(degree)48'19" East 78.60 feet along the line of said party wall to the point of beginning; thence North 90(degree)00'00" West 140.00 feet along a line parallel with the South line of said Lot 14 to a point on the Westerly line of said Lot 14, said point being
90.00 feet Northerly from the Southwest corner of said Lot 14; thence Northeasterly 210.00 feet along the arc of a 1,849.85 foot radius curve concave Southeasterly (chord bearing North 5(degree)20'57" East 209.88 feet) to a point
300.00 feet from the South line of said Lot 14; thence North 90(degree)00'00" East 140.00 feet parallel with the South line of said Lot 14 to a point;

thence Southwesterly 210.00 feet along a line parallel with the Westerly line of said Lot 14 to the point of beginning.

PARCEL 2:

A leasehold interest in the following:

A Part of Lot 14 Irregular Survey in the Northwest Quarter, Section 11, township 83 North, Range 7 West of the 5th P.M., Cedar Rapids, Iowa, Linn County, Iowa, described as follows:

Commencing as a point of reference at the Southeast corner of said Lot 14; thence North 1 03 43 West 11.40 feet along the East line of said Lot 14 to the point of beginning (for purposes of this legal description the South line of said Lot 14 is assumed to bear North 90 00 00 West); thence North 90 00 00 West
418.89 feet along a line parallel with the South Line of said Lot 14 to a point of intersection with a line of a party wall (party wall agreement recorded in volume 964, Page 411 at the Linn County, Iowa Recorder's Office) extended Southerly; thence North 0 48 19 East 78.60 feet along the line of said party wall to a point; thence Northeasterly 210.00 feet along the are of a curve with the Westerly line of said Lot 14 (chord bearing North 5 20 57 East 209.88 feet) to a point; thence North 90 00 00 West 140.00 feet along a line parallel with the South line of said Lot 14 to s point on the Westerly line of said Lot 14, said point being 300.00 feet Northerly from the southwest corner of said Lot 14; thence Northeasterly 378.50 feet along the arc of a 1,849.85 foot radius curve concave Southeasterly right-of-way line of 38th Street Drive S.E., said Southerly right-of-way line being 60 feet Southerly from the Northerly line of said Lot 14; thence South 89 59 43 East 100.00 feet to a point, 70.00 feet South of said Southerly right-of-way line of 38th Street Drive S.E.; thence North 0 19 02 East 70.00 feet to a point on said Southerly right-of-way line of 38th Street Drive S.E., said point being 73.00 feet East of the Westerly line of said Lot 14; thence North 89 41 19 East 14.79 feet along said Southerly right-of-way line parallel with the Northerly line of said Lot 14 to a point; thence South 89 03 26 East 247.51 feet along said Southerly right-of-way line parallel with the Northerly line of said Lot 14, to a point on the Easterly line of said Lot 14; thence Southwesterly 432.86 feet along the arc of a 1,482.39 foot radius curve concave Southeasterly (chord bearing South 7 13 17 West 431.33 feet) and along the Easterly line of said Lot 14 to a point of tangency; thence South 1 03 43 East 292.30 feet along the Easterly line of said Lot 14 to the point of beginning.

                                                                   Exhibit 10.29

                     ADDENDUM TO PURCHASE AND SALE CONTRACT

      This Addendum To Purchase And Sale Contract (hereinafter referred to as "Addendum") is entered into this _____ day of April, 2000, by and between ANGELES INCOME PROPERTIES LTD. 6, a California Limited Partnership, and THE CADLE COMPANY, an Ohio Corporation. This Addendum shall supplement and modify the terms and conditions of a certain Purchase And Sale Contract dated March 6, 2000, which was made and entered into by and between ANGELES INCOME PROPERTIES LTD. 6 and THE CADLE COMPANY.

      For and in consideration of mutual covenants and agreements herein set forth, ANGELES INCOME PROPERTIES LTD. 6 and THE CADLE COMPANY agree as follows:

      Purchaser and Seller have agreed to bifurcate the sales of the properties more fully described in Exhibit A-1 and Exhibit A-2 attached to and incorporated as part of the Purchase And Sale Contract.

      The purchase price for the property more fully described in Exhibit A-1 as set forth in Section 3.1 of the Purchase And Sale Contract is amended to Two Million Nine Hundred Thousand Dollars and 00/100 Cents ($2,900,000.00).

      The purchase price for the property more fully described in Exhibit A-2 as set forth in Section 3.1 of the Purchase And Sale Contract is amended to Two Million Nine Hundred Thousand Dollars and 100/00 Cents ($2,900,000.00).

      The closing date set forth in Section 7.1 of the Purchase And Sale Contract shall be revised as follows:

      The closing for the transfer of the property more fully described in Exhibit A-1 attached to and incorporated as part of the Purchase And Sale Contract shall take place on April _____, 2000.

      The closing date for the transfer of the property more fully described in Exhibit A-2 attached to and incorporated as part of the Purchase And Sale Contract shall continue to be extended pursuant to Section 7.1 of the Purchase And Sale Contract.

      All other items set forth in Section 7.1 of the Purchase And Sale Contract shall remain as is.

      This Addendum shall not affect Seller's obligation to sell or Purchaser's obligation to purchase the property more fully described in Exhibit A-2 of the Purchase And Sale Contract. Therefore, Purchaser represents and warrants that it shall purchase the property more fully described in Exhibit A-2 of the Purchase And Sale Contract.

      Purchaser has completed its due diligence as provided in Article 5 and hereby waives its right to raise any objection based on the provisions of Sections 5.1 and 5.2 of the Purchase And Sale Contract or based on all other conditions with respect to the property or the Seller's obligations under the Purchase And Sale Contract except for those enumerated in Subsections 9.1.1. through 9.1.4.

      The dates set forth in the within Addendum shall supercede the dates as set forth in the Purchase And Sale Contract.

      The terms set forth in this Addendum shall control over the terms of the Purchase And Sale Contract and any previous Addendum.

                              Seller: ANGELES INCOME PROPERTIES LTD. 6, A California Limited Partnership

                                          By: Angeles Realty  Corporation  II,
                                              A California Corporation
                                              Its:  General Partner

                                               By:____________________________
                                               Name:__________________________
                                               Its:_____________________________

                              Purchaser:  THE CADLE COMPANY, An Ohio Corporation

                                              By:_____________________________
                                              Name:___________________________
                                              Its:______________________________

STATE OF _______________      )
                              )
COUNTY OF _____________       )


      Before me _______________________________ on this day personally appeared ______________________________ known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the ______________________________ of ANGELES REALTY CORPORATION II, a California Corporation, as General Partner of ANGELES INCOME PROPERTIES LTD. 6, a California Limited Partnership, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

      Given under my hand and seal this _____ day of ____________________, 2000.

                                                -----------------------------
                                                Notary Public
                                                My Commission Expires:__________




STATE OF _______________      )
                              )
COUNTY OF _____________       )


      Before me _______________________________ on this day personally appeared ______________________________ known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the ______________________________ of THE CADLE COMPANY, an Ohio Corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

      Given under my hand and seal this _____ day of ____________________, 2000.

                                                -----------------------------
                                                Notary Public
                                                My Commission Expires:__________

                                                                 EXHIBIT 10.30





                           PURCHASE AND SALE CONTRACT

                                     BETWEEN

                 GRANADA AILP 6, A TEXAS LIMITED PARTNERSHIP,

                           a Texas limited partnership

                                    AS SELLER

                                       AND

                             CASA ASSOCIATES, L.P.,

                           a Texas limited partnership

                                  AS PURCHASER


                           PURCHASE AND SALE CONTRACT

      THIS PURCHASE AND SALE CONTRACT ("Purchase Contract" or the "Agreement") is entered into as of the ________ day of May, 2000 (the "Effective Date") by and between GRANADA AIPL 6, A TEXAS LIMITED PARTNERSHIP, a Texas limited partnership, having a principal address at 2000 South Colorado Blvd., Tower Two, Suite 2-1000, Denver, Colorado 80222 ("Seller") and CASA ASSOCIATES, L.P., a Texas limited partnership, having a principal address at 1325 South 77 Sunshine Strip, Suite 208, Harlingen, Texas 78550 ("Purchaser").

      NOW, THEREFORE WITNESSETH: That for and in consideration of mutual covenants and agreements hereinafter set forth, Seller and Purchaser hereby agree as follows:

                                    RECITALS

R-1. Seller holds fee title to the parcel or parcels of real estate located in Cameron County, Texas, as more particularly described in Exhibit "A" attached hereto and made a part hereof. Improvements have been constructed on the land described in this Recital.

R-2. Purchaser desires to purchase and Seller has agreed to sell such land, improvements and certain associated property, defined below as the "Property" on the terms and conditions set forth below, (which terms and conditions shall control in the event of any conflict with these Recitals), such that on the "Closing Date" (as hereinafter defined) the Property will be conveyed by special warranty deed to Purchaser.

R-3. Purchaser has agreed to pay to Seller the Purchase Price for the Property, and Seller has agreed to sell the Property to Purchaser, on the terms and conditions set forth below.

R-4. Purchaser intends to make investigations regarding the Property, and Purchaser's intended uses of the Property, as Purchaser deems necessary and desirable.

                                    ARTICLE 1

                                  DEFINED TERMS

      1.1 Unless otherwise defined elsewhere herein, terms with initial capital letters in this Purchase Contract shall have the meanings set forth in this
ARTICLE 1 below.

            1.1.1 "Business Day" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the State in which the Land is located.

            1.1.2 "Closing" means the consummation of the purchase and sale and related transactions contemplated by this Purchase Contract in accordance with the terms and conditions of this Purchase Contract.

            1.1.3 "Closing Date" means the date on which date the Closing of the conveyance of the Property is required to be held under the terms and conditions of this Purchase Contract and on which date full payment of the Purchase Price for the Property shall have been paid to and received by Seller in immediately available U.S. funds.

            1.1.4    "Deed"  has  the  meaning  given  such  term  in  Section
7.2.1.1.

            1.1.5 "Excluded Permits" means those Permits which, under applicable law, are nontransferable and such other Permits as may be designated as Excluded Permits on Exhibit "B", if any, attached hereto.

            1.1.6 "Fixtures and Tangible Personal Property" means all fixtures, furniture, furnishings, fittings, equipment, machinery, computers (to the extent located on the Property and owned by Seller), fax machines (to the extent located on the Property and owned by Seller), copiers (to the extent located on the Property and owned by Seller), apparatus, appliances and other articles of tangible personal property now located on the Land or in the Improvements as of the date of this Purchase Contract and used or usable in connection with any present or future occupation or operation of all or any part of the Property, but only to the extent transferable. The term "Fixtures and Tangible Personal Property" does not include (i) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased, by Seller, or (ii) property owned or leased by Tenants and guests, employees or other persons furnishing goods or services to the Property, or
(iii) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property or (iv) the property and equipment, if any, expressly identified in Exhibit "C".

            1.1.7      Intentionally Deleted.

            1.1.8   "Improvements"   means  all  buildings  and  improvements,
located on the Land, taken "as is".

            1.1.9 "Land" means all of those certain tracts of land described on Exhibit "A" attached hereto, and all rights, privileges and appurtenances pertaining thereto.

            1.1.10 "Lease(s)" means the interest of Seller in and to all leases, subleases and other occupancy agreements, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property and which are in force as of the Effective Date for the Property or thereafter as permitted in Section 6.5.

            1.1.11        "Management   Contract"   means   the   agreement(s)
between Seller and Manager pertaining to the Land and Improvements.

            1.1.12 "Manager" means Insignia Management Group, L.P., or one of its affiliates.

            1.1.13 "Miscellaneous Property Assets" means all contract rights, leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, but only to the extent transferable, excluding, however, (i) receivables, (ii) Property Contracts, (iii) Leases, (iv) Permits, (v) Fixtures and Tangible Personal Property, (vi) Security Deposits, (vii) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (viii) refunds, rebates or other claims, or any interest therein, for periods or events occurring prior to the Closing Date, (ix) utility and similar deposits, (x) insurance or other prepaid items, (xi) Seller's proprietary books and records, and (xii) the Management Contract, except to the extent that Seller receives a credit on the closing statement for any such item. The term "Miscellaneous Property Assets" shall also include the following, but only to the extent owned by Seller and in Seller's possession: site plans, surveys, soil and substrata studies, architectural renderings, plans and specifications, engineering plans and studies, floor plans, tenant data sheets, landscape plans and other plans or studies of any kind, if any, which relate to the Land and or the Improvements or the Fixtures and Tangible Personal Property, and all escrow accounts and reserves maintained by Seller or the holder of the Seller's Note Obligation. The term "Miscellaneous Property Assets" shall also include all of Seller's rights, if any, in and to the name "CASA GRANADA APARTMENTS".

            1.1.14 "Mortgage" shall have the meaning given such term in Section 6.4.

            1.1.15 "Mortgagee" means the current holder of record of the Mortgage.

            1.1.16 "Permits" means all licenses and permits granted by governmental authorities having jurisdiction over the Property in respect of the matter to which the applicable license or permit applies and owned by Seller and used in or relating to the ownership, occupancy or operation of the Property or any part thereof not subject to a Lease.

            1.1.17 "Permitted Exceptions" means those exceptions or conditions permitted to encumber the title to the Property in accordance with the provisions of Section 6.2.

            1.1.18 "Property" means the Land and Improvements and all rights of Seller relating to the Land and the Improvements, including without limitation, any rights, title and interest of Seller, if any, in and to (i) any strips and gores adjacent to the Land and any land lying in the bed of any street, road, or avenue opened or proposed, in front of or adjoining the Land, to the center line thereof; (ii) any unpaid award for any taking by condemnation or any damage to the Property by reason of a change of grade of any street or highway; (iii) all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Property; together with all Fixtures and Tangible Personal Property, Property Contracts, Leases, Security Deposits, Permits other than Excluded Permits, and the Miscellaneous Property Assets.

            1.1.19 "Property Contracts" means all purchase orders, maintenance, service, or utility contracts and similar contracts, which relate to the ownership, maintenance, construction or repair and/or operation of the Property and which are not cancelable on 90 days' or shorter Notice, except Leases.

            1.1.20 "Purchase Contract" means this Purchase and Sale Contract by and between Seller and Purchaser.

            1.1.21 "Purchase Price" means the total consideration to be paid by Purchaser to Seller for the purchase of the Property as set forth in Section 3.1.

            1.1.22 "Security Deposits" means all (i) prepaid rent held as security, (ii) security deposits, and (iii) pet deposits, if any, held by Seller under any of the Leases.

            1.1.23 "Seller's Note Obligation" shall mean the promissory note or notes more particularly described on Schedule 1.1.23.

            1.1.24  "Survey"  shall  have  the  meaning  ascribed  thereto  in
Section 6.1.

            1.1.25 "Tenant" means any person or entity entitled to occupy any portion of the Property under a Lease.

            1.1.26 "Title Commitment" or "Title Commitments" shall have the meaning ascribed thereto in Section 6.1.

            1.1.27  "Title  Insurer"  shall  have  the  meaning  set  forth in
Section 6.1.

                                    ARTICLE 2

                          PURCHASE AND SALE OF PROPERTY

      2.1 Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, in accordance with the terms and conditions set forth in this Purchase Contract.

                                    ARTICLE 3

                            PURCHASE PRICE & DEPOSIT

      3.1 The total purchase price ("Purchase  Price") for the Property shall be
One  Million   Nine   Hundred   Ninety   Four   Thousand   and  No/100   Dollars
($1,994,000.00), which shall be paid by Purchaser, as follows:

            3.1.1 On the date hereof, Purchaser shall deliver to Stewart Title Guaranty Company ("Escrow Agent" or "Title Insurer"), a deposit in the sum of Fifty Thousand and No/100 Dollars ($50,000.00), in cash, (such sum being hereinafter referred to and held as the "Deposit"). Purchaser and Seller each approve the form of Escrow Agreement attached as Exhibit "D". Seller and Purchaser agree that the amount of One Hundred and No/100 Dollars ($100.00) shall be paid by Purchaser to Seller concurrently with the deposit into escrow of the Deposit, as consideration for Seller's execution and delivery of this Purchase Contract (the "Independent Contract Consideration"). The Independent Contract Consideration is independent of any other consideration or payment provided for in this Purchase Contract and, notwithstanding anything to the contrary herein, is non-refundable in all events.

            3.1.2 The Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms hereof. Escrow Agent shall invest the Deposit in an interest-bearing bank account acceptable to Seller and Purchaser at one or more federally insured national banking association(s) or such other investment as jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent, and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit, as set forth below.

            3.1.3 If the sale of the Property is closed by the date fixed therefor (or any extension date provided for herein or by the mutual written consent of the parties hereto, given or withheld in their respective sole discretion), monies held as the Deposit shall be applied to the Purchase Price on the Closing Date and the balance of the Purchase Price, less adjustments provided for herein and the outstanding balance of the Seller's Note Obligation after deducting therefrom the sum of all escrows and reserves held by the holder of the Seller's Note Obligation as of the Closing Date, shall be paid at Closing to Seller in immediately available funds. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to the termination of this Purchase Contract by Purchaser pursuant to ARTICLE 5,
ARTICLE 6 or Section 9.2.4 or Section 9.2.5, the Deposit shall be returned and refunded to Purchaser. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to the failure of performance by Seller, Purchaser shall be entitled to the remedy elected by it under and as set forth in ARTICLE 12 hereof.

            3.1.4 If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, the Deposit shall be forfeited by Purchaser and the sum thereof shall go to Seller forthwith as liquidated damages for the lost opportunity costs and transaction expenses incurred by Seller, as more fully set forth in ARTICLE 12 below.

                                    ARTICLE 4

                                    FINANCING

      4.1 Seller has advised Purchaser that, as of the Effective Date, the Property is encumbered by certain liens securing the Seller's Note Obligation. Subject to any restrictions on assumption that may be set forth in the documents evidencing or pertaining to the Seller's Note Obligation (the "Loan Documents"), Purchaser shall at its sole cost and expense, use commercially reasonable efforts to promptly negotiate the assumption of the Seller's Note Obligation on the Closing Date, subject to the release of Seller and its affiliate guarantor from all liability with respect to the Seller's Note Obligation effective as of the Closing Date, and to obtain the approval of the holder of the Seller's Note Obligation prior to the Closing Date necessary to effect such assumption of the Seller's Note Obligation on the Closing Date. Seller agrees to cooperate with such efforts. Any and all amounts or fees due and payable in connection with the assumption of the Seller's Note Obligation (other than scheduled payments of principal and interest due prior to the Closing Date) shall be paid by Purchaser. Notwithstanding the foregoing, in the event that after using commercially reasonable efforts, Purchaser is unable to (i) assume the Seller's Note Obligation on terms reasonably acceptable to Purchaser or (ii) obtain the release of Seller and its affiliate guarantor from all personal liability under the Seller Note Obligation (and Seller has not elected to waive such condition after notice to it from Purchaser that the holder of the Seller's Note Obligation is unwilling to consent to such release), then, upon delivery of written notice by Purchaser to Seller and Escrow Agent, this Purchase Contract shall terminate, in which event the Deposit shall be returned to Purchaser by the Escrow Agent and Seller and Purchaser shall evenly divide the cancellation charges of the Escrow Agent and the Title Insurer, if any, and this Purchase Contract shall automatically be of no further force and effect and neither party shall have any further rights and obligations hereunder except as provided in
Section 5.3. In no event shall Seller be obligated to prepay the Seller's Note Obligation.

                                    ARTICLE 5

                               FEASIBILITY PERIOD

      5.1 Subject to the terms of Section 5.3 below, for thirty (30) calendar days following Purchaser's receipt of the "Materials" (as hereinafter defined), but in no event later than forty-five (45) calendar days following the Effective Date (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees ("Consultants") shall have the right from time to time to enter onto the Property:

            5.1.1 To conduct and make any and all customary studies, tests, examinations and inspections, or investigations of or concerning the Property (including without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys).

            5.1.2 To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property.

            5.1.3 To ascertain and confirm the suitability of the Property for Purchaser's intended use.

            5.1.4 To review all Materials and, at the offices of the Manager located at the Property, to review and copy (at Purchaser's expense) Seller's books and records relating to the Property (other than Seller's proprietary information) and all Leases.

      5.2 Purchaser shall have the right to terminate this Purchase Contract for any reason, or no reason, by giving written Notice to Seller and Escrow Agent on or before 5:00 p.m. Central Daylight Time, on the date of expiration of the Feasibility Period. If Purchaser exercises such right to terminate, this Purchase Contract shall terminate and be of no further force and effect, subject to and except for Purchaser's liability under Section 5.3, and Escrow Agent shall promptly return the Deposit to Purchaser. If Purchaser fails to provide Seller with written Notice of cancellation prior to the end of the Feasibility Period in strict accordance with the Notice provisions of this Purchase Contract, this Purchase Contract shall remain in full force and effect and Purchaser's obligation to purchase the Property shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in this ARTICLE 5 and in ARTICLE 9.

      5.3 Purchaser shall indemnify and hold Seller harmless for any actions taken by Purchaser and its Consultants on the Property. Purchaser shall indemnify, defend (with attorneys selected by Seller) and hold Seller harmless from any and all claims, damages, costs and liability which may arise due to such entries, surveys, tests, investigations and the like. Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests, investigations and the like that in its reasonable judgment could result in any injury to the Property or breach of any agreement, or expose Seller to any liability, costs, liens or violations of applicable law, or otherwise adversely affect the Property or Seller's interest therein. Purchaser shall exercise commercially reasonable efforts to minimize disruption to the Tenants in connection with Purchaser's or its Consultants' activities pursuant to this Section. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this ARTICLE 5 at Purchaser's sole cost and expense. Purchaser shall maintain commercial general liability insurance with broad form contractual and personal injury liability endorsements with respect to Purchaser's activities on the Property pursuant to this Section 5.2, with coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $500,000.00 with respect to property damage, by water or otherwise. The provisions of this Section shall survive the Closing or termination of this Purchase Contract for a period of one (1) year from the Effective Date.

      5.4 Purchaser shall not permit any mechanic's or materialmen's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any studies or tests conducted by or for Purchaser. Purchaser shall give notice to Seller a reasonable time prior to entry onto the Property, shall deliver to Seller proof of insurance coverage required above to Seller and shall permit Seller to have a representative present during all investigations and inspections conducted with respect to the Property. Purchaser shall take all reasonable actions and implement all protections necessary to ensure that all actions taken in connection with the investigations and inspections of the Property, and all equipment, materials and substances generated, used or brought onto the Property pose no material threat to the safety of persons or the environment and cause no damage to the Property or other property of Seller or other persons. All information made available by Seller to Purchaser in accordance with this Purchase Contract or obtained by Purchaser in the course of its investigations shall be treated as confidential information by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its Consultants, agents and employees from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Purchase Contract, including Purchaser's attorneys and representatives, prospective lenders and engineers.

      5.5 Seller shall deliver to Purchaser within ten (10) calendar days from the Effective Date copies of (a) Seller's form residential lease agreement(s) used at the Property, (b) all Property Contracts, (c) engineering studies in Seller's possession or control relating to the Property and prepared for Seller by third parties (other than proprietary information of Seller), (d) the Loan Documents (to the extent in Seller's possession) and (e) those items set forth in Schedule 5.5 (collectively, the "Materials"). If the sale of the Property is not closed by the date fixed therefor, Purchaser shall, within five (5) calendar days, return all such Materials to Seller.

                                    ARTICLE 6

                                      TITLE

      6.1 Seller shall promptly cause to be delivered to Purchaser (a) a preliminary title report or commitment (the "Title Commitment") prepared by Stewart Title Guaranty Company (the "Title Insurer") to issue an Owner's Policy of Title Insurance (the "Title Policy") insuring title to the Property to be good and indefeasible in the amount of the Purchase Price, subject only to the Permitted Exceptions (described below) and other liens and encumbrances not constituting objections to title in accordance herewith, together with legible copies of all instruments identified therein as exceptions, and (b) a survey of the Land and Improvements, prepared in accordance with and complying with the minimum requirements of ALTA, in a form, and certified as of a date satisfactory to the Title Insurer to delete standard survey exceptions from the Title Policy, except for any Permitted Exceptions (i) containing a perimeter legal description of the Property; (ii) certified to Purchaser, Mortgagee, Seller and Title Insurer as being true and correct; and (iii) certifying the legal description set forth therein as describing the Property to be purchased by Purchaser pursuant to the terms of this Purchase Contract (the "Survey"). On or before ten
(10) days following Purchaser's receipt of the Title Commitment, the documents of record reflected therein, and the Survey, Purchaser shall give written notice (the "Objection Notice") to the attorneys for Seller of any conditions of title subject to which Purchaser is not obligated to take the Property pursuant to the provisions of this Purchase Contract (the "Objections") separately specifying and setting forth each such objection. Seller shall have no obligation to cure any matter set forth in the Objection Notice, but shall extend the Closing Date for up to an additional thirty (30) days to cure any such matter. If Seller gives Purchaser notice (the "Response Notice") that Seller is unable or unwilling to cure any Objection set forth in the Objection Notice, or if Seller fails to or does not give Purchaser a Response Notice, Purchaser may, as its exclusive remedy, elect by written notice to Seller, within five (5) business days after the Objection Notice is given, either (a) to accept such title as Seller is able to convey without any reduction or abatement of the Purchase Price, or (b) to terminate this Purchase Contract in which event the Deposit shall be returned to Purchaser. If Purchaser fails to give notice of its election to terminate this Agreement within such five (5) business day period, Purchaser shall be deemed to have waived such Objections and to have elected to proceed to close the transactions contemplated by this Purchase Contract.

      6.2 All matters disclosed on the Title Commitment which are not objected to in the Objection Notice as timely delivered or which are waived or deemed waived by Purchaser pursuant to the provisions of Section 6.1 above, and any matter affecting title to the Property, even though not reflected in the Title Commitment if the Title Insurer will insure Purchaser's title clear of the matter or will insure against the enforcement of such matter, shall be deemed to be Permitted Exceptions, other than (a) the Mortgage, and (b) unpaid liens for real estate and personal property taxes for years prior to the fiscal year in which the Closing Date occurs and any other matter which Seller is obligated to pay and discharge at the Closing under this Purchase Contract, and the amount thereof chargeable to Seller, plus interest and penalties thereon, if any, shall be deducted from the Purchase Price on the Closing Date and paid to the Title Insurer for the payment of such matters. Purchaser agrees to accept title to the Land and Improvements, so long as the same is indefeasible, and the Deed shall be subject to the Permitted Exceptions.

      6.3 Seller agrees that it shall be solely responsible for payment of all costs relating to the issuance of the Title Policy, and Purchaser agrees that it shall be solely responsible for payment of all costs, fees and premiums related to all endorsements or amendments thereof.

      6.4 Notwithstanding the foregoing, any deeds of trust and/or mortgages (including any and all mortgages which secure the Seller's Note Obligations) against the Property (whether one or more, the "Mortgage") shall be deemed Permitted Exceptions, whether Purchaser gives written notice of such or not, and subject to the provisions of Section 9.1.8 and Section 9.2.5, shall be not paid off, satisfied, discharged and/or cured by Seller at or before Closing.

      6.5 Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to the Property between the Effective Date and the Closing Date (other than Leases and Property Contracts in the ordinary course of business); any such monetary lien or encumbrance so attaching by voluntary act of Seller (hereinafter, a "Voluntary Intervening Lien") shall be discharged by the Seller at or prior to Closing on the Closing Date or any extended Closing Date. Except as expressly provided in this ARTICLE 6, Seller shall not be required to undertake efforts to remove any Objection or other lien, encumbrance, security interest, exception, objection or other matter, to make any expenditure of money or institute litigation or any other judicial or administrative proceeding, and Seller may elect not to discharge the same; provided, however, if any lien or encumbrance (other than a Voluntary Intervening Lien) attaches to the Property between the Effective Date and the Closing Date, Seller shall be required to satisfy or discharge said lien or encumbrance at or prior to the Closing, provided that Seller shall not be required to expend more than $50,000 in connection with such satisfaction or discharge. If the amount required to satisfy or discharge such lien or encumbrance exceeds $50,000, Purchaser shall have the option of either (a) paying the excess amount over $50,000 required to satisfy or discharge such lien, and proceeding to the Closing, or (b) terminating this Purchase Contract, in which case, the Deposit shall be returned and refunded to Purchaser and neither party shall have any further liability hereunder, subject to and except for Purchaser's liability under Section 5.3 of this Purchase Contract. Seller shall have no option to terminate this Purchase Contract if Purchaser has elected to pay the amount in excess of $50,000 to satisfy or discharge such lien or encumbrance.

      6.6 Seller shall be responsible for the costs of the Survey. In the event the perimeter legal description of the Property contained in the Survey differs from that contained in the deed or deeds by which Seller took title to the Property, the latter description shall be used in the Deed. Purchaser, at Purchaser's sole cost and expense, may also cause to be prepared an environmental report for the Property.

                                    ARTICLE 7

                                     CLOSING

      7.1   Date,  Place Of Closing,  Prorations,  Delinquent Rent and Closing
Costs.

            7.1.1 The Closing  shall occur on the earlier to occur of (a) ninety
(90) days following the Effective Date or (b) fourteen (14) days following the delivery by Seller to Purchaser of the written commitment from the holder of Seller's Note Obligation allowing Purchaser to assume the Seller's Note Obligation, but in no event earlier than June 26, 2000, through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. Purchaser agrees that it will provide to Seller written notice of the holder's assumption approval not more than three (3) Business Days following the date of its receipt of such approval.

            7.1.2 The Closing Date may be extended without penalty at the option of Seller to a date not later than thirty (30) days following the Closing Date specified above to satisfy a condition to be satisfied by Seller or to obtain such consents of Seller's partners (or as may be required by law) to the consummation of the transactions contemplated hereby, or such later date as is mutually acceptable to Seller and Purchaser.

            7.1.3 All normal and customarily proratable items, including, without limitation, rents and other income from the Property ("Rents"), operating expenses, personal property taxes and amounts due and payable under the Loan Documents, shall be prorated as of the Closing Date, Seller being charged or credited, as appropriate, for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. All unapplied Security Deposits, if any, and amounts held in escrow or reserve by or on behalf of the holder of the Seller's Note Obligation pursuant to the terms of the Loan Documents shall be transferred by Seller to Purchaser at the Closing or Seller shall be given a credit therefor against the Purchase Price, as Seller may elect. Purchaser shall assume at Closing the obligations under the Property Contracts assumed by Purchaser, provided that any payments under the Property Contracts have been prorated. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year. The provisions of this Section 7.1.3 shall apply during the Proration Period (as defined below). Rents and all related charges shall be prorated based on actual collections as of the Closing Date.

            7.1.4 If any of the items subject to proration  hereunder  cannot be prorated at the Closing because the information necessary to compute such proration is unavailable, or if any errors or omissions in computing prorations at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing for a period (the "Proration Period") from the Closing Date until one (1) year after the Closing Date. Neither party hereto shall have the right to require a recomputation of a Closing proration or a correction of an error or omission in a Closing proration unless within the Proration Period one of the parties hereto (i) has obtained the previously unavailable information or has discovered the error or omission, and (ii) has given Notice thereof to the other party together with a copy of its good faith recomputation of the proration and copies of all substantiating information used in such recomputation. The failure of a party to obtain any previously unavailable information or discover an error or omission with respect to an item subject to proration hereunder and to give Notice thereof as provided above within the Proration Period shall be deemed a waiver of its right to cause a recomputation or a correction of an error or omission with respect to such item after the Closing Date.

            7.1.5 If on the Closing Date any Tenant is in arrears in any Rent payment under any Tenant lease (the "Delinquent Rent"), any Delinquent Rent received by Purchaser and Seller from such Tenant after the Closing shall be applied to amounts due and payable by such Tenant during the following periods in the following order of priority: (i) first, to the period of time after the Closing Date, and (ii) second, to the period of time before the Closing Date. If Delinquent Rent or any portion thereof received by Seller or Purchaser after the Closing are due and payable to the other party by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fees and costs and expenses expended in connection with the collection thereof, shall be promptly paid to the other party. Any monies received by Seller after Closing shall be forwarded to Purchaser for disbursement in accordance with the order of payment provided herein above. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Delinquent Rent owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant (provided, that Seller shall not commence any legal actions or proceedings against any Tenant which continues as a Tenant at the Property after Closing without the prior consent of Purchaser, which will not be unreasonably withheld or delayed), and the delivery of the Assignment as defined in Section 7.2.1.3 shall not constitute a waiver by Seller of such right. Purchaser agrees to cooperate with Seller at no cost or liability to Purchaser in connection with all efforts by Seller to collect such Delinquent Rent and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, within seven (7) days after a written request, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Delinquent Rent by Seller; provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to terminate any Lease with an existing Tenant or evict any existing Tenant from the Property. The provisions of this Section 7.1.5 shall apply during the Proration Period.

            7.1.6 Seller shall pay the cost of all transfer taxes (e.g., excise stamp taxes) and Purchaser shall pay the cost of all recording costs with respect to the Closing. Seller and Purchaser shall share equally in the costs of the Escrow Agent for escrow fees but not any other fees and charges of the Title Insurer.

      7.2   Items To Be Delivered Prior To Or At Closing.

            7.2.1 Seller. At Closing, Seller shall deliver to Escrow Agent (for delivery to Purchaser upon the consummation of the Closing), each of the following items, as applicable:

                  7.2.1.1 Special Warranty Deed in the form attached as Exhibit "E" (the "Deed"). The acceptance of such deed at Closing, shall be deemed to be full performance of, and discharge of, every agreement and obligation on Seller's part to be performed under this Purchase Contract, except for those that this Purchase Contract specifically provides shall survive Closing.

                  7.2.1.2 A Bill of Sale without recourse or warranty in the form attached as Exhibit "F", covering all Property Contracts, Leases, Security Deposits, Permits (other than Excluded Permits) and Fixtures and Tangible Personal Property required to be transferred to Purchaser with respect to such Property. Purchaser shall countersign the same so as to effect an assumption by Purchaser of, among other things, Seller's obligations thereunder.

                  7.2.1.3 An Assignment (to the extent assignable and in force and effect) without recourse or warranty in the form attached as Exhibit "G" of all of Seller's right, title and interest in and to the Miscellaneous Property Assets, subject to any required consents. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of Seller's obligations thereunder.

                  7.2.1.4  A closing statement executed by Seller.

                  7.2.1.5 A title affidavit or, at Seller's option, an indemnity, as applicable, in the customary form reasonably acceptable to Seller and Title Insurer to enable Title Insurer to delete the standard exceptions to the title insurance policy to be issued pursuant to the Title Commitment (the "Title Policy") (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing); provided that such affidavit does not subject Seller to any greater liability, or impose any additional obligations, other than as set forth in this Purchase Contract; and

                  7.2.1.6  A  certification  of  Seller's   non-foreign   status
pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.

                  7.2.1.7 Except for the items expressly listed above to be delivered at Closing, delivery of any other required items shall be deemed made by Seller to Purchaser, if Seller leaves such documents at the Property in their customary place of storage or in the custody of Purchaser's representatives.

                  7.2.1.8 Evidence that the Management Agreement has been terminated.

                  7.2.1.9 A rent roll for the Property, updated to the Closing Date and certified by Seller, listing the monthly base rent payable, lease expiration date and unapplied Security Deposits for each lease.

                  7.2.1.10 Resolutions, certificates of good standing, and such other organizational documents as Title Insurer shall reasonably require evidencing Seller's authority to consummate this transaction.

                  7.2.1.11 To the extent in Seller's possession or control, originals or copies of the Leases, Property Contracts, Permits (other than Excluded Permits), lease files, warranties, guaranties, operating manuals, keys to the Property and Seller's books and records (other than proprietary information) regarding the Property.

            7.2.2 Purchaser. At Closing, Purchaser shall deliver to the Escrow Agent (for disbursement or delivery to Seller upon the Closing) the following items with respect to the Property being conveyed at such Closing:

                  7.2.2.1 The full Purchase Price as required by ARTICLE 3 hereof minus the then outstanding amount of the Seller's Note Obligation, plus any fees or penalties necessary to assume the Seller's Note Obligation, and plus or minus the adjustments or prorations required by this Purchase Contract. If at Closing there are any liens or encumbrances on the Property that Seller is obligated or elects to pay and discharge, Seller may use any portion of the Purchase Price for the Property(s) to satisfy the same, provided that Seller shall have delivered to Title Company, on such Closing instruments in recordable form sufficient to satisfy such liens and encumbrances of record (or, as to any mortgages or deeds of trust, appropriate payoff letters, acceptable to the Title Insurer), together with the cost of recording or filing such instruments. The existence of any such liens or encumbrances shall not be deemed objections to title if Seller shall comply with the foregoing requirements.

                  7.2.2.2  A closing statement executed by Purchaser.

                  7.2.2.3 A countersigned counterpart of the Bill of Sale in the form attached as Exhibit "F".

                  7.2.2.4 A countersigned counterpart of the Assignment in the form attached as Exhibit "G".

                  7.2.2.5 Such other instruments, documents or certificates as are required to be delivered by Purchaser to Seller in accordance with any of the other provisions of this Purchase Contract.

                  7.2.3 Notice to Tenants. At Closing, Seller and Purchaser shall execute and deliver a letter, dated as of the date of Closing and addressed to all Tenants, informing such Tenants of the transfer of the Property and the assignment of the Leases to Purchaser, together with an instruction to pay all amounts due or to become due under the Leases to Purchaser, including an acknowledgment by Purchaser of receipt of all security deposits (specifying the exact dollar amount of the security deposit) and that Purchaser is responsible for the Tenant's security deposit, and in compliance with Section 92.105 of the Texas Property Code. The letter shall be in the form of Exhibit "H" attached hereto.

                                    ARTICLE 8

                  REPRESENTATIONS, WARRANTIES AND COVENANTS
                             OF SELLER AND PURCHASER

      8.1   Representations, Warranties and Covenants Of Seller.

            8.1.1 For the purpose of inducing Purchaser to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Seller represents and warrants to Purchaser the following as of the Effective Date and as of the Closing Date:

                  8.1.1.1 Seller is lawfully and duly organized, and, if applicable, in good standing under the laws of the state of its formation set forth in the initial paragraph of this Purchase Contract; and has or at the Closing shall have the power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to the Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Purchase Contract, and the consummation of the transactions contemplated by this Purchase Contract. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any purchase contract to which Seller is a party or by which Seller is otherwise bound. Seller has not made any other contract for the sale of, or given any other person the right to purchase, all or any part of any of the Property;

                  8.1.1.2 Seller owns indefeasible fee title to the Property, including all real property contained therein required to be sold to Purchaser, subject only to the Permitted Exceptions (provided, however, that if this representation is or becomes untrue, Purchaser's remedies shall be limited to the right to terminate this Purchase Contract within five (5) days of receipt by Purchaser from the Title Insurer of such information, and receive a return of the Deposit, and Seller shall have no other liability as a result thereof, either before or after Closing);

                  8.1.1.3 There are no adverse or other parties in possession of the Property, except for occupants, guests and tenants under the Leases (provided, however, that if this representation is or becomes untrue, Purchaser's remedies shall be limited to the right to terminate this Purchase Contract within five (5) days of receipt by Purchaser from the Title Insurer of such information and receive a return of the Deposit, and Seller shall have no other liability as a result thereof, either before or after Closing);

                  8.1.1.4 The joinder of no person or entity other than Seller is necessary to convey the Property, fully and completely, to Purchaser at Closing, or to fulfill Seller's obligations under this Purchase Contract, and Seller has or at the Closing shall have all necessary right and authority to convey and assign to Purchaser all contract rights and warranties required to be conveyed and assigned to Purchaser hereunder;

                  8.1.1.5 Purchaser has no duty to collect withholding taxes for Seller pursuant to the Foreign Investors Real Property Tax Act of 1980, as amended;

                  8.1.1.6  To   Seller's   knowledge,   there  are  no  actions,
proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property, as applicable;

                  8.1.1.7 Seller has no knowledge of any claims for labor performed, materials furnished or services rendered in connection with constructing, improving or repairing any of the Property, as applicable, caused by Seller and which remain unpaid beyond the date for which payment was due and in respect of which liens may or could be filed against any of the Property, as applicable;

                  8.1.1.8 To Seller's knowledge, Seller has not received any written notice of any proposed taking, condemnation or special assessment with respect to the Property;

                  8.1.1.9 To Seller's knowledge, Seller has not received any written notice of any uncured violations of any federal, state, county or municipal law, ordinance, order, regulation or requirement affecting the Property;

                  8.1.1.10 To Seller's knowledge, Seller has not received any written notice of any default by Seller under any of the Property Contracts that will not be terminated on the Closing Date;

                  8.1.1.11 Until the Closing Date, Seller agrees to maintain its existing insurance policies covering the Property in full force and effect through the Closing Date, to continue to maintain the Property in substantially the same manner as Seller has been operating the Property immediately prior to the Effective Date, and to cause any of the units on the Property that are vacant as of three days prior to the Closing Date to be in "make ready" condition on the Closing Date; and

                  8.1.1.12 To Seller's knowledge, all documents relating to the Property that are delivered by Seller to Purchaser in connection with this Purchase Contract, are true, correct and complete in all material respects, and none contain any untrue statement of a material fact or omit to state a material fact.

            8.1.2 Except for the representations and warranties expressly set forth above in Subsection 8.1.1, the Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon any information provided by Seller, "Broker" (as hereinafter defined) or "Other Broker" (as hereinafter defined) or statements, representations or warranties, express or implied, made by or enforceable directly against Seller, Broker or Other Broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants of title contained in the Deed and the representations set forth in this ARTICLE 8). If Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the offering prepared by Broker, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Seller, Seller's partners or affiliates or any of their respective partners, officers, directors, participants, employees, contractors, attorneys, consultants, representatives, agents, successors, assigns or predecessors-in-interest. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants. Except as otherwise set forth herein, Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Purchase Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the deed with or without such tenants in possession and without any allowance or reduction in the Purchase Price under this Purchase Contract. Purchaser hereby releases
Seller from any and all claims and liabilities relating to the foregoing matters.

            8.1.3 Seller agrees that Purchaser shall be entitled to rely on the foregoing representations and warranties made by Seller herein and that Purchaser has so relied. Seller and Purchaser agree that those representations and warranties contained in Section 8.1 shall survive Closing for a period of one (1) year (the "Survival Period"). Seller shall have no liability after the Survival Period with respect to the representations and warranties contained herein except to the extent that Purchaser has filed a lawsuit against Seller during the Survival Period for breach of any representation or warranty. In the event that Seller breaches any representation contained in Section 8.1 and Purchaser had knowledge of such breach prior to the Closing Date, Purchaser shall be deemed to have waived any right of recovery, and Seller shall not have any liability in connection therewith.

            8.1.4 Representations and warranties above made to the knowledge of Seller shall not be deemed to imply any duty of inquiry. For purposes of this Purchase Contract, the term Seller's "knowledge" shall mean and refer to only actual knowledge of the Designated Representative (as hereinafter defined) of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any
individual   personal   liability.   As  used   herein,   the  term   Designated
Representative  shall  refer to (a)  Harry  Alcock,  or (b)  Rebecca  White,  of
Manager.

      8.2   Representations And Warranties Of Purchaser

            8.2.1 For the purpose of inducing Seller to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date:

            8.2.2  With  respect  to  Purchaser  and  its  business,   Purchaser
represents and warrants, in particular, that:

                  8.2.2.1 Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas.

                  8.2.2.2 Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Purchase Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's officers or members are required to so empower or authorize Purchaser.

                  8.2.2.3 No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Purchase Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller.

                  8.2.2.4 Purchaser is duly authorized to execute and deliver, acting through its duly empowered and authorized officers, and perform this Purchase Contract and all documents and instruments and transactions contemplated hereby or incidental hereto, and such execution, delivery and performance by Purchaser does not (i) violate any of the provisions of its certificates of incorporation or bylaws, (ii) violate any provision of any law, governmental rule or regulation currently in effect, (iii) violate any judgment, decree, writ, injunction, award, determination or order currently in effect that names or is specifically directed at Purchaser or its property, and (iv) require the consent, approval, order or authorization of, or any filing with or notice to, any court or other governmental authority.

                  8.2.2.5 The joinder of no person or entity other than Purchaser is necessary to consummate the transactions to be performed by Purchaser and Purchaser has all necessary right and authority to perform such acts as are required and contemplated by this Purchase Contract.

            8.2.3 Except for Other Broker, Purchaser has not dealt with any broker, finder or any other person, in connection with the purchase of or the negotiation of the purchase of the Property that might give rise to any claim for commission against Seller or lien or claim against the Property.

            8.2.4 Seller will cooperate with Purchaser in obtaining the consent of the holder(s) of the Seller's Note Obligation to the assumption thereof (if required).

                                    ARTICLE 9

                         CONDITIONS PRECEDENT TO CLOSING

      9.1 Purchaser's obligation to close under this Purchase Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

            9.1.1 All of the documents required to be delivered by Seller to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered and shall be in form and substance reasonably satisfactory to Purchaser;

            9.1.2 Each of the representations, warranties and covenants of Seller contained herein shall be true in all material respects as of the Closing Date (and Purchaser shall be permitted to perform an inspection of the Property immediately prior to the Closing Date to verify same);

            9.1.3 Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder;

            9.1.4 Neither Seller nor Seller's general partner shall be a debtor in any bankruptcy proceeding or shall have been in the last 6 months a debtor in any bankruptcy proceeding;

            9.1.5 A taking of all or any part of the Property must not have been commenced or threatened in writing;

            9.1.6 The actual occupancy level of the Property shall not have decreased by more than fifteen percent (15%) from the actual occupancy level on the Effective Date;

            9.1.7 Seller shall have terminated any Property Contracts which are not being assumed by Purchaser as of the Closing Date (and which are capable of being terminated by Seller without penalty or cost to Seller).

            9.1.8 All consents required for the assumption of the Seller's Note Obligation which may be required shall have been obtained in accordance with the requirements of ARTICLE 4.

            9.1.9 Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth above. If any of the above conditions is not satisfied, then notwithstanding anything to the contrary contained in this Purchase Contract, Purchaser may, at its option (a) extend the Closing Date to permit satisfaction of such condition,
(b) waive such condition and proceed to Closing and accept title to the Property with an agreed-upon offset or deduction from the Purchase Price (assuming Seller and Purchaser can agree upon such offset or deduction amount, and neither party has any obligation to come to an agreement), (c) waive such condition and proceed to Closing and accept title to the Property without any offset or deduction from the Purchase Price, or (d) notify Seller of Purchaser's election to terminate this Purchase Contract and receive a return of the Deposit from the Escrow Agent.

      9.2 Without limiting any of the rights of Seller elsewhere provided for in this Purchase Contract, Seller's obligation with respect to the conveyance of the Property under this Purchase Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

            9.2.1 Purchaser's representations and warranties set forth in this Purchase Contract shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date and as of the Effective Date as though such representations and warranties were made at and as of such date and time.

            9.2.2 Purchaser shall have fully performed and complied with all covenants, conditions, and other obligations in this Purchase Contract to be performed or complied with by it at or prior to Closing including, without limitation, payment in full of the Purchase Price.

            9.2.3 There shall not be pending or, to the knowledge of either Purchaser or Seller, any litigation or threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions contemplated by this Purchase Contract or declare illegal, invalid or nonbinding any of the covenants or obligations of the Purchaser.

            9.2.4   The conditions of Section 9.1.8 shall have been satisfied.

            9.2.5 Notwithstanding anything to the contrary, there are no other conditions on Seller's obligation to Close except as expressly set forth above. If any of the above conditions is not satisfied, then notwithstanding anything to the contrary contained in this Purchase Contract, Seller may, at its option
(a) extend the Closing Date to permit satisfaction of such condition, (b) waive such condition and proceed to Closing, or (c) notify Purchaser of Seller's election to terminate this Purchase Contract and receive the Deposit from the Escrow Agent (which Seller shall retain as liquidated damages, as its sole and exclusive remedy hereunder, in accordance with the provisions of ARTICLE 12 hereof.

                                   ARTICLE 10

                                    BROKERAGE

      10.1 Seller represents and warrants to Purchaser that it has dealt only with O'Boyle Properties, Inc. ("Broker") and Southwest Residential Partners, Inc. ("Other Broker") in connection with this Purchase Contract. Seller and Purchaser each represents and warrants to the other that other than Broker and Other Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Purchase Contract, and each party agrees to indemnify the other party from and against all claims for brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party.

      10.2 Seller agrees to pay Broker a commission according to the terms of a separate agreement. Neither Broker nor Other Broker shall be deemed a party or third party beneficiary of this Purchase Contract.

      10.3 Neither Broker nor Other Broker assumes any responsibility for the condition of the Property or representation for the performance of this Purchase Contract by the Seller or Purchaser.

      10.4 The Texas Real Estate License Act requires written notice to Purchaser from any licensed real estate broker or salesman who is to receive a commission from Purchaser that Purchaser should have an attorney of its own selection examine an abstract of title to the property being acquired or that Purchaser should be furnished with or should obtain a title insurance policy. Notice to that effect is, therefore, hereby given to Purchaser on behalf of Broker and Other Broker.

                                   ARTICLE 11

                                   POSSESSION

      11.1 Possession of the Property subject to the Permitted Exceptions shall be delivered to Purchaser at the Closing, subject to Purchaser's right of entry for inspection as set forth in ARTICLE 5.

                                   ARTICLE 12

                              DEFAULTS AND REMEDIES

      12.1 In the event (a) Purchaser terminates this Purchase Contract for any reason other than pursuant to (i) ARTICLE 5, (ii) ARTICLE 6, (iii) ARTICLE 13,
(iv) ARTICLE 15, or (v) Seller's inability to convey title, or (b) Purchaser defaults hereunder on or prior to the Closing Date, and consummation of the Closing does not occur by reason of such termination or default by Purchaser, Seller and Purchaser agree that it would be impractical and extremely difficult to estimate the damages which Seller may suffer. Therefore, Seller and Purchaser hereby agree that, except for the Purchaser's obligations to Seller under
Section 5.3, the reasonable estimate of the total net detriment that Seller would suffer in the event that Purchaser so terminates this Purchase Contract or defaults hereunder on or prior to the Closing Date is and shall be, as Seller's sole and exclusive remedy (whether at law or in equity), the right to receive from the Escrow Agent and retain the full amount of the Deposit. The payment of the Deposit as liquidated damages is not intended as a forfeiture or penalty within the meaning of applicable law and is intended to settle all issues and questions about the amount of damages suffered by Seller in the applicable event, except only for damages under Section 5.3 above, irrespective of the time when the inquiry about such damages may take place. Upon any such failure by Purchaser hereunder, this Purchase Contract shall be terminated, and neither party shall have any further rights or obligations hereunder, each to the other, except for the Purchaser's obligations to Seller under Section 5.3 above, and the right of Seller to collect the Deposit as liquidated damages.

      12.2 Provided that Purchaser has not terminated this Purchase Contract and is not otherwise in default hereunder, if the Closing does not occur as a result of Seller's default hereunder (which shall not include Seller's inability to convey title), Purchaser's sole remedy shall be to elect to either (a) terminate this Purchase Contract and receive reimbursement of the Deposit or (b) enforce specific performance of this Purchase Contract. In the event Purchaser is unable to enforce the remedy of specific performance after using commercially reasonable efforts to seek to enforce such remedy, then in lieu of obtaining specific performance, Purchaser shall have the right to bring suit for damages against Seller in an amount not to exceed $50,000.00 in addition to receiving reimbursement of the Deposit.

                                   ARTICLE 13

                            RISK OF LOSS OR CASUALTY

      13.1 In the event that the Property is damaged or destroyed by fire or other casualty after the Effective Date but prior to Closing, and the cost of repair is more than $300,000, then Seller will have no obligation to repair such damage or destruction and, at Purchaser's option, this Agreement shall terminate and the Deposit shall be returned to Purchaser. In the event Purchaser elects not to terminate this Agreement, this transaction shall be closed in accordance with the terms of this Agreement, notwithstanding any such damage or destruction, and Purchaser shall receive, at Closing all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith), but only to the extent the damage or destruction has not been repaired by Seller out of the insurance proceeds.

      13.2 In the event that the Property is damaged or destroyed by fire or other casualty after the Effective Date but prior to the Closing, and the cost of repair is less than $300,000, this transaction shall be closed in accordance with the terms of this Agreement, notwithstanding the damage or destruction; provided, however, Seller shall make such repairs if they can be reasonably effected before the Closing. If Seller is unable to effect such repairs, then Purchaser shall receive at Closing all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith), but only to the extent the damage or destruction has not been repaired by Seller out of the insurance proceeds.

                                   ARTICLE 14

                           LEAD-BASED PAINT DISCLOSURE

      14.1 Seller and Purchaser hereby acknowledge completion of the Lead-Based Paint Disclosure form attached as Exhibit "I" hereto and the delivery of such executed form prior to the Effective Date.

                                   ARTICLE 15

                                 EMINENT DOMAIN

      15.1 In the event that at the time of Closing all or any part of the Property is (or has previously been) acquired, or is about to be acquired, by authority of any governmental agency in purchase in lieu thereof (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Purchase Contract by giving written Notice within Fifteen (15) days of Purchaser's receipt from Seller of the occurrence of such event and recover the Deposit hereunder, or to settle in accordance with the terms of this Purchase Contract for the full Purchase Price and receive the full benefit or any condemnation award.

                                   ARTICLE 16

                                  MISCELLANEOUS

      16.1  Exhibits And Schedules

      All Exhibits and Schedules, whether or not annexed hereto, are a part of this Purchase Contract for all purposes.

      16.2  Assignability

      Subject to Section 16.18, this Purchase Contract is not assignable without first obtaining the prior written approval of the non-assigning party, except that Purchaser may assign all or an undivided interest in this Purchaser Contract to one or more entities so long as (i) Purchaser remains a part of the purchasing entity(ies), (ii) Purchaser is not released from its liability hereunder, or (iii) Seller consents thereto (which consent shall not be unreasonably withheld or delayed).

      16.3  Binding Effect

      This Purchase Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.

      16.4  Captions

      The captions, headings, and arrangements used in this Purchase Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

      16.5  Number And Gender Of Words

      Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

      16.6  Notices

      All Notices, demands, requests and other communications required pursuant to the provisions of this Purchase Contract ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or a nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery or (iii) if sent by certified mail, return receipt requested postage prepaid, on the Fifth (5th) business day following the date of mailing, or (iv) if sent by telecopier, then on the actual date of delivery (as evidenced by a telecopier confirmation) provided that a copy of the telecopy and confirmation is also sent by U.S. mail, addressed as follows:

            If to Seller:                     If to Purchaser:

            Granada AIPL 6, A Texas Limited   Casa Associates, L.P.
            Partnership                       1325 South 77 Sunshine Strip,
            2000 South Colorado Boulevard     Suite 208
            Tower Two, Suite 2-1000           Harlingen, Texas 78550
            Denver, Colorado 80222            Attn: Matthew Zebrowski
            Attn:  Mr. Harry Alcock           Telephone No. (956) 423-2560
            Telephone No. (303) 691-4344      Facsimile No. (956) 423-5287
            Facsimile No. (303) 691-5662

                  And                               With a copy to

            Granada AIPL 6, A Texas Limited   McCullough & McCullough
            Partnership                       323 East Jackson
            2000 South Colorado Boulevard     Harlingen, Texas  78551
            Tower Two, Suite 2-1000           Attn: Graham McCullough, Esq.
            Denver, Colorado 80222            Telephone No. (956) 423-1234
            Attn:  Mr. Pat Stucker            Facsimile No. (956) 423-4976
            Telephone No. (303) 691-4321
            Facsimile No. (303) 692-0786

                  With a copy to

            Jackson Walker L.L.P.
            112 E. Pecan
            Suite 2100
            San Antonio, Texas 78205
            Attn:  Eileen E. Scherlen, Esq.
            Telephone No. (210) 978-7784
            Facsimile No. (210) 978-7790

      Any of the parties may designate a change of address by Notice in writing to the other parties. Whenever in this Purchase Contract the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice.

      16.7  Governing Law And Venue

      The laws of the State in which the Land is located shall govern the validity, construction, enforcement, and interpretation of this Purchase
Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. All claims, disputes and other matters in question arising out of or relating to this Purchase Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in a court for the district in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.

      16.8  Entirety And Amendments

      This Purchase Contract embodies the entire Purchase Contract between the parties and supersedes all prior Purchase Contracts and understandings, if any, relating to the Property, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

      16.9  Severability

      If any provision of this Purchase Contract is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. The Purchase Contract shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Purchase Contract; and the remaining provisions of this Purchase Contract shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Purchase Contract. In lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Purchase Contract a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible to make such provision legal, valid, and enforceable.

      16.10 Multiple Counterparts

      This  Purchase   Contract  may  be  executed  in  a  number  of  identical
counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes and all such counterparts shall, collectively, constitute one Purchase Contract. In making proof of this Purchase Contract, it shall not be necessary to produce or account for more than one such counterpart.

      16.11 Further Acts

      In addition to the acts and deeds recited herein and contemplated and performed, executed and/or delivered by Seller and Purchaser, Seller and Purchaser agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts, deeds, and assurances as may be necessary to consummate the transactions contemplated hereby.

      16.12 Construction

      No provision of this Purchase Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Purchase Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.

      16.13 Confidentiality

      Purchaser shall not disclose the terms and conditions contained in this Purchase Contract, shall keep the same confidential, provided that Purchaser may disclose the terms and conditions of this Purchase Contract (i) as required by law, (ii) to consummate the terms of this Purchase Contract, or any financing relating thereto, or (iii) to Purchaser's or Seller's lenders, attorneys and accountants. Any information provided by Seller to Purchaser under the terms of this Purchase Contract is for informational purposes only. In providing such information to Purchaser, Seller makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded. Purchaser shall not in any way be entitled to rely upon the accuracy of such information. Such information is also confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion.

      16.14 Time Of The Essence

      It is expressly agreed by the parties hereto that time is of the essence with respect to this Purchase Contract.

      16.15 Cumulative Remedies And Waiver

      No remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies herein conferred or referred except as expressly stated otherwise, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Purchase Contract. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Purchase Contract shall be established by conduct, custom, or course of dealing.

      16.16 Litigation Expenses

      In the event either party hereto commences litigation against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation.

      16.17 Time Periods

      Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

      16.18 Exchange

      At Seller's sole cost and expense, Seller may structure and consummate the sale of the Property to Purchaser as part of a like-kind exchange (an "Exchange") intended to qualify under ss. 1031 of the Internal Revenue Code of 1986, as amended, provided that: (a) the Closing shall not be delayed or affected by reason of an Exchange; (b) Seller shall effect an Exchange through an assignment of this Agreement, and its rights under this Agreement, to a qualified intermediary; and (c) Purchaser shall not be required to take an assignment of the agreement relating to the exchange property or be required to acquire or hold title to any real property for purposes of consummating an Exchange. Purchaser shall cooperate fully and promptly with Seller's conduct of the Exchange, provided that all costs and expenses generated in connection with the Exchange shall be borne solely by Seller. If Seller uses a qualified intermediary to effectuate the Exchange, any assignment of the rights or obligations of Seller hereunder shall not relieve, release or absolve Seller of its obligations to Purchaser. Seller shall indemnify and hold harmless Purchaser from and against any and all liability arising from and out of the Exchange.

      16.19 No Personal Liability of Officers, Trustees or Directors of Seller's Partners

      Purchaser acknowledges that this Agreement is entered into by Seller which is a Texas limited partnership, and Purchaser agrees that no individual officer, trustee, director or representative of the partners of Seller shall have any personal liability under this Agreement or any document executed in connection with the transactions contemplated by this Agreement.

      16.20 No  Personal  Liability  of  Officers,   Trustees  or  Purchaser's
Partners

      Seller acknowledges that this Agreement is entered into by Purchaser which is a Texas limited partnership and Seller agrees that no individual officer, trustee, director or representative of Purchaser shall have any personal liability under this Agreement or any document executed in connection with this Agreement.

      16.21 No Exclusive Negotiations

      Seller shall have the right, at all times, to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of the Property with any third-party; provided, however, that such communications are subject to the terms of this Agreement, and that Seller shall not enter into any contract or binding agreement with a third-party for the sale of the Property unless such agreement is contingent on the termination of this Agreement without the Property having been conveyed to Purchaser.

      16.22 DTPA WAIVER.

      IT IS THE INTENT OF SELLER AND PURCHASER THAT THE RIGHTS AND REMEDIES WITH RESPECT TO THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT SHALL BE GOVERNED BY LEGAL PRINCIPLES OTHER THAN THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT. ACCORDINGLY, TO THE MAXIMUM EXTENT APPLICABLE AND PERMITTED BY LAW (AND WITHOUT ADMITTING SUCH APPLICABILITY), PURCHASER HEREBY WAIVES THE PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, CHAPTER 17, SUBCHAPTER 3 (OTHER THAN SECTION 17.555, WHICH IS NOT WAIVED), TEXAS BUSINESS AND COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. FOR PURPOSES OF THE WAIVERS SET FORTH IN THIS AGREEMENT, PURCHASER HEREBY WARRANTS AND REPRESENTS UNTO SELLER THAT (A) PURCHASER HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTION CONTEMPLATED UNDER THIS AGREEMENT, (B) PURCHASER IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION WITH SELLER REGARDING THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT, (C) PURCHASER IS REPRESENTED BY LEGAL COUNSEL THAT IS SEPARATE AND INDEPENDENT OF SELLER AND SELLER'S LEGAL COUNSEL AND (D) PURCHASER HAS CONSULTED WITH PURCHASER'S LEGAL COUNSEL REGARDING THIS AGREEMENT PRIOR TO PURCHASER'S EXECUTION OF THIS AGREEMENT AND VOLUNTARILY CONSENTS TO THIS WAIVER.

                    [Remainder of Page Intentionally Left Blank]


      NOW WHEREFORE, the parties hereto have executed this Purchase Contract under seal as of the date first set forth above.

                                     Seller:

                                    GRANADA AIPL 6, A TEXAS LIMITED

                                    PARTNERSHIP,

                                    a Texas limited partnership

                                    By:   Granada AIPL 6, Inc.,
                                          a Texas  corporation,
                                          its general partner


                                          By:
                                          _       Harry Alcock
                                          _       Vice President





                                   Purchaser:

                                    CASA ASSOCIATES, L.P.,

                                    a Texas limited partnership

                                    By:   KAMZ Development Corporation,
                                          a Texas corporation,
                                          its general partner



                                          _By:
                                                Matt Zebrowski
                                                President




                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                 (Casa Granada)

Tract I:

Lot Number One (1), Block Number One (1), 144 Southmore Corporation Subdivision in the City of Harlingen, in Cameron County, Texas according to Map of said Subdivision, recorded in Volume 20, Page 25 of the Map Records of Cameron County, Texas:

Tract II:

Lot Number One (1), Block Number One (1), 144 Southmore Corporation Subdivision, Unit No. Two, in the City of Harlingen in Cameron County, Texas, according to Map of said Subdivision recorded in Volume 22, Page 19 of the Map Records of Cameron County, Texas.

Tract III:

Lot Number One (1), in Block Number One (1), 144 Southmore Corporation, Unit No. Three in the City of Harlingen in Cameron County, Texas, according to Map of said Subdivision recorded in Volume 24, Page 6 of the Map records of Cameron County, Texas.

                                    EXHIBIT B

                            LIST OF EXCLUDED PERMITS

                             To Be Inserted, If Any

                                    EXHIBIT C

               LIST OF EXCLUDED PERSONAL PROPERTY OR EQUIPMENT

1.    Any "Buyer's Access" computers or related software.


                                    EXHIBIT D

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT ("Escrow Agreement") made this _____day of May, 2000 by and among GRANADA AIPL 6, A TEXAS LIMITED PARTNERSHIP, a Texas limited partnership ("Seller"), CASA ASSOCIATES, L.P., a Texas limited partnership ("Purchaser"); and STEWART TITLE GUARANTY COMPANY ("Escrow Agent");

                                   WITNESSETH:

      Whereas Purchaser and Seller are parties to a certain Purchase and Sale Contract (the "Purchase Contract") made and dated as of the ________ day of May, 2000; and

      Whereas, the Purchase Contract requires that Purchaser provide a deposit in the amount of Fifty Thousand and No/100 Dollars ($50,000.00) in cash (the "Deposit"), to be held pursuant to an escrow agreement approved by Purchaser and Seller; and

      Now, therefore, the parties agree to the following:

1. Establishment of Escrow. Escrow Agent hereby acknowledges receipt of Fifty Thousand and No/100 Dollars ($50,000.00) in cash (constituting the Deposit), to be deposited, held, invested, and disbursed for the benefit of Seller and Purchaser and their respective successors and assigns, as provided herein and as provided in the Purchase Contract.

2. Investment of Escrow Fund. All funds received by Escrow Agent, including the Deposit (collectively, the "Escrow Fund"), shall be held in insured accounts and invested in an interest-bearing bank account acceptable to Seller and Purchaser at one or more federally insured national banking association(s) or such other investment jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent) and all interest and income thereon shall become part of the Escrow Fund and shall be remitted to the party entitled to the Escrow Fund, as set forth below.

3. Application of Escrow Fund. Escrow Agent shall hold the Escrow Fund as provided above and (a) if the sale of the Property is closed by the date fixed therefor (or any extension date provided for by mutual written consent of the parties hereto, given or withheld in their respective sole discretion), Escrow Agent shall deliver the Escrow Fund to Seller in immediately available funds by wire transfer in accordance with the instructions of Seller on the Closing Date as set forth in the Purchase Contract, (b) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations, the Escrow Agent shall return and refund the Escrow Fund to Purchaser, (c) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller, Purchaser shall give Notice to the Escrow Agent and Seller and in such Notice shall state whether it elects as its remedy return of the Escrow Fund or specific performance of the Purchase Contract; if Purchaser elects return of the Escrow Fund, Escrow Agent shall return and refund the Escrow Fund to Purchaser, (d) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, Escrow Agent shall forthwith deliver the Escrow Fund in immediately available funds by wire transfer in accordance with the instructions of Seller, and (e) if Purchaser shall have canceled the Purchase Contract on or before the expiration of the Feasibility Period (as defined in the Purchase Contract), the Escrow Agent shall return and refund the Escrow Fund to Purchaser.

      If on or prior to the termination of this Escrow Agreement, a party claims to be entitled to payment of the Escrow Fund under the provisions referred to herein, such party shall give Notice to the Escrow Agent and the other party of the claim in writing, describing in such Notice the nature of the claim, and the provisions of the Purchase Contract on which the claim is based. Unless the other party sends the Escrow Agent a written objection to the claim, with a copy concurrently to the claiming party, within ten (10) days after receipt of the Notice of claim, the claim shall be conclusively presumed to have been approved. In such case, or in the event of mutual written consent of the parties hereto, given or withheld in their respective sole discretion, Escrow Agent shall, within two (2) business days thereafter, pay the claim as demanded. Notwithstanding the foregoing, Escrow Agent shall deliver the Escrow Fund to Seller forthwith upon Closing in accordance with the terms of subpart (a) of the immediately preceding paragraph.

      When all monies held by Escrow Agent have been finally distributed in accordance herewith, this Escrow Agreement shall terminate.

4. Liability. Escrow Agent will be obligated to perform only the duties that are expressly set forth herein. In case of conflicting demands upon Escrow Agent, it may (i) refuse to comply therewith as long as such disagreement continues and make no delivery or other disposition of any funds or property then held (and Escrow Agent shall not be or become liable in any way for such failure or refusal to comply with such conflicting or adverse claims or demands, except for its failure to exercise due care, willful breach and willful misconduct); and
(ii) continue to so refrain and so refuse to act until all differences have been adjusted by agreement and, Escrow Agent has been notified thereof in writing signed jointly by Seller and Purchaser or (iii) to interplead the portion of the Escrow Fund in dispute.

5. No Obligation to Take Legal Action. Escrow Agent shall not be under any obligation to take any legal action in connection with this Escrow Agreement or for its enforcement, or to appear in, prosecute, or defend any action or legal proceeding which, in its opinion, would or might involve it in any costs, expense, loss, or liability, unless and as often as required by it, it is furnished with satisfactory security and indemnity against all such costs, expenses, losses, or liabilities.

6. Status of Escrow Agent. Escrow Agent is to be considered and regarded as a depository only, and shall not be responsible or liable (except for its failure to exercise due care, willful breach or willful misconduct) for the sufficiency or correctness as to form, manner of execution, or validity of any instrument deposited pursuant to this Escrow Agreement, nor as to the identity, authority, or rights of any person executing the same. Escrow Agent's duties hereunder shall be limited to the safekeeping and investment of money, instruments, and securities received by it as Escrow Agent and for their disbursement in accordance with the written escrow instructions given it in accordance with this Escrow Agreement.

7. Written Instructions of Parties. Notwithstanding any contrary provision contained herein, Escrow Agent shall, at all times, have full right and authority and the duty and obligation to pay over and disburse the principal and interest of the Escrow Fund in accordance with the joint written instructions signed by Seller and Purchaser.

8. Notices. Any required or permitted Notice or other communication under this Escrow Agreement ("Notice") shall be given as follows. All Notices, requests, demands and other communications hereunder shall be deemed to have been duly given if the same shall be in writing and shall be delivered personally or sent by federal express or other recognized national overnight courier service maintaining records of delivery, or sent by registered or certified mail, postage pre-paid, or sent by facsimile transmission (with a copy of the facsimile confirmation and the facsimile transmission also sent by U.S. Mail) and addressed as set forth below:

            If to Seller:                     If to Purchaser:

            Granada AIPL 6, A Texas Limited   Casa Associates, L.P.
            Partnership                       1325 South 77 Sunshine Strip,
            2000 South Colorado Boulevard     Suite 208
            Tower Two, Suite 2-1000           Harlingen, Texas 78550
            Denver, Colorado 80222            Attn: Matthew Zebrowski
            Attn:  Mr. Harry Alcock           Telephone No. (956) 423-2560
            Telephone No. (303) 691-4344      Facsimile No. (956) 423-5287
            Facsimile No. (303) 691-5662

                  And                               With a copy to

            Granada AIPL 6, A Texas Limited   McCullough & McCullough
            Partnership                       323 East Jackson
            2000 South Colorado Boulevard     Harlingen, Texas  78551
            Tower Two, Suite 2-1000           Attn: Graham McCullough, Esq.
            Denver, Colorado 80222            Telephone No. (956) 423-1234
            Attn:  Mr. Pat Stucker            Facsimile No. (956) 423-4976
            Telephone No. (303) 691-4321
            Facsimile No. (303) 692-0786

                  With a copy to                    If to Escrow Agent:

            Jackson Walker L.L.P.             Stewart Title Guaranty Company
            112 E. Pecan                      1980 Post Oak Boulevard
            Suite 2100                        Suite 400
            San Antonio, Texas 78205          Houston, Texas 77056
            Attn:  Eileen E. Scherlen, Esq.   Attn: Wendy Howell
            Telephone No. (210) 978-7784      Telephone No. (713) 625-8161
            Facsimile No. (210) 978-7790      Facsimile No. (713) 552-1703

      Any party may change the address to which Notices are to be addressed by giving the other parties Notice in the manner herein set forth. All such Notices, requests, demands and other communications shall be deemed to have been delivered (i) as of the day of receipt, in the case of personal delivery, or
(ii) as of the day of receipt or attempted delivery date in the case of delivery by air courier, or (iii) as of the date of receipt or first attempted delivery, as evidenced by the return receipt card, in the case of mailing by certified or registered United States mail.

9. Fee. Escrow Agent shall receive a fee of $300.00 for its services hereunder, and be paid or reimbursed for all expenses, disbursements and advances, including reasonable attorneys' fees, incurred or paid in connection with carrying out its duties hereunder, the payment of all amounts to be shared equally by Purchaser and Seller equally, and not out of the Escrow Fund. Non-payment of such fee by Purchaser or Seller shall not entitle Escrow Agent to refuse or fail to act as required by this Escrow Agreement.

10. Titles and Section Headings. Titles of sections and subsections contained in this Escrow Agreement are inserted for convenience of reference only, and neither form a part of this Escrow Agreement or are to be used in its construction or interpretation.

11. Counterparts. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

12. Non-Waiver. No waiver by either party of any breach of any term or condition of this Escrow Agreement shall operate as a waiver of any other breach of such term or condition or of any other term or condition. No failure to enforce such provision shall operate as a waiver of such provision or of any other provision hereof, or constitute or be deemed a waiver or release of any other party for anything arising out of, connected with, or based upon this Escrow Agreement.

13. Binding Effect. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns. The parties recognize and acknowledge that the powers and authority granted Escrow Agent herein are each irrevocable and coupled with an interest. Escrow Agent shall have no liability to Seller or Purchaser for any mistakes in judgment in the performance of any function hereunder, except for failure to exercise due care, willful breach and willful misconduct.

14. Nonlimitation of Liability. Nothing contained herein shall in any way limit the liabilities, obligations and remedies of Seller and Purchaser as set forth in the Purchase Contract.

15.   Governing  Law.  This  Escrow   Agreement   shall  be  governed  by  and
construed in accordance with the laws of the State of Texas.

16.   Time of Essence.  Time is of the essence of this Escrow Agreement.

17. Entire Agreement; Modification. This Escrow Agreement supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      [Remainder of Page Intentionally Left Blank]


In witness whereof each of the parties hereto has caused this Escrow Agreement to be executed under seal on its behalf by duly authorized persons, all as of the day and year first above written.

                                     Seller:

                                    GRANADA AIPL 6, A TEXAS LIMITED

                                    PARTNERSHIP,

                                    a Texas limited partnership

                                    By:   Granada AIPL 6, Inc.,
                                          a Texas  corporation,
                                          its general partner


                                          By:
                                          _       Harry Alcock
                                          _       Vice President





                                   Purchaser:

                                    CASA ASSOCIATES, L.P.,

                                    a Texas limited partnership

                                    By:   KAMZ Development Corporation,
                                          a Texas corporation,
                                          its general partner



                                          _By:
                                                          Matt Zebrowski
                                                          President



                                    Escrow Agent:

                                    STEWART TITLE GUARANTY COMPANY

                                       By:

                                       Name:
                                       Title:


                                    EXHIBIT E

                          FORM OF SPECIAL WARRANTY DEED

                                     (TEXAS)

THE STATE OF TEXAS    ss.
                      ss.
COUNTY OF CAMERON     ss.

      GRANADA AIPL 6, A TEXAS LIMITED PARTNERSHIP, a Texas limited partnership ("Grantor"), for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the sufficiency of which is hereby acknowledged and confessed, has GRANTED and CONVEYED, and by these presents does GRANT and CONVEY unto CASA ASSOCIATES, L.P., a Texas limited partnership ("Grantee"), its legal representatives, successors and assigns forever, all those certain lots, tracts or parcels of land in Cameron County, Texas, more particularly described on Exhibit A attached hereto and incorporated herein by this reference for all purposes, together with all the improvements, structures and fixtures situated thereon, and all appurtenances, rights and privileges thereunto attached or in anywise belonging (the "Property");

      EXCEPT THAT, this conveyance is expressly made subject to the Permitted Exceptions described in Exhibit B hereto, to the extent the same are validly existing and applicable to the Property (the "Permitted Encumbrances")

      TO HAVE AND TO HOLD the above described premises unto the said GRANTEE, its successors and assigns forever, and the GRANTOR does hereby bind itself, its successors and assigns to forever warrant and defend said premises unto the said GRANTEE, its successors and assigns against the lawful claims of any person now claiming or to claim the same or any part thereof by through or under Grantor, but not otherwise, subject only to the Permitted Encumbrances.

      In addition, Grantor hereby conveys to Grantee, for the same consideration set forth above and subject to the same consideration set forth above and subject to the Permitted Encumbrances, all of Grantor's right, title and interest, if any, in and to any minerals, oil, gas and other hydrocarbon substances, development rights, air rights, water, water rights, wastewater or other utility rights, water stock relating to the land, strips and gores, streets, alleys, easements, rights-of-way, public ways, or other rights of Grantor appurtenant, abutting or adjoining the Property.

      EXCEPT AS TO THE SPECIAL WARRANTY OF TITLE SET FORTH ABOVE, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT THE GRANT AND CONVEYANCE OF THE PROPERTY IS "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS" OF ANY KIND INCLUDING BUT NOT LIMITED TO ANY MATTER, FACT OR CONDITION PERTAINING TO OR AFFECTED BY ANY APPLICABLE LAW, RULE OR REGULATION PERTAINING TO WATER, AIR, WASTE OR ENVIRONMENTAL PROTECTION (WHETHER ABOVE, WITHIN, UNDER OR ADJACENT TO THE PROPERTY). GRANTOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS WARRANTIES, EXPRESS OR IMPLIED, AS TO THE FITNESS, ENVIRONMENTAL COMPLIANCE, HANDICAPPED ACCESSIBILITY LAW COMPLIANCE, ELECTROMAGNETIC FIELD EXPOSURE LEVELS, AREA, CONDITION, QUALITY, QUANTITY,
CHARACTER, SIZE, VALUE OF THE PROPERTY OR IMPROVEMENTS THEREON, EXPENSES, DESCRIPTION, MERCHANTABILITY OR HABITABILITY OF THE PROPERTY, FITNESS OF THE PROPERTY FOR A PARTICULAR PURPOSE OR OTHERWISE. GRANTEE, BY ITS ACCEPTANCE HEREOF, DOES HEREBY RELEASE AND FOREVER DISCHARGE GRANTOR, ITS OFFICERS,
DIRECTORS AND TRUSTEES AND THEIR RESPECTIVE AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNEES FROM ANY AND ALL CLAIMS, OBLIGATIONS AND LIABILITIES (WHETHER BASED IN TORT, UNDER CONTRACT OR OTHERWISE) ATTRIBUTABLE, IN WHOLE OR IN PART, TO ANY SUCH REPRESENTATION (OTHER THAN THE SPECIAL WARRANTY OF TITLE SET FORTH HEREIN) AND/OR ALLEGED REPRESENTATION.

      Grantee, by its acceptance hereof, hereby assumes payment of all standby charges, ad valorem real estate taxes and assessments with respect to the 2000 calendar year and subsequent calendar years not yet due and payable, each to the extent attributable to all or any portion of the Property.

            Grantee's address:      1325 South 77 Sunshine Strip, Suite 208
                               Harlingen, Texas  78550


      Executed as of  ____ day of ________________, 2000.


                                     Seller:

                                    GRANADA AIPL 6, A TEXAS LIMITED

                                    PARTNERSHIP,

                                    a Texas limited partnership

                                    By:   Granada AIPL 6, Inc.,
                                          a Texas  corporation,
                                          its general partner


                                          By:
                                          _       Harry Alcock
                                          _       Vice President

THE STATE OF COLORADO ss.
                      ss.
COUNTY OF DENVER      ss.


      This instrument was acknowledged before me on the ____ day of May, 2000, by Harry Alcock, Vice-President of Granada AIPL 6, Inc., a Texas corporation, the general partner of Granada AIPL 6, A Texas Limited Partnership, a Texas limited partnership, on behalf of said partnership.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this the ____ day of _____________, 2000.

      ------                        --------------------------------------
      ______                        Notary  Public  in and  for the  State  of
Colorado

                                 EXHIBIT "A"


                                LEGAL DESCRIPTION

                                 EXHIBIT "B"



                             PERMITTED ENCUMBRANCES

                                    EXHIBIT F

                              FORM OF BILL OF SALE

      This Bill of Sale ("Assignment") is executed by GRANADA AIPL 6, A TEXAS LIMITED PARTNERSHIP, a Texas limited partnership ("Seller") and CASA ASSOCIATES, L.P., a Texas limited partnership ("Purchaser").

      Seller and Purchaser, have entered into that certain Purchase and Sale Contract and dated as of ______________, 2000 ("Purchase Contract"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in Exhibit "A" attached thereto and the improvements located thereon (collectively, the "Project").

      Pursuant to the Purchase Contract, Seller has agreed to assign, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Property (as hereinafter defined).

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

      1. As used herein, the term "Property" shall mean the following property to the extent said property is owned by Seller and used in, held for use in connection with, or necessary for the operation of the Project:

            a. Property  Contracts.  All of Seller's  rights and  interests in and to purchase orders, maintenance, service or utility contracts and similar contracts which relate to the ownership, maintenance, construction or repair and/or operation of the Project, but only to the extent transferable.

            b. Leases.  All  of  Seller's  rights  and  interests  in  and  to leases, subleases, and other occupancy agreements, whether or not of record, which provide for use or occupancy of space or facilities on or relating to the Project.

            c. Security  Deposits.  All of Seller's  rights and  interests  in and to any and all (i) prepaid rent held as security, (ii) security deposits, and (iii) pet deposits, if any, held by Seller under any of the leases assigned pursuant hereto.

            d. Licenses and Permits.  All of Seller's  rights and interests in and to all licenses and/or permits granted by governmental authorities having jurisdiction over the Project and utilized with respect to the Project.

            e. Fixtures and Tangible Personal Property. All of Sellers rights and interests in and to all fixtures, furniture, furnishings, fittings, equipment, machinery, computers (to the extent located on the Property and owned by Seller), fax machines (to the extent located on the Property and owned by Seller), copiers (to the extent located on the Property and owned by Seller), apparatus, appliances and other articles of tangible personal property now located on the Project or in the improvements thereon and used in connection with any present or future occupation or operation of all or any part of the Project, but only to the extent transferable.

            The term "Property" shall not include any of the foregoing: (i) to the extent the same are excluded or reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and (ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.

      2. Assignment. Seller hereby assigns, sells and transfers, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Property, subject to any rights of consent as provided therein.

      3. Assumption. Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Property and agrees to perform all of the covenants and obligations of Seller thereunder. Purchaser further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Property, pertaining to acts arising on and after the date hereof. Seller further agrees to indemnify, defend and hold Purchaser harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Property, pertaining to acts arising prior to the date hereof

      4. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

      5. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

      6.    Applicable  Law.  This   Assignment   shall  be  governed  by  and
interpreted in accordance with the laws of the State in which the Property is located.

      7. Titles and Section Headings. Titles of sections and subsections contained in this Assignment are inserted for convenience of reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.

      8. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

      9. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED.

WITNESS the signatures and seals of the undersigned.

Dated:                  , 2000


                                     Seller:

                                    GRANADA AIPL 6, A TEXAS LIMITED

                                    PARTNERSHIP,

                                    a Texas limited partnership

                                    By:   Granada AIPL 6, Inc.,
                                          a Texas  corporation,
                                          its general partner


                                          By:
                                          _       Harry Alcock
                                          _       Vice President


                                   Purchaser:

                                    CASA ASSOCIATES, L.P.,

                                    a Texas limited partnership

                                    By:   KAMZ Development Corporation,
                                          a Texas corporation,
                                          its general partner



                                          _By:
                                                          Matt Zebrowski
                                                          President

                                    EXHIBIT G

                               GENERAL ASSIGNMENT

      This General Assignment ("Assignment") is executed by GRANADA AIPL 6, A TEXAS LIMITED PARTNERSHIP, a Texas limited partnership ("Seller"), in favor of CASA ASSOCIATES, L.P., a Texas limited partnership ("Purchaser").

      Seller and Purchaser, have entered into that certain Purchase and Sale Contract and dated as of _______________, 2000 ("Purchase Contract"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in Exhibit "A" attached thereto and the improvements located thereon collectively, the "Project"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Purchase Contract.

      Pursuant to the Purchase Contract, Seller has agreed to assign, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets (as hereinafter defined).

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

      1. As used herein, the term "Miscellaneous Property Assets" shall mean all contract rights, leases, concessions, warranties, plans, drawings, and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, but only to the extent transferable. The term "Miscellaneous Property Assets" shall also include the following, but only to the extent owned by Seller and in Seller's possession: site plans, surveys, soil and substrata studies, architectural renderings, plans and specifications, engineering plans and studies, floor plans, tenant data sheets, landscape plans and other plans or studies of any kind, if any, which relate to the Land and or the Improvements or the Fixtures and Tangible Personal Property. The term "Miscellaneous Property Assets" shall also include all of Seller's rights, if any, in and to the name "CASA GRANADA APARTMENTS".

      2. The term "Miscellaneous Property Assets" shall not include any of the foregoing: (i) to the extent the same are excluded or reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and
(ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.

      3. Assignment. Seller hereby assigns, sells and transfers, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets, subject to any rights of consent as provided therein.

      4. Assumption. Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Miscellaneous Property Assets and agrees to perform all of the covenants and obligations of Seller thereunder. Purchaser further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Miscellaneous Property Assets, pertaining to acts arising on and after the date hereof. Seller further agrees to indemnify, defend and hold Purchaser harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Miscellaneous Property Assets arising prior to the date hereof.

      5. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

      6. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

      7.    Applicable  Law.  This   Assignment   shall  be  governed  by  and
interpreted in accordance with the laws of the State in which the Project is located.

      8. Titles and Section Headings. Titles of sections and subsections contained in this Assignment are inserted for convenience of reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.

      9. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

      10. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED.

      WITNESS the signatures and seals of the undersigned.

Dated:  ___________, 2000


                                     Seller:

                                    GRANADA AIPL 6, A TEXAS LIMITED

                                    PARTNERSHIP,

                                    a Texas limited partnership

                                    By:   Granada AIPL 6, Inc.,
                                          a Texas  corporation,
                                          its general partner


                                          By:
                                          _       Harry Alcock
                                          _       Vice President





                                   Purchaser:

                                    CASA ASSOCIATES, L.P.,

                                    a Texas limited partnership

                                    By:   KAMZ Development Corporation,
                                          a Texas corporation,
                                          its general partner



                                          _By:
                                                          Matt Zebrowski
                                                          President


                                    EXHIBIT H

Tenants at Casa Grander Apartments
1814 E. Washington Dr.
Harlingen, Texas 78550

Re: Your lease at

Dear Tenant:

      Effective as of [date], Granada AIPL 6, A Texas Limited Partnership, a Texas limited partnership (the "Seller"), has sold the Casa Grande Apartments located at 1814 E. Washington Dr., Harlingen, Texas 78550 (and has assigned your lease) to ______________________, a _______________________ (the "Purchaser").
In connection with such sale and assignment, the Purchaser has assumed the Seller's obligations as landlord under your lease and has also been transferred any unapplied and refundable portion of your security deposit(s). The amount of your security deposit is

$------------------------------.

      All rent thereafter due should be made payable to the Purchaser and forwarded to the following address:

      ========================
      ------------------------

      All inquiries you may have should be addressed to the property manager at the address set forth above.

                                    Very truly yours,



                                   [Purchaser]


                                    EXHIBIT I

                           LEAD-BASED PAINT DISCLOSURE

      Every purchaser of any interest in residential property on which a residential dwelling was built prior to 1978 is notified that such property may present exposure to lead from lead-based paint that may place young children at risk of developing lead poisoning. Lead poisoning in young children may produce permanent neurological damage, including learning disabilities, reduced intelligence quotient, behavioral problems, and impaired memory. Lead poisoning also poses a particular risk to pregnant women. The seller of any interest in residential real property is required to provide the Purchaser with any information on lead-based paint hazards from risk assessments or inspections in the seller's possession and notify the Purchaser of any known lead-based paint hazards. A risk assessment or inspection for possible lead-based paint hazards is recommended prior to purchase.

1. Except as set forth in Exhibit A attached hereto, Seller has no knowledge of the presence of lead-based paint and/or lead-based paint hazards in the housing located on the Land. To the best of Seller's knowledge, except as set forth in Exhibit B attached hereto, there are no records or reports available to Seller pertaining to lead-based paint and/or lead-based paint hazards in the housing located on the Land.

2. Purchaser affirms that it has received from Seller the pamphlet Protect your Family from Lead in Your Home. 3. Purchaser affirms that it has received the opportunity to conduct a risk assessment or inspection for the presence of lead-based paint and/or lead-based paint hazards required by 24 CFR ss. 35.90(a).

      Seller and Purchaser hereby certify that, to the best of their knowledge, their respective statements made above are accurate.

Dated:                        .


                                     Seller:

                                    GRANADA AIPL 6, A TEXAS LIMITED

                                    PARTNERSHIP,

                                    a Texas limited partnership

                                    By:   Granada AIPL 6, Inc.,
                                          a Texas  corporation,
                                          its general partner


                                          By:
                                          _       Harry Alcock
                                          _       Vice President





                                   Purchaser:

                                    CASA ASSOCIATES, L.P.,

                                    a Texas limited partnership

                                    By:   KAMZ Development Corporation,
                                          a Texas corporation,
                                          its general partner



                                          _By:
                                                          Matt Zebrowski
                                                          President

                                 SCHEDULE 1.1.23

                            SELLER'S NOTE OBLIGATION

1. Multifamily Note, dated as of September 27, 1999, in the original principal amount of $1,413,000.00, executed by Seller and payable to the order of GMAC Commercial Mortgage Corporation.

                                  SCHEDULE 5.5

                                    MATERIALS

      (i) A current rent roll (the "Rent Roll"), the Rent Roll to reflect all unleased space, and, with respect to each Lease: the approximate leasable area; the name of the Tenant; the commencement date; the scheduled expiration date; all renewal, expansion, and similar rights; the rental payable thereunder; the amount, if any, of past due rent or other amounts; the amount of security and other deposits paid by the Tenant; and the amount of prepaid rent, rental discounts, rebates, rental concessions, commissions, and other items payable thereunder or in connection therewith.

      (ii) Profit and loss statements reflecting the operation of the Property for calendar years 1998 and 1999, and year-to-date statements for 2000.



                                TABLE OF CONTENTS

                                                                            Page

ARTICLE 1   DEFINED TERMS...................................................1

ARTICLE 2   PURCHASE AND SALE OF PROPERTY...................................4

ARTICLE 3   PURCHASE PRICE & DEPOSIT........................................4

ARTICLE 4   FINANCING.......................................................5

ARTICLE 5   FEASIBILITY PERIOD..............................................6

ARTICLE 6   TITLE...........................................................8

ARTICLE 7   CLOSING........................................................10

ARTICLE 8   REPRESENTATIONS, WARRANTIES AND COVENANTS
            OF SELLER AND PURCHASER........................................14

ARTICLE 9   CONDITIONS PRECEDENT TO CLOSING................................18

ARTICLE 10  BROKERAGE......................................................20

ARTICLE 11  POSSESSION.....................................................20

ARTICLE 12  DEFAULTS AND REMEDIES..........................................21

ARTICLE 13  RISK OF LOSS OR CASUALTY.......................................21

ARTICLE 14  LEAD-BASED PAINT DISCLOSURE....................................22

ARTICLE 15  EMINENT DOMAIN.................................................22

ARTICLE 16  MISCELLANEOUS..................................................22

                                                                   EXHIBIT 10.31

                                 FIRST AMENDMENT

                          TO PURCHASE AND SALE CONTRACT

      THIS FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into as of the 29th day of August, 2000, by and between GRANADA AIPL 6, a Texas limited partnership ("Seller") and CASA ASSOCIATES, L.P., a Texas limited partnership ("Purchaser").

                                    RECITALS:

      A. Purchaser and Seller have entered into that certain Purchase and Sale Contract (the "Purchase Contract") dated as of May 31, 2000, covering certain parcels of real property located in Nueces County, Texas, as more particularly described in the Purchase Contract.

      B. Purchaser and Seller desire to amend the Purchase Contract in certain respects, as set forth below.


      C. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract.

                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. Section 7.1.1 of the Agreement is hereby modified and amended to extend the date of the Closing from ninety (90) days following the Effective Date to September 7, 2000.

      2. Except as expressly modified by this Amendment, the Purchase Contract is in full force and effect as originally written.

      3. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original, and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      4. Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.


            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                     Seller:

                                    GRANADA AIPL 6, A TEXAS LIMITED

                                    PARTNERSHIP, a Texas limited partnership

                                    By:   Granada AIPL 6, Inc.,
                                          a Texas  corporation,
                                          its general partner


                                          By:
                                          _       Harry Alcock
                                          _       Vice President


                                   Purchaser:

                                    CASA ASSOCIATES, L.P.,

                                    a Texas limited partnership

                                    By:   KAMZ Development Corporation,
                                          a Texas corporation,
                                          its general partner


                                          By:
                                                Matt Zebrowski
                                                President

                                                                   EXHIBIT 10.32

                                SECOND AMENDMENT

                          TO PURCHASE AND SALE CONTRACT

      THIS SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into as of the 5th day of September, 2000, by and between GRANADA AIPL 6, a Texas limited partnership ("Seller") and CASA ASSOCIATES, L.P., a Texas limited partnership ("Purchaser").

                                    RECITALS:

      A. Purchaser and Seller have entered into that certain Purchase and Sale Contract (as amended, the "Purchase Contract") dated as of May 31, 2000, covering certain parcels of real property located in Nueces County, Texas, as more particularly described in the Purchase Contract.

      B. The Purchase  Contract  was amended and modified by that certain  First
Amendment to Purchase and Sale Contract, dated as of August 29, 2000, by and between Purchaser and Seller.

      C. Purchaser and Seller desire to again amend the Purchase Contract in certain respects, as set forth below.


      D. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract.

                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. Section 7.1.1 of the Agreement is hereby modified and amended to extend the date of the Closing from ninety (90) days following the Effective Date to September 12, 2000.

      2. Except as expressly modified by this Amendment, the Purchase Contract is in full force and effect as originally written.

      3. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original, and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      4. Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.


            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                     Seller:

                                    GRANADA AIPL 6, A TEXAS LIMITED

                                    PARTNERSHIP, a Texas limited partnership

                                    By:   Granada AIPL 6, Inc.,
                                          a Texas  corporation,
                                          its general partner


                                          By:
                                          _       Harry Alcock
                                          _       Vice President


                                   Purchaser:

                                    CASA ASSOCIATES, L.P.,

                                    a Texas limited partnership

                                    By:   KAMZ Development Corporation,
                                          a Texas corporation,
                                          its general partner


                                          By:
                                                Matt Zebrowski
                                                President

                                                                   EXHIBIT 10.33

                                 THIRD AMENDMENT

                          TO PURCHASE AND SALE CONTRACT

      THIS THIRD AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into as of the 12th day of September, 2000, by and between GRANADA AIPL 6, a Texas limited partnership ("Seller"), and CASA ASSOCIATES, L.P., a Texas limited partnership ("Purchaser").

                                    RECITALS:

      A. Purchaser and Seller have entered into that certain Purchase and Sale Contract (as amended, the "Purchase Contract") dated as of May 31, 2000, covering certain parcels of real property located in Cameron County, Texas, as more particularly described in the Purchase Contract.

      B. The Purchase  Contract  was amended and modified by that certain  First
Amendment to Purchase and Sale Contract, dated as of August 29, 2000, by and between Purchaser and Seller.

      C. The Purchase Contract was again amended and modified by that certain Second Amendment to Purchase and Sale Contract, dated as of September 5, 2000, by and between Purchaser and Seller.

      D. Purchaser and Seller desire to again amend the Purchase Contract in certain respects, as set forth below.


      E. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract.

                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. Section 7.1.1 of the Agreement is hereby modified and amended to extend the date of the Closing from ninety (90) days following the Effective Date to September 20, 2000.

      2. Section 8.2.4 of the Agreement is hereby modified and amended to add the following sentence thereto as the second and third sentences thereof:

      In connection therewith, Seller specifically agrees that, upon the assumption by Purchaser of the Seller's Note Obligation, Seller will provide to the holder of the Seller's Note Obligation a cash deposit of Forty Thousand and No/100 Dollars ($40,000.00) (the "Seller's Security") to be held as collateral security for the repayment of the Seller's Note Obligation, on such terms and conditions as shall be satisfactory to Seller, provided that Purchaser shall, and does hereby, agree upon all parties executing the Special Escrow Account Security Agreement to indemnify Seller and hold Seller harmless from and against any loss, cost, expense or liability incurred by Seller as a result of the exercise of any remedies by the holder of the Seller's Note Obligation against the Seller's Security, including but not limited to the amount of the Seller's Security realized upon by such holder and any attorneys' fees and expenses incurred by Seller in connection therewith. The Indemnity of Purchaser contained in this Section 8.2.4 shall survive the Closing until the return to Seller of the full amount of the Seller's Security and the payment to Seller of all other sums due to Seller from Purchaser under this Section 8.2.4.

      3. Except as expressly modified by this Amendment, the Purchase Contract is in full force and effect as originally written.

      4. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original, and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      5. Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                     Seller:

                                    GRANADA AIPL 6, A TEXAS LIMITED

                                    PARTNERSHIP, a Texas limited partnership

                                    By:   Granada AIPL 6, Inc.,
                                          a Texas  corporation,
                                          its general partner


                                          By:
                                          _       Harry Alcock
                                          _       Vice President


                                   Purchaser:

                                    CASA ASSOCIATES, L.P.,

                                    a Texas limited partnership

                                    By:   KAMZ Development Corporation,
                                          a Texas corporation,
                                          its general partner


                                          By:
                                                Matt Zebrowski
                                                President